                                             As filed Pursuant to Rule 424(b)(3)
                                                              File No. 333-69620

                     Prospectus For Single Purchase Payment
                      Modified Guaranteed Annuity Contract

                                   Issued by:
                     GE Life and Annuity Assurance Company
                             6610 West Broad Street
                            Richmond, Virginia 23230
                           Telephone: (804) 281-6000

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This prospectus gives details about the contract that you should know before investing. Please read this prospectus carefully and keep it for future reference.

This prospectus describes a single purchase payment modified guaranteed annuity contract (the "contract") for individuals offered by GE Life and Annuity Assurance Company (the "Company," "we," "us," or "our"). You may purchase the Contract on a non-qualified basis ("Non-Qualified Contracts") or for use with certain qualified retirement plans ("Qualified Contracts").

The contract provides a means for you to allocate a single purchase payment of $5,000 or more ($2,000 or more for Individual Retirement Accounts ("IRAs")) to our Guarantee Account for a specified investment period, known as a Guarantee Term. You select a Guarantee Term from a number of Guaranteed Terms we offer at the time of your purchase payment. We typically offer Guarantee Terms ranging from 1 to 10 years, although we may not offer each of these Guarantee Terms in the future. Not all the Guarantee Terms are available in all states or in all markets. Your purchase payment will earn interest for the initial Guarantee Term you select based on the interest rates we offer at the time of your purchase payment. For any Guarantee Term, we will credit a Guaranteed Interest Rate. We may credit a different Guaranteed Interest Rate for each year of a Guarantee Term.

If you surrender your contract or withdraw any portion of your Contract Value before the end of a Guarantee Term, we may assess a surrender charge on the amount you withdraw. We may apply a Market Value Adjustment to the proceeds paid in connection with any withdrawal or transfer. We may also apply a Market Value Adjustment in determining your Annuity Commencement Value. Under certain conditions, you may withdraw earned interest without a surrender charge or Market Value Adjustment. Withdrawals of interest will be subject to income tax and may be subject to a 10% tax penalty if taken before age 59 1/2.

On the Annuity Date, we will apply your Surrender Value, modified by any Market Value Adjustment, to a monthly income payment, to an Optional Payment Plan you have selected, or you may take that amount in one lump sum payment. The Optional Payment Plans include:

  . life income with payments guaranteed for 10, 15 or 20 years;

  . payments for a fixed period from 1 to 30 years;

  . payments of a fixed amount until the amount we hold is exhausted;

  . annual payments of interest earned from proceeds left with us; or

  . life income based on the lives of two payees with payments guaranteed for 10 years.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is May 1, 2002.

This contract:

  . Is Not a bank deposit

  . Is Not FDIC insured

  . Is Not insured or endorsed by a bank or any federal government agency

  . Is Not available in every state

Table of Contents

Definitions.................................................................   4

Summary.....................................................................   6

Other Contracts.............................................................   9

Financial Statements........................................................  10

The Contract................................................................  11

The Company.................................................................  13

Surrenders and Partial Withdrawals..........................................  19

Charges and Other Deductions................................................  22

The Death Benefit...........................................................  25

Benefits at Annuity Commencement Date.......................................  28

Optional Payment Plans......................................................  29

Federal Tax Matters.........................................................  31

Requesting Payments.........................................................  38

Sales of the Contract.......................................................  39

Additional Information......................................................  41

GE Life and Annuity Assurance Company.......................................  42

Appendix A.................................................................. A-1

GE Life and Annuity Assurance Company Financial Statements

Definitions

The following terms are used throughout this prospectus:

Annuitant/Joint Annuitant -- The person(s) named in the contract whose age and, where appropriate, gender, determine Income Payments.

Annuity Commencement Date -- The date stated on your contract's data pages as the date on which Income Payments are scheduled to commence, provided the Annuitant(s) is living on that date. The Annuity Commencement Date may be changed after the Contract Date during the 30-day period immediately prior to the end of a Guarantee Term.

Annuity Commencement Value -- Your Surrender Value on the business day immediately preceding the Annuity Date modified by any Market Value Adjustment. We use the Annuity Commencement Value to determine the amount of each Income Payment or lump sum payment.

Annuity Date -- The date on which Income Payments start.

Code -- The Internal Revenue Code of 1986, as amended.

Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract's data pages. We use the Contract Date to determine Contract Years and Contract anniversaries.

Contract Value -- Your purchase payment and interest earnings under the contract, minus any prior withdrawals including surrender charges and any premium tax, modified by any prior Market Value Adjustment.

General Account -- Assets of the Company other than those allocated to any of our separate investment accounts.

Guarantee Account -- A legally insulated, non-unitized separate account established to hold amounts for this class of contracts.

Guaranteed Interest Rate -- A stated interest rate or rates we credit to the Contract Value during a Guarantee Term.

Home Office -- Our offices at 6610 West Broad Street, Richmond, Virginia 23230.

Income Payment -- One of a series of payments made under either the monthly income benefit or one of the Optional Payment Plans.

Guarantee Term -- The period of time we guarantee a specified credited rate(s) of interest under the contract.

Market Value Adjustment -- A positive or negative adjustment we may apply to the amount payable upon surrender, withdrawal or transfer. We may also apply a Market Value Adjustment in determining your Annuity Commencement Value.

Optional Payment Plan -- A plan whereby any part of the death benefit, Surrender Value or Annuity Commencement Value can be left with us to provide Income Payments to a payee.

Owner -- The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract (e.g., name beneficiaries, make withdrawals). The Owners are shown on the contract's data pages and on any application. "You" or "your" refers to the Owner or Joint Owners.

Surrender Value -- The Contract Value on the date we receive your written request for surrender at our Home Office, less any applicable premium tax and surrender charge.

Summary

How is a contract issued? We will issue the contract when we receive and accept your complete application information and your purchase payment. See the provision entitled "Issuing a Contract."

How does this contract work? The contract permits you to allocate a single purchase payment to our Guarantee Account for the Guarantee Term you select. On the Annuity Date, we apply your Annuity Commencement Value to purchase a series of monthly Income Payments (sometimes known as annuity payments). You may also elect Income Payments under an Optional Payment Plan or a lump sum payment.

Certain features described in this prospectus may vary from your contract. See the provision entitled "The Contract" of this prospectus for more information. Please refer to your contract for these provisions that apply specifically to you.

How does my purchase payment earn interest? You allocate your purchase payment (less any applicable premium taxes) to the Guarantee Account for a Guarantee Term you select. Your allocation will earn interest at the Guaranteed Interest Rate(s) we credit for that Guarantee Term. We may credit a different rate of interest for any Guarantee Term from one year to the next. See the provision entitled "Guarantee Terms."

What happens at the end of a Guarantee Term? At the end of any Guarantee Term, a subsequent Guarantee Term will begin. Unless you instruct us otherwise, the subsequent Guarantee Term will generally be the same duration as the expiring Guarantee Term. If we are not offering a Guarantee Term of the same duration, the subsequent Guarantee Term will be the next shortest Guarantee Term, which does not extend beyond the Annuity Commencement Date. If we do not offer a Guarantee Term that expires on or before the Annuity Commencement Date, the subsequent Guarantee Term will be the Guarantee Term that first expires after the Annuity Commencement Date. We will pay interest on your Contract Value in a subsequent Guarantee Term at our declared Guaranteed Interest Rate applicable to that Guarantee Term on the day the subsequent Guarantee Term begins. See the provision entitled "Guarantee Terms" in this prospectus.

Is the contract available to Qualified Plans? Yes. We may issue the Contract in connection with retirement plans that qualify for preferential income tax treatment as defined under the Code. We may also issue the contract on a non-qualified basis.

May I surrender the contract or take a partial withdrawal? Yes. You may surrender the Contract for its Surrender Value modified by any applicable Market Value Adjustment at any time before the Annuity Date. You may also take partial withdrawals from Contract Value. A partial withdrawal will reduce your Death Benefit.

For more information on surrenders and partial withdrawals, see the "Surrenders and Partial Withdrawals" provision in the prospectus.

What surrender charges are associated with the contract? If you surrender your Contract or withdraw Contract Value within the first seven Contract Years, we may assess a surrender charge.

The surrender charge will be anywhere from 7% to 1% of the amount withdrawn, depending on the contract year of your surrender or partial withdrawal. We will also apply a Market Value Adjustment to partial withdrawals and surrenders from the Guarantee Account.

You may withdraw an amount up to the free withdrawal amount without the imposition of a surrender charge or Market Value Adjustment. The free withdrawal amount equals the interest credited under the contract for the twelve-month period prior to the date of the partial withdrawal. We will reduce the available free withdrawal amount by the amount of any prior partial withdrawal during that twelve-month period. We will also waive the surrender charge if you apply your Contract Value upon surrender to certain Optional Payment Plans. See the "Charges and Other Deductions" provision of this prospectus.

Are there any other charges? Yes. If your state assesses a premium tax with respect to your contract, then at the time your contract incurs such tax (or at such other time as we may choose), we will deduct the premium tax from your purchase payment or from proceeds at surrender, partial withdrawal, death or the Annuity Date, as applicable. See the "Charges and Other Deductions" provision of this prospectus.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision of this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contract" provision of this prospectus.

What is a Market Value Adjustment? The Market Value Adjustment is an amount we deduct from or add to the amount payable upon surrender, partial withdrawal, or transfer if such event occurs outside the 30-day period immediately prior to the end of a Guarantee Term (the "30-day window"). We may also apply the Market Value Adjustment in determining your Annuity Commencement Value if the Annuity Date falls outside the 30-day window. The Market Value Adjustment formula in the contract reflects the relationship between the Guaranteed Interest Rate associated with the Guarantee Term from which the surrender, partial withdrawal, transfer or Income Payments are taken, and the Guaranteed Interest Rate for a Guarantee Term with a duration equal to the number of years remaining in the Guarantee Term from which the surrender, partial withdrawal, transfer or Income Payments are taken. See the "Market Value Adjustment" provision of this prospectus.

What happens if an Owner dies before the Annuity Date? Before the Annuity Date, if any Owner or Annuitant, if the Owner is a non-natural person, dies while the contract is in force, the death benefit becomes payable to the designated beneficiary. The Code imposes certain distribution rules on designated beneficiaries. We may pay a death benefit to the designated beneficiary. The death benefit will be the greater of:

  (1) the Contract Value; or

  (2) the Surrender Value modified by any applicable Market Value Adjustment. The death benefit is calculated as of the date we receive the paperwork necessary to process the death claim ("due proof of death") but there are other requirements and conditions. See "The Death Benefit" provision of this prospectus.

What annuity benefit does the contract provide? On the Annuity Date, we will apply your Annuity Commencement Value to a monthly income payment, an Optional Payment Plan you select, or pay that amount in one lump sum payment. The Optional Payment Plans are:

  (1) life income with payments, guaranteed for 10, 15 or 20 years;

  (2) payments for a fixed period from 1 to 30 years;

  (3) payments of a fixed amount until the amount we hold is exhausted;

  (4) annual payments of interest earned from proceeds left with us; or

  (5) life income based on the lives of two payees with payments guaranteed for 10 years.

Do I have a refund or return privilege? Yes. You have the right to return the contract to us at our Home Office and have us cancel the contract within a certain number of days (usually 20 days from the date you receive the contract, but some states have longer periods).

If you exercise this right, we will cancel the contract as of the day we receive your request and send you a refund equal to your purchase payment adjusted by any Market Value Adjustment. See the "Additional Information -- Return Privilege" provision of this prospectus.

Other Contracts

We offer other single purchase payment modified guaranteed annuity contracts, which also offer Guarantee Terms. These contracts have different charges that could affect the interest we may credit.

Financial Statements

The consolidated financial statements for the Company are set forth herein.

The Contract

The contract is a single purchase payment modified guaranteed annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what specifically applies to you.

PURCHASING A CONTRACT

If you wish to purchase a contract, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We may send the contract directly to you or to you through your sales representative. See the "Sales of the Contract" provision of the prospectus.

To apply for a contract, the Owner(s) and Annuitant(s) must be age 85 or younger. We may sell the contract for use with certain qualified retirement plans. If you are purchasing the contract for use with such a plan, you must be eligible to participate in the plan. Please be aware that if you are purchasing the contract for use with a qualified retirement plan, the contract includes features such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. Please consult a tax adviser to determine whether the contract is an appropriate investment for you.

Purchasing the contract through a tax free "Section 1035 Exchange." Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from one or more annuity contracts to make your purchase payment for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract and this contract has its own surrender charge, which would apply to you. The benefits under this contract may be different than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interests. Please note that the person trying to sell you the contract will generally earn a commission.

OWNERSHIP

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Two persons may apply for a contract as Joint Owners. Joint Owners who are spouses have equal undivided interests in the contract. This means that each may exercise any ownership rights on behalf of the other except for ownership changes. Non-Spouse Joint Owners must exercise ownership rights jointly.

Joint Owners also have the right of survivorship. This means if a Joint Owner dies his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. During the Annuitant(s)'s life, you can change the Owner(s) to another Owner(s) and the beneficiary(s) to another beneficiary(s), except for any irrevocable beneficiary. You may change an irrevocable beneficiary only with the written consent of that beneficiary.

An Owner (other than a non-natural person) can name a Joint Annuitant.

Purchase payment. You may purchase the contract with a single purchase payment of $5,000 or more ($2,000 or more for IRAs). You must obtain our prior approval before purchase payments for any Contract issued by the Company exceed $1,000,000.

ASSIGNMENT

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract. An assignment must occur before the Maturity Date and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. Before January 1, 1999, our name was The Life Insurance Company of Virginia.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA corporation directly owns the stock of Capital Brokerage Corporation. GNA Corporation, Capital Brokerage Corporation, GE Financial Assurance Holding, Inc. and GE Investments Funds, Inc. are affiliates of the Company.

We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

For more information about us, see the provision entitled "GE Life and Annuity Assurance Company."

THE GUARANTEE ACCOUNT

We established the Guarantee Account as a non-unitized separate account under Virginia insurance law. Assets of the Guarantee Account will at all times equal at least the reserves and other contract liabilities supported by the Guarantee Account. The assets of the Guarantee Account are available to cover the liabilities of our General Account to the extent that the assets of the Guarantee Amount exceed the contract liabilities. Income and both realized and unrealized gains or losses from the assets of the Guarantee Account are credited to or charged against the Guarantee Account without regard to the income, gains, or losses arising out of any other business we may conduct. Subject to statutory authority, we have sole discretion over the investment of assets of the Guarantee Account.

Amounts in the Guarantee Account do not reflect the investment performance of our General Account, or any portion thereof.

Due to certain exclusionary provisions of the Investment Company Act of 1940 (the "1940 Act"), we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither our Guarantee Account nor our General Account is subject to regulation under the 1940 Act. We have, however, registered the Contracts under the Securities Act of 1933. Therefore, the Contracts are subject to regulation under the federal securities laws, including provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

GUARANTEE TERMS

A Guarantee Term is the number of years we will credit a Guaranteed Interest Rate(s) to your Contract Value. Typically, we offer Guarantee Terms ranging from 1 to 10 years though all Guarantee Terms may not be available in all states or in all markets. We may at any time decrease or increase the number of Guarantee Terms we offer.

Initial Guarantee Term. Your purchase payment (less any applicable premium tax) will earn interest for the initial Guarantee Term you select at a Guaranteed Interest Rate we offer. For any initial Guarantee Term, we may credit a different Guaranteed Interest Rate for each year of the Guarantee Term. Your purchase payment earns interest at the Guaranteed Interest Rate in effect from the date your purchase payment is credited to the Guarantee Account through the first Contract Year or until you transfer to another Guarantee Term, take a partial withdrawal or surrender the contract. For an initial Guarantee Term with a duration of more than one year, after the first Contract Year your Contract Value will earn interest at the Guaranteed Interest Rate we credit for the remainder of the initial Guarantee Term or until you transfer to another Guarantee Term, take a partial withdrawal or surrender the Contract.

Subsequent Guarantee Terms. During the 30-day window, prior to the end of a Guarantee Term, you may select from the following options:

  (1) Surrender or take a partial withdrawal of your ending Contract Value without a Market Value Adjustment (we will, however, impose a surrender charge if the surrender or partial withdrawal occurs prior to the end of your third contract year);

  (2) Instruct us to apply the ending Contract Value to another Guarantee Term that you select from the Guarantee Terms we are then offering; or

  (3) Do nothing and allow a subsequent Guarantee Term to begin automatically. The interest rate declared for the new term may be different than the interest rate credited during the prior term.

Surrenders at the end of a Guarantee Term. To surrender your contract, we must receive your written request, on a form acceptable to us, at our Home Office no later than the end of the 30-day window prior to the end of a Guarantee Term. Upon surrender, we will pay the Surrender Value of the contract. Any surrendered amount may be subject to income taxes, and a 10% tax penalty may apply if you are younger than age 59 1/2 at the time of the withdrawal.

If you surrender your contract before or after the 30-day window, prior to the end of a Guarantee Term a Market Value Adjustment will apply. In addition, you may be assessed a surrender charge.

Selecting a subsequent Guarantee Term. To apply your ending Contract Value to a subsequent Guarantee Term, we must receive your written request, on a form acceptable to us, at our Home Office no later than the end of the 30-day window prior to the end of a Guarantee Term. At least 45 days prior to the expiration of your current Guarantee Term, we will send you written notice of the expiration of the Guarantee Term and a list of the subsequent Guarantee Terms we offer. You may select a subsequent Guarantee Term only from the Guarantee Terms we are offering at the time your current Guarantee Term expires. Any subsequent Guarantee Term may not extend past the Annuity Commencement Date for your contract.

Automatic subsequent Guarantee Terms. A subsequent Guarantee Term automatically begins when the prior Guarantee Term ends if you do not instruct us otherwise under the first or second options described in the "Subsequent Guarantee Terms" provision of this prospectus. Your ending Contract Value becomes the beginning Contract Value for the subsequent Guarantee Term. The subsequent Guarantee Term will be the Guarantee Term with the same duration as the expiring Guarantee Term if the subsequent Guarantee Term does not extend past the Annuity Commencement Date. If a Guarantee Term of the same duration as the expiring Guarantee Term is not available or is a term that would extend beyond the Annuity Commencement Date, we will transfer your Contract Value to the next shortest Guarantee Term that does not go beyond the Annuity Commencement Date. If we do not offer a Guarantee Term that expires on or before the Annuity Commencement Date, we will transfer your Contract Value to the Guarantee Term that first expires after the Annuity Commencement Date. You must allocate your entire Contract Value to the subsequent Guarantee Term.

Guaranteed Interest Rates in subsequent Guarantee Terms. Your beginning Contract Value for any subsequent Guarantee Term earns interest at the rate we declare and is in effect for the first year of the subsequent Guarantee Term. We may credit a different Guaranteed Interest Rate for each year of the subsequent Guarantee Term. Our Guaranteed Interest Rates for subsequent Guarantee Terms may differ from our Guaranteed Interest Rates for prior Guarantee Terms of the same duration.

GUARANTEED INTEREST RATES

From time to time and at our sole discretion we set Guaranteed Interest Rates for each available Guarantee Term. In determining these Guaranteed Interest Rates we consider the interest rates available on the types of instruments in which we intend to invest the proceeds attributable to the contracts. We will invest proceeds attributable to the contracts primarily in investment-grade fixed income securities (i.e., securities rated by Standard and Poor's rating system to be suitable for prudent investors). We are not obligated to invest according to any particular strategy, except as may be required by applicable law. You will have no direct or indirect interest in these investments. We consider other factors in determining Guaranteed Interest Rates, including:

  . regulatory and tax requirements;

  . sales commissions and administrative expenses the Company incurs;

  . general economic trends; and

  . competitive factors.

We make the final determination as to the Guaranteed Interest Rates we declare. We cannot predict or guarantee what future interest rates we will declare.

To find out the current Guaranteed Interest Rate for a Guarantee Term, please contact our Home Office at the telephone number listed on page 1 of this prospectus or your sales representative. You can also find this information on www.GEFinancialPro.com.

FREE WITHDRAWAL AMOUNT

You may instruct us to send you all or a portion of the interest credited to your Contract Value during the prior twelve months. This amount is known as the free withdrawal amount. The free withdrawal amount will be reduced by any prior withdrawal during that twelve-month period. Interest withdrawals remove money from a Guarantee Term that would otherwise compound even more interest on a daily basis. Because of this interruption of interest compounding, the more interest you withdraw, the less interest your contract will earn over time. Larger withdrawals reduce the compounding of interest more than smaller withdrawals; frequent withdrawals hinder the compounding process more than infrequent withdrawals; and earlier withdrawals reduce your interest more than later withdrawals.

We will not impose a surrender charge or Market Value Adjustment if you withdraw the free withdrawal amount, but your withdrawal may be subject to federal and state income tax and may include a 10% tax penalty if the withdrawal is taken prior to age 59 1/2. See the "Federal Tax Matters" provision of this prospectus.

CONTRACT VALUE AND SURRENDER VALUE

Your Contract Value at any time is equal to your purchase payment plus any interest credited to it, minus any prior withdrawals including any surrender charges and premium tax modified by any prior Market Value Adjustment.

The Surrender Value is equal to the Contract Value, minus any surrender charges and premium tax that would apply in the case of a full surrender. Your Surrender Value modified by any applicable Market Value Adjustment is the amount you would be entitled to receive if you surrender your Contract.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment may decrease, increase or have no effect on the Contract Value you withdraw or transfer. We will apply a Market Value Adjustment to amounts in excess of the free withdrawal amount:

  (1) whenever you withdraw Contract Value (unless made within the 30-day window prior to the end of the current Guarantee Term);

  (2) on the Annuity Date if the Annuity Date does not fall within the 30-day window prior to the end of the current Guarantee Term; and

  (3) will also apply a Market Value Adjustment to the Contract Value when you transfer to a different Guarantee Term (unless the amount is transferred within the 30-day window prior to the end of the current Guarantee
      Term).

We determine the Market Value Adjustment by multiplying the amount you withdraw, transfer or apply to the monthly income benefit option or an Optional Payment Plan by the factor set forth below.

                          ((1 + i) / (1 + j))/n/365/

  n = the number of days from the date of surrender, partial withdrawal, transfer to another Guarantee Term or from the Annuity Date to the end of your current Guarantee Term.

  i = the Guaranteed Interest Rate in effect for the current Guarantee Term.

  j = the Guaranteed Interest Rate, determined at the time of surrender, partial withdrawal, transfer to another Guarantee Term or upon the Annuity Date, for a Guarantee Term with a duration equal to "n." If we do not offer a Guarantee Term with a duration equal to "n," "j" will be a linear interpolation of the Guaranteed Interest Rates for Guarantee Terms with durations that immediately precede and follow "n." If we offer only Guarantee Terms with longer durations than "n," "j" will be the Guaranteed Interest Rate for the Guarantee Term with the shortest duration we offer. If we offer only Guarantee Terms with shorter durations than "n," "j" will be the Guaranteed Interest Rate for the Guarantee Term with the longest duration we offer.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce the amount available for the partial withdrawal, surrender or transfer. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases the amount available for partial withdrawal, surrender or transfer. In the event of surrender or payment under the monthly income benefit option or an Optional Payment Plan, we will add or subtract any Market Value Adjustment from your Surrender Value to determine your Annuity Commencement Value. In the event of a partial withdrawal, surrender or transfer, we will add or subtract any Market Value Adjustment from the total amount withdrawn or transferred.

Illustrations of how the Market Value Adjustment works are included in Appendix
A.

TRANSFERS BEFORE THE END OF A GUARANTEE TERM

Once each contract year after the first contract year, you may transfer your entire Contract Value before the 30-day window prior to the end of your current Guarantee Term to another Guarantee Term with a duration of five or more years. The transfer will be effective as of the date we receive your request at our Home Office in a form acceptable to us. Your transfer will be subject to any applicable Market Value Adjustment. See the "Charges and Other Deductions" provision of this prospectus.

Surrenders and Partial Withdrawals

We will allow you to surrender the contract or take partial withdrawals subject to the following.

You may take a partial withdrawal and/or surrender at any time before the Annuity Date. We will not process any partial withdrawal request that would reduce your Contract Value to less than $2,000. You may surrender your contract at any time. A partial withdrawal or surrender is effective as of the date we receive your request at our Home Office in a form acceptable to us.

Partial withdrawals and surrenders may be subject to a surrender charge and a Market Value Adjustment. See the "Charges and Other Deductions" provision of this prospectus. A partial withdrawal will also reduce your Death Benefit. See the "The Death Benefit" provision of this prospectus. Withdrawals of the free withdrawal amount are not subject to a surrender charge or a Market Value Adjustment.

In addition, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% penalty tax. A surrender or a partial withdrawal may also be subject to income tax withholding. See the "Federal Tax Matters" provision of this prospectus.

SYSTEMATIC WITHDRAWALS OF INTEREST

You may elect systematic withdrawals of interest credited under the contract (in amounts of at least $100) on a monthly, quarterly, semi-annual or annual basis. Depending upon the frequency of the systematic withdrawals you elect, the monthly, quarterly, semi-annual or annual period immediately preceding a systematic withdrawal will be known as the systematic withdrawal period. The maximum amount available for any systematic withdrawal is the interest we credit under the contract during the prior systematic withdrawal period. You may elect payments to begin at any time after the first systematic withdrawal period under the contract.

After payments begin, you may change the frequency and/or amount of your payments once per calendar quarter. To participate in a systematic withdrawal program, you must complete our authorization form. You can obtain the form from an authorized sales representative or our annuity Customer Service Center by calling the telephone number or writing to the address listed on page 1 of this prospectus.

Your systematic withdrawals may not exceed the maximum amount. If at any time the systematic withdrawal amount would exceed the maximum, we will lower the systematic withdrawal amount otherwise payable to equal the available maximum amount.

A systematic withdrawal program will terminate automatically when a systematic withdrawal would cause the remaining Contract Value to be less than $2,000. If a systematic withdrawal would cause the Contract Value to be less than $2,000, then we will not process that systematic withdrawal transaction. If any amount withdrawn pursuant to systematic withdrawals would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue systematic withdrawals at any time by notifying us in writing or by calling our Home Office at the address and telephone number listed on page 1 of the prospectus.

When you consider systematic withdrawals, please remember that each systematic withdrawal is subject to Federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% Federal penalty tax on systematic withdrawals if you are younger than age 59 1/2 at the time of the withdrawal.

Both partial withdrawals at your specific request and withdrawals under a systematic withdrawal program will reduce the free withdrawal amount.

Telephone withdrawals. You may take partial withdrawals from your contract by calling us, provided that we received your prior written authorization allowing us to process such telephone requests at our Home Office. However, you only can surrender your contract by writing our Home Office at the address listed on page 1 of this prospectus.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

  . confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  tape recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit partial withdrawal requests made by telephone.

To request a partial withdrawal by telephone, please call us at 1-800-352-9910.

Special note on reliability. Please note that the telephone system may not always be available. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing to our Home Office at the address listed on page 1 of this prospectus.

Surrender Value. The amount payable on surrender of your contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us modified by any Market Value Adjustment. The Surrender Value equals the Contract Value on the date we receive your request, less any applicable surrender charge and premium tax charge. We will pay the Surrender Value modified by any Market Value Adjustment in a lump sum, unless you elect one of the Optional Payment Plans. See the "Optional Payment Plans" provision of this prospectus. We may waive surrender charges upon surrender if you elect certain Optional Payment Plans. See the "Charges and Other Deductions" provision of this prospectus.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on a charge.

SURRENDER CHARGE

Surrenders and partial withdrawals may be subject to a surrender charge. Generally, we will assess a surrender charge as a percentage of Contract Value withdrawn or surrendered during the first 7 Contract Years in excess of the free withdrawal amount. After the third Contract Year, we will not assess a surrender charge on a surrender or partial withdrawal you request during the 30-day window prior to the end of your Guarantee Term.

The surrender charge percentage is as follows:

                                                         Surrender Charge as a
        Contract Year in Which                           Percentage of Amount
     Surrender or Withdrawal Made                              Withdrawn
    --------------------------------------------------------------------------
                  1                                                7%
                  2                                                6%
                  3                                                5%
                  4                                                4%
                  5                                                3%
                  6                                                2%
                  7                                                1%
             8 and after                                           0%
    --------------------------------------------------------------------------

Waiver of Surrender Charge. We will waive the surrender charge if you surrender your contract and apply your Contract Value to one of the following Optional Payment Plans:

  (1)  Plan 1 (Life Income with Period Certain);

  (2)  Plan 2 (Income for a Fixed Period of 5 or more years); or

  (3)  Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the Optional Payment Plan will be the Contract Value, minus any premium tax, and modified by any Market Value Adjustment, if applicable.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and any applicable premium tax against your Contract

Value. We will apply the Surrender Value, and if applicable modify the Surrender Value by a Market Value Adjustment to the selected plan. See the "Optional Payment Plans" provision of this prospectus.

We will also waive the surrender charge arising from a surrender or partial withdrawal before Income Payments begin if, at the time we receive the request, we have received due proof that the Owner has a qualifying confinement to a state licensed or legally operated hospital or nursing facility for a minimum period as set forth in the contract (provided the confinement began at least 90 days after the Contract Date).

We will not impose the surrender charge upon your withdrawal of the free withdrawal amount.

Market Value Adjustment. Surrenders, partial withdrawals and transfers from one Guaranteed Term to another may be subject to a Market Value Adjustment. We assess the Market Value Adjustment on the proceeds payable or transferred. We will also apply a Market Value Adjustment in determining your Annuity Commencement Value. We calculate the Market Value Adjustment separately for each transaction.

We will not apply a Market Value Adjustment to the proceeds payable or transferred in the following cases:

  . A surrender or partial withdrawal from a Guarantee Term made during the 30-day window prior to the end of a Guarantee Term;

  . If you elect a transfer of Contract Value from a Guarantee Term to a new Guarantee Term during the 30-day window prior to the end of a Guarantee Term;

  . Annuity commencement during the 30-day window prior to the end of a Guarantee Term; or

  .  Payment of the free withdrawal amount.

DEDUCTIONS FOR PREMIUM TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity either from your purchase payment or Contract Value when incurred or when we pay proceeds under the contract (proceeds includes amounts received due to surrender, partial withdrawal, annuity commencement, and/or death).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes depend upon the law of your state. The tax generally ranges from 0.0% to 3.5%.

COMMISSION PAYMENTS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the "Sales of the Contract" provision of this prospectus for more information.

The Death Benefit

DEATH BENEFIT UPON DEATH BEFORE THE ANNUITY DATE

If any Owner (or Annuitant if the Owner is a non-natural person) dies before the Annuity Date, the amount of proceeds available is the death benefit.

The death benefit is calculated as of the date that we receive due proof of death. Until we receive complete written settlement instructions from the designated beneficiary, values will remain in the Guarantee Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death), we will treat the death benefit in accordance with your instructions, subject to distribution rules and termination of contract provisions described elsewhere.

Unless otherwise distributed pursuant to the distribution rules stated below, we will pay death benefit proceeds in one lump sum unless the beneficiary elects an Optional Payment Plan. See the "Optional Payment Plans" provision of this prospectus.

DEATH BENEFIT AMOUNT

The death benefit equals the greater of:

  (1) the Contract Value; or

  (2) the Surrender Value modified by any applicable Market Value Adjustment.

The death benefit is calculated as of the date of receipt of due proof of death.

REQUIRED DISTRIBUTIONS

General: In certain circumstances, federal tax law requires that distributions be made under the contract upon the first death of:

  .  an Owner or Joint Owner; or
  . the Annuitant or Joint Annuitant, if any Owner is a non-natural person (an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

Designated Beneficiary: At the death of any Owner or any Annuitant, if any Owner is a non-natural person, the person or entity first listed below who is alive or in existence on the date of death will become the designated beneficiary:

  (1) Owner or Joint Owners;

  (2) Primary beneficiary;

  (3) Contingent beneficiary; or

  (4) Owner's estate.

The designated beneficiary may choose one of the payment choices listed below, subject to the distribution rules stated below. If there is more than one designated beneficiary, we will treat each one separately in applying the tax law's rules described below.

Distribution Rules: The distributions required by Federal tax law differ depending on whether the designated beneficiary is the spouse of the deceased Owner or of the Annuitant, if any Owner is a non-natural person. Upon receipt of due proof of death, the designated beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

  . Spouses -- If the designated beneficiary is the surviving spouse of the deceased person, the contract may be continued in force with the surviving spouse as the new Owner or the surviving spouse may receive any death benefit payable. The surviving spouse may designate a new Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply.

  . Non-Spouses -- If the designated beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural person) payments must be made to (or for the benefit of) the designated beneficiary under one of the following payment choices:

    (1) Receive the death benefit in one lump sum payment upon receipt of due proof of death.

    (2) Receive the Contract Value at any time during the five-year period following the date of death through withdrawals or surrendering the contract. At the end of the five-year period, we will pay in a lump sum any remaining Contract Value. Contract Value will be modified for any Market Value Adjustment unless payment is made within the 30-day window prior to the end of the Guarantee Term. See the "Requesting Payments" provision in this prospectus.

    (3) Apply the death benefit to provide an Income Payment under Optional Payment Plan 1 or 2. The first Income Payment must be made no later than one year after the date of death. Also, the Income Payment period must be either the lifetime of the designated beneficiary or a period not exceeding the designated beneficiary's life expectancy.

If the designated beneficiary makes no choice within 30 days following receipt of due proof of death, we will pay the death benefit as a lump sum within the earlier of 5 years following the date of death or 60 days following receipt of due proof of death. If the designated beneficiary dies before we have distributed the entire death benefit, we will pay in a lump sum any value still remaining to the person named by the designated beneficiary. If no person is so named, we will pay the designated beneficiary's estate.

Under payment choices 1 and 2, the contract will terminate upon payment of all available proceeds. Under payment choice 3, this contract will terminate when we apply the Contract Value to provide Income Payments.

DEATH BENEFIT AFTER THE ANNUITY DATE

If any Owner, Annuitant or payee dies after the Annuity Date, Income Payments will be made as stated in the section discussing income benefits. See the "Benefits at Annuity Commencement Date" provision of this prospectus.

Benefits at Annuity Commencement Date

You must select an Annuity Commencement Date in your application. This date may not be earlier than the 10th Contract Anniversary and no later than the Contract Anniversary following the Annuitant's 90th birthday (or the younger Annuitant's 90th birthday for Joint Annuitants), unless we approve a different date. You can change the Annuity Commencement Date during any 30-day window prior to the end of your current Guarantee Term. To make a change, send written notice to our Home Office, at the address located on page 1 of this prospectus before the Annuity Commencement Date. If you change the Annuity Commencement Date, the Annuity Commencement Date will then mean the new Annuity Commencement Date you select.

If the Annuitant is still living on the Annuity Commencement Date, we will pay you or your designated payee the monthly Income Payments described below beginning on that date. We may deduct premium taxes from your payments.

Monthly Income Payments are made under a life annuity payment plan with a period certain of 10 years, 15 years, or 20 years. If you do not select a period certain, we will use a life annuity payment plan with a 10-year period certain. The guaranteed amount payable will earn interest at 3% compounded yearly. We may decide at our sole discretion to pay a higher rate of interest. We will make Income Payments monthly unless you elect in writing quarterly, semi-annual or annual installments. Instead, you may choose to receive the Contract Value in one lump sum in which case we will cancel the contract. You may also choose to receive Income Payments under the Optional Payment Plans described below. Once Income Payments commence, the amount and period of Income Payments cannot be changed.

Optional Payment Plans

You may apply your Surrender Value adjusted for any applicable Market Value Adjustment, Death Benefit proceeds or your Annuity Commencement Value to an Optional Payment Plan. If you surrender the contract and select Plan 1, Plan 2 (with a fixed period of 5 or more years), or Plan 5, then the amount applied to the Plan is the Contract Value minus any premium tax modified by any applicable Market Value Adjustment. If the Annuity Date falls within the 30-day window prior to the end of the current Guarantee Term, we will not apply a Market Value Adjustment.

During the Annuitant's life, you (or the designated beneficiary at your death) can choose an Optional Payment Plan. If you change a designated beneficiary, your Plan selection will not remain in effect unless you request otherwise. Any election or change in a Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Owner (or Annuitant, if the Owner is a non-natural person), your designated beneficiary can choose a Plan when we pay the death benefit.

We will make Income Payments monthly unless you request otherwise. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or any Annuitant, if any Owner is a non-natural person), must conform to the rules as outlined in the "Death Benefit" provision.

We may make an age adjustment to determine the amount of your Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

Fixed Income Payments. We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner's death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

Optional Payment Plans. The contract provides five Optional Payment Plans, each of which is payable on a fixed basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Following are explanations of the Optional Payment Plans available.

  Plan 1 -- Life Income with Period Certain. This option guarantees monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income Benefit section of the contract. Guaranteed amounts payable are determined assuming an interest rate of 3% compounded annually. We may increase this rate and the amount of any payment. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating Income Payments. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

  Plan 2 -- Income for a Fixed Period. This option guarantees periodic payments (monthly, quarterly, semi-annually or annually) for a fixed period not longer than 30 years. Payments will be made according to the table in the contract. Guaranteed amounts payable are determined assuming an interest rate of 3% compounded annually. We may increase this rate and the amount of any payment. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating Income Payments. We will pay the discounted amount in one sum to the Payee's estate unless otherwise provided.

  Plan 3 -- Income of a Definite Amount. This option provides periodic payments (monthly, quarterly, semi-annually or annually) of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at 3% compounded annually. We may increase this rate. If we do, the payment period will be extended. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

  Plan 4 -- Interest Income. This option provides for periodic payments (monthly, quarterly, semi-annually or annually) of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at 3% compounded annually. We may increase this rate and the amount of any payment. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

  Plan 5 -- Joint Life and Survivor Income. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. The settlement age of each payee must be at least 35 when payments begin. The amounts payable under this plan are determined assuming an interest rate of 3% compounded annually. We may increase this rate and the amount of any payment. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating Income Payments. We will pay the discounted amount in one sum to the last surviving payee's estate unless otherwise provided.

Federal Tax Matters

INTRODUCTION

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED CONTRACTS

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a section 401(k) plan.

Tax Deferral on Earnings. The federal income tax law does not tax any increase in an Owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . An individual must own the contract (or the tax law must treat the contract as owned by an individual); and

  . The contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

This part of the prospectus discusses each of these requirements.

Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract pays tax currently on the excess of the Contract Value over the purchase payments paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner pays current tax on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the Owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax advisor.

Age at which annuity payouts must begin. Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments paid and earnings. If annuity payments begin on a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your contract Value until there is a distribution from your contract.

Partial withdrawals and surrenders. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent of the gain in your contract, i.e. the excess Contract Value before the partial withdrawal over your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the Contract's Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

In the case of systematic withdrawals, the amount of each withdrawal should be considered a distribution and each taxed in the same manner as a withdrawal from the contract.

There is some uncertainty regarding the tax treatment of the Market Value Adjustment when the Market Value Adjustment is applied. The IRS has authority to address this uncertainty. However, as of the date of this prospectus, the IRS has not issued any clarifying regulations. In the event of a withdrawal, to determine the extent to which your Contract Value exceeds your "investment in the contract," we will disregard the amount of the MVA.

Assignments and Pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal of such amount or portion.

Gifting a contract. If you transfer ownership of your contract -- without receiving a payment equal to your Contract Value -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of annuity payouts. The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your annuity payout.

Pursuant to the Code, you will pay tax on the full amount of your annuity payouts once you have recovered the total amount of the "investment in the contract." If annuity payouts cease because of the death of the Annuitant and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The Owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Plan 3 if the payee is at an advanced age, such as age 80 or older.

Taxation of death benefits. We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract's Annuity Date.

Before the contract's Annuity Date. If received under an annuity payout option, death benefits are taxed in the same manner as annuity payouts.

If not received under an annuity payout option, death benefits are taxed in the same manner as a withdrawal.

After the contract's Annuity Date. If received in accordance with the existing annuity payout option, death benefits are excludible from income to the extent that they do not exceed the unrecovered "investment in the contract." All annuity payouts in excess of the unrecovered "investment in the contract" are includible in income.

If received in a lump sum, the tax law imposes tax on death benefits to the extent that they exceed the unrecovered "investment in the contract" at that time.

Penalty taxes payable on partial withdrawals, surrenders, or Annuity
Payouts. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include withdrawals, surrenders, or annuity payouts that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  .  a beneficiary receives on or after the death of the Owner; or

  . you receive as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Special rules if you own more than one contract. In certain circumstances, you must combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example:

  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:

  . the amount of a surrender, a withdrawal or an annuity payout that you must include in income; and

  .  the amount that might be subject to the penalty tax described above.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "Qualified Contracts." In considering the appropriateness of the contract for use as a Qualified Contract, you should take into account that this contract must be purchased with a single purchase payment. Generally, this requirement will limit use of the contract to situations involving a rollover or transfer from another qualified retirement plan. We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans. Persons intending to use the contract in connection with a qualified plan should obtain advice from a competent advisor.

Types of Qualified Contracts. Some of the different types of Qualified Contracts include:

  . Individual Retirement Accounts and Annuities ("Traditional IRAs")

  . Roth IRAs

  . Simplified Employee Pensions ("SEPs")

  . Savings Incentive Matched Plan for Employees ("SIMPLE plans" including "SIMPLE IRAs")

  . Public school system and tax-exempt organization annuity plans ("403(b) plans")

  . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

  . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

  . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans")

Terms of Qualified Plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Treatment of Qualified Contracts compared with Non-
Qualified Contracts. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . The Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until received.

  . The Code does not limit the amount of purchase payments and the time at which purchase payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts.

  . The Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract.

The federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example:

  . Federal tax rules limit the amount of purchase payments that can be made and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

  . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the Owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. For example, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

  .  received on or after the Owner reaches age 59 1/2;

  . received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

  .  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

MOVING MONEY FROM ONE QUALIFIED CONTRACT OR QUALIFIED PLAN TO ANOTHER

Rollovers and Transfers. In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan.

Direct Rollovers. The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or
(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or certain section 457 plans). The direct rollover rules require federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and how you can avoid 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a withdrawal, surrender, or annuity payout, we will send you forms that explain the withholding requirements.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds within seven days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum death benefit proceeds within seven days from the receipt of due proof of death. We will determine payment amounts as of the date on which our Home Office receives the payment request or due proof of death.

In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

  (1) to your designated beneficiary directly in the form of a check; or

  (2) by establishing an interest bearing account, called the "GE Secure Access Account," for the designated beneficiary, in the amount of the death benefit proceeds payable.

When establishing the GE Secure Access Account we will send the beneficiary a checkbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

We reserve the right to defer payments from the Guarantee Account or our General Account for a withdrawal and surrender for up to six months from the date we receive your payment request.

Sales of the Contract

Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) ("Capital Brokerage") is the distributor and principal underwriter of the Contracts. Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 6630 W. Broad Street, Richmond, Virginia 23230. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 (the "1934 Act") as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Capital Brokerage offers the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 5% of your purchase payment. We may, on occasion, pay a higher commission for a short period of time as a special promotion. We pay commissions either as a percentage of the purchase payment at the time we receive it, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the contract is surrendered during the first Contract Year.

We may offer a range of initial commission and persistency trail commission options (which will take into account, among other things, the length of the Guarantee Term). We may pay commissions on the election of subsequent guarantee terms if the Contract Value is applied to a subsequent guarantee term.

When a contract is sold through a registered representative of Capital Brokerage, Capital Brokerage passes through a portion of the sales commission to the registered representative who sold the contract. Because registered representatives of Capital Brokerage are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards.

Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the Contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract.

We also may make other payments for services that do not directly involve the sales of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recover commissions, marketing, administrative and investment expenses and costs of contract benefits through charges imposed under the contracts. Commissions paid on the contracts, including other incentives and payments, are not charged directly to you.

Additional Information

OWNER QUESTIONS

The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office at the address and telephone number listed on page 1 of this prospectus.

RETURN PRIVILEGE

Within the 20-day free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to our Home Office, Annuity New Business, 6610 W. Broad Street, Richmond, Virginia 23230. If you cancel your contract, it will be void. Unless state law requires that we return your purchase payment, the amount of the refund you receive will equal your purchase payment adjusted for any Market Value Adjustment.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That the Commission conducts a full examination of our operations at least every five years.

RECORDS AND REPORTS

At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show your purchase payment, Contract Value, Surrender Value, interest credited, withdrawals and charges made during the statement period. In addition, when you make your purchase payment and withdrawals, you will receive a written confirmation of these transactions.

OTHER INFORMATION

We have filed a Registration Statement with the SEC, under the 1933 Act, for the Contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Company and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              Financial Statements

                               December 31, 2001

                  (With Independent Auditors' Report Thereon)

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               Table of Contents

                               December 31, 2001

                                                                            Page
                                                                            ----
Independent Auditors' Report...............................................  F-1

Statements of Assets and Liabilities.......................................  F-2

Statements of Operations................................................... F-11

Statements of Changes in Net Assets........................................ F-34

Notes to Financial Statements.............................................. F-61

                         INDEPENDENT AUDITORS' REPORT

Policyholders
GE Life & Annuity Separate Account II
  and
The Board of Directors
GE Life and Annuity Assurance Company:

  We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account II (the Account) (comprising the GE Investments Funds, Inc.--S&P 500 Index, Money Market, Total Return, International Equity, Real Estate Securities, Global Income, Mid-Cap Value Equity, Income, U.S. Equity, Premier Growth Equity, Value Equity, and Small-Cap Value Equity Funds; the Oppenheimer Variable Account Funds--Bond, Capital Appreciation, Aggressive Growth, High Income, and Multiple Strategies Funds/VA; the Oppenheimer Variable Account Funds-Class 2 Shares--Global Securities and Main Street Growth & Income Funds/VA; the Variable Insurance Products Fund--Equity-Income, Growth, and Overseas Portfolios; the Variable Insurance Products Fund- Service Class 2--Equity-Income and Growth Portfolios; the Variable Insurance Products Fund II--Asset Manager and Contrafund Portfolios; the Variable Insurance Products Fund II-Service Class 2-- Contrafund Portfolio; the Variable Insurance Products Fund III--Growth & Income and Growth Opportunities Portfolios; the Variable Insurance Products Fund III-Service Class 2--Mid Cap and Growth & Income Portfolios; the Federated Insurance Series--American Leaders, High Income Bond, Utility, and International Small Company Funds II; the Federated Insurance Series- Service Shares--High Income Bond Fund II; the Alger American Fund--Small Capitalization and LargeCap Growth Portfolios; the PBHG Insurance Series Fund, Inc.--PBHG Large Cap Growth and PBHG Growth II Portfolios; the Janus Aspen Series--Aggressive Growth, Growth, Worldwide Growth, Balanced, Flexible Income, International Growth, and Capital Appreciation Portfolios; the Janus Aspen Series-Service Shares--Global Life Sciences, Global Technology, Aggressive Growth, Capital Appreciation, Worldwide Growth, International Growth, Balanced, and Growth Portfolios; the Goldman Sachs Variable Insurance Trust--Growth and Income, and Mid Cap Value Funds; the Salomon Brothers Variable Series Funds Inc.--Strategic Bond, Investors, and Total Return Funds; the Dreyfus--The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Investment Portfolios-Emerging Markets Portfolio; the MFS Variable Insurance Trust--MFS New Discovery, MFS Investors Growth Stock, MFS Investors Trust, and MFS Utility Series; the Rydex Variable Trust--OTC Fund; the Alliance Variable Products Series Fund, Inc.--Premier Growth, Growth and Income, and Quasar Portfolios; the AIM Variable Insurance Funds, Inc.--AIM V.I. Capital Appreciation, AIM V.I. Growth, and AIM V.I. Value Funds; and the PIMCO Variable Insurance Trust--Foreign Bond, Long-Term U.S. Government Bond, High Yield Bond, and Total Return Bond Portfolios) as of December 31, 2001, the related statements of operations and statements of changes in net assets for each of the years or lesser periods in the three year period then ended, and the financial highlights for the year or lesser period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Life & Annuity Separate Account II as of December 31, 2001, the results of their operations and changes in their net assets for each of the years or lesser periods in the three year period then ended, and their financial highlights for the year or lesser period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Richmond, Virginia
February 26, 2002

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                     Statements of Assets and Liabilities

                               December 31, 2001

                                                             GE Investments Funds, Inc.
                   --------------------------------------------------------------------------------------------------------------
                                                                                                                          Small-
                                                    Inter-     Real             Mid-Cap                    Premier          Cap
                                 Money     Total   national   Estate   Global    Value             U.S.    Growth  Value   Value
                     S&P 500    Market    Return    Equity  Securities Income   Equity   Income   Equity   Equity  Equity Equity
                   Index Fund    Fund      Fund      Fund      Fund     Fund     Fund     Fund     Fund     Fund    Fund   Fund
                   ----------- --------- --------- -------- ---------- ------- --------- ------- --------- ------- ------ -------
Assets
Investments in GE
 Investments
 Funds, Inc., at
 fair value (note
 2):
 S&P 500 Index
  Fund (542,915
  shares; cost--
  $12,906,475)...  $11,504,367       --        --      --        --        --        --      --        --      --     --      --
 Money Market
  Fund (9,832,052
  shares; cost--
  $9,832,052)....          --  9,832,052       --      --        --        --        --      --        --      --     --      --
 Total Return
  Fund (127,353
  shares; cost--
  $1,943,149)....          --        --  1,845,340     --        --        --        --      --        --      --     --      --
 International
  Equity Fund
  (51,591 shares;
  cost--
  $563,688)......          --        --        --  427,170       --        --        --      --        --      --     --      --
 Real Estate
  Securities Fund
  (65,743 shares;
  cost--
  $891,378)......          --        --        --      --    971,683       --        --      --        --      --     --      --
 Global Income
  Fund (14,951
  shares; cost--
  $145,015)......          --        --        --      --        --    139,792       --      --        --      --     --      --
 Mid-Cap Value
  Equity Fund
  (89,773 shares;
  cost--
  $1,397,802)....          --        --        --      --        --        --  1,405,838     --        --      --     --      --
 Income Fund
  (63,262 shares;
  cost--
  $776,091)......          --        --        --      --        --        --        --  775,596       --      --     --      --
 U.S. Equity Fund
  (39,733 shares;
  cost--
  $1,408,520)....          --        --        --      --        --        --        --      --  1,279,785     --     --      --
 Premier Growth
  Equity Fund
  (13,633 shares;
  cost--
  $1,060,537)....          --        --        --      --        --        --        --      --        --  945,277    --      --
 Value Equity
  Fund (8,169
  shares; cost--
  $73,218).......          --        --        --      --        --        --        --      --        --      --  73,599     --
 Small-Cap Value
  Equity Fund
  (8,596 shares;
  cost--
  $98,238).......          --        --        --      --        --        --        --      --        --      --     --  103,239
Dividend
 Receivable......          --        --        --      --        --        --        --      --        --      --     --      --
Receivable from
 affiliate.......          520     3,282       --       14       --          8       --       24        77      34    --      --
Receivable for
 units sold......       13,519     2,496     8,546     --        164       --        360      44     2,228     726  1,650   1,729
                   ----------- --------- --------- -------   -------   ------- --------- ------- --------- ------- ------ -------
 Total assets....   11,518,406 9,837,830 1,853,886 427,184   971,847   139,800 1,406,198 775,664 1,282,090 946,037 75,249 104,968
                   ----------- --------- --------- -------   -------   ------- --------- ------- --------- ------- ------ -------
Liabilities
Accrued expenses
 payable to
 affiliate (note
 4)..............        4,180    24,830    18,083   1,062     1,611       946     1,637   4,620       294     214     17      23
Payable for units
 withdrawn.......          995     1,844       --       86        43         6       122       5       --       43    --      --
                   ----------- --------- --------- -------   -------   ------- --------- ------- --------- ------- ------ -------
 Total
  liabilities....        5,175    26,674    18,083   1,148     1,654       952     1,759   4,625       294     257     17      23
                   ----------- --------- --------- -------   -------   ------- --------- ------- --------- ------- ------ -------
Net assets
 attributable to
 variable life
 policyholders...  $11,513,231 9,811,156 1,835,803 426,036   970,193   138,848 1,404,439 771,039 1,281,796 945,780 75,232 104,945
                   =========== ========= ========= =======   =======   ======= ========= ======= ========= ======= ====== =======
Outstanding
 units: Type I...       88,043   131,894    29,464   8,794    19,511     4,666    16,101  33,971     6,600  16,957    --      --
                   =========== ========= ========= =======   =======   ======= ========= ======= ========= ======= ====== =======
Net asset value
 per unit: Type
 I...............  $     49.38     19.32     40.16   13.04     22.12     10.24     17.44   12.33     11.41   10.02    --      --
                   =========== ========= ========= =======   =======   ======= ========= ======= ========= ======= ====== =======
Outstanding
 units: Type II..      145,112   375,930    16,248  23,877    24,349     8,893    64,428  28,562   105,740  77,433  8,331   8,753
                   =========== ========= ========= =======   =======   ======= ========= ======= ========= ======= ====== =======
Net asset value
 per unit: Type
 II..............  $     49.38     19.32     40.16   13.04     22.12     10.24     17.44   12.33     11.41   10.02   9.03   11.99
                   =========== ========= ========= =======   =======   ======= ========= ======= ========= ======= ====== =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                                     Oppenheimer Variable
                                                                                      Account Funds --
                                      Oppenheimer Variable Account Funds                Class 2 Shares
                            ------------------------------------------------------- ----------------------
                                                                                               Main Street
                                         Capital    Aggressive   High     Multiple    Global    Growth &
                               Bond    Appreciation   Growth    Income   Strategies Securities   Income
                             Fund/VA     Fund/VA     Fund/VA    Fund/VA   Fund/VA    Fund/VA     Fund/VA
                            ---------- ------------ ---------- --------- ---------- ---------- -----------
Assets
Investments in Oppenheimer
 Variable Account Funds,
 at fair value (note 2):
 Bond Fund/VA (98,465
  shares; cost --
   $1,106,712)............  $1,103,795        --          --         --        --        --          --
 Capital Appreciation
  Fund/VA (152,528 shares;
  cost -- $5,758,549)........      --   5,579,462         --         --        --        --          --
 Aggressive Growth Fund/VA
  (117,244 shares; cost --
   $6,220,936)............         --         --    4,774,170        --        --        --          --
 High Income Fund/VA
  (348,230 shares; cost --
   $3,458,987)............         --         --          --   2,973,888       --        --          --
 Multiple Strategies
  Fund/VA (90,568 shares;
  cost -- $1,431,422).....         --         --          --         --  1,394,753       --          --
Investments in Oppenheimer
 Variable Account Funds --
  Class 2 Shares, at fair
 value
 (note 2):
 Global Securities Fund/VA
  (7,939 shares; cost --
   $183,376)..............         --         --          --         --        --    180,849         --
 Main Street Growth &
  Income Fund/VA (9,198
  shares; cost --
   $176,832)..............         --         --          --         --        --        --      174,296
Dividend Receivable.......         --         --          --         --        --        --          --
Receivable from
 affiliate................         --         --          --          40       --        --          --
Receivable for units
 sold.....................         --       3,761       1,754        --        267     1,592         --
                            ----------  ---------   ---------  --------- ---------   -------     -------
 Total assets.............   1,103,795  5,583,223   4,775,924  2,973,928 1,395,020   182,441     174,296
                            ----------  ---------   ---------  --------- ---------   -------     -------
Liabilities
Accrued expenses payable
 to affiliate (note 4)....       1,594      1,836       2,282      1,352     1,405        41          41
Payable for units
 withdrawn................         306        322         --         336        33       --           68
                            ----------  ---------   ---------  --------- ---------   -------     -------
 Total liabilities........       1,900      2,158       2,282      1,688     1,438        41         109
                            ----------  ---------   ---------  --------- ---------   -------     -------
Net assets attributable to
 variable life
 policyholders............  $1,101,895  5,581,065   4,773,642  2,972,240 1,393,582   182,400     174,187
                            ==========  =========   =========  ========= =========   =======     =======
Outstanding units: Type
 I........................      21,130     60,645      75,849     51,746    25,511       --          --
                            ==========  =========   =========  ========= =========   =======     =======
Net asset value per unit:
 Type I...................  $    26.23      62.80       49.81      34.30     37.25       --          --
                            ==========  =========   =========  ========= =========   =======     =======
Outstanding units: Type
 II.......................      20,879     28,225      19,988     34,909    11,900    21,714      21,746
                            ==========  =========   =========  ========= =========   =======     =======
Net asset value per unit:
 Type II..................  $    26.23      62.80       49.81      34.30     37.25      8.40        8.01
                            ==========  =========   =========  ========= =========   =======     =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                                           Variable
                                                                                          Insurance
                                                                                           Products
                                                  Variable Insurance                      Fund II --
                    Variable Insurance Products    Products Fund --   Variable Insurance   Service     Variable Insurance
                                Fund                Service Class 2    Products Fund II    Class 2      Products Fund III
                   ------------------------------ ------------------- ------------------- ---------- -----------------------
                    Equity-                        Equity-              Asset    Contra-             Growth &     Growth
                     Income    Growth   Overseas   Income    Growth    Manager    fund    Contrafund  Income   Opportunities
                   Portfolio  Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio  Portfolio   Portfolio
                   ---------- --------- --------- --------- --------- --------- --------- ---------- --------- -------------
Assets
Investments in
 Variable
 Insurance
 Products Fund,
 at fair value
 (note 2):
 Equity-Income
  Portfolio
  (340,947
  shares; cost --
   $7,801,694)...  $7,756,533       --        --       --        --         --        --       --          --         --
 Growth Portfolio
  (249,302
  shares; cost --
   $9,976,621)...         --  8,379,050       --       --        --         --        --       --          --         --
 Overseas
  Portfolio
  (126,396
  shares; cost --
   $2,425,233)...         --        --  1,754,371      --        --         --        --       --          --         --
Investments in
 Variable
 Insurance
 Products Fund
 Service Class 2,
 at fair value
 (note 2):
 Equity-Income
  Portfolio
  (11,135 shares;
  cost --
   $252,668).....         --        --        --   251,531       --         --        --       --          --         --
 Growth Portfolio
  (13,001 shares;
  cost --
   $449,381).....         --        --        --       --    433,469        --        --       --          --         --
Investments in
 Variable
 Insurance
 Products Fund
 II, at fair
 value (note 2):
 Asset Manager
  Portfolio
  (281,375
  shares; cost --
   $4,460,827)...         --        --        --       --        --   4,082,758       --       --          --         --
 Contrafund
  Portfolio
  (294,413
  shares; cost --
   $6,809,251)...         --        --        --       --        --         --  5,926,540      --          --         --
Investments in
 Variable
 Insurance
 Products Fund
 II -- Service
 Class 2, at fair
 value (note 2):
 Contrafund
  Portfolio
  (9,594 shares;
  cost --
   $189,805).....         --        --        --       --        --         --        --   191,874         --         --
Investments in
 Variable
 Insurance
 Products Fund
 III, at fair
 value (note 2):
 Growth & Income
  Portfolio
  (102,341
  shares; cost --
   $1,508,251)...         --        --        --       --        --         --        --       --    1,349,882        --
 Growth
  Opportunities
  Portfolio
  (27,577 shares;
  cost --
   $500,540).....         --        --        --       --        --         --        --       --          --     417,236
Investments in
 Variable
 Insurance
 Products Fund
 III -- Service
 Class 2, at fair
 value (note 2):
 Mid Cap
  Portfolio
  (5,944 shares;
  cost --
   $110,637).....         --        --        --       --        --         --        --       --          --         --
 Growth & Income
  Portfolio
  (8,962 shares;
  cost --
   $117,933).....         --        --        --       --        --         --        --       --          --         --
Dividend
 Receivable......         --        --        --       --        --         --        --       --          --         --
Receivable from
 affiliate.......           6       --        --       --        --         --        154      --          --         --
Receivable for
 units sold......       5,647     2,404     2,699      253        47        244     2,120      140         200        --
                   ---------- --------- ---------  -------   -------  --------- ---------  -------   ---------    -------
 Total assets....   7,762,186 8,381,454 1,757,070  251,784   433,516  4,083,002 5,928,814  192,014   1,350,082    417,236
                   ---------- --------- ---------  -------   -------  --------- ---------  -------   ---------    -------
Liabilities
Accrued expenses
 payable to
 affiliate (note
 4)..............       4,054     2,557     1,051       58       101      1,481     3,136       43       1,336        884
Payable for units
 withdrawn.......         --        --        --       --        --          40       --       --          287         87
                   ---------- --------- ---------  -------   -------  --------- ---------  -------   ---------    -------
 Total
  liabilities....       4,054     2,557     1,051       58       101      1,521     3,136       43       1,623        971
                   ========== ========= =========  =======   =======  ========= =========  =======   =========    =======
Net assets
 attributable to
 variable life
 policyholders...  $7,758,132 8,378,897 1,756,019  251,726   433,415  4,081,481 5,925,678  191,971   1,348,459    416,265
                   ========== ========= =========  =======   =======  ========= =========  =======   =========    =======
Outstanding
 units: Type I ..     134,736   108,530    65,937      --        --     131,477   111,945      --       22,841     12,762
                   ========== ========= =========  =======   =======  ========= =========  =======   =========    =======
Net asset value
 per unit: Type
 I...............  $    47.84     58.68     23.97      --        --       29.16     26.71      --        15.03      11.06
                   ========== ========= =========  =======   =======  ========= =========  =======   =========    =======
Outstanding
 units: Type II
 ................      27,433    34,260     7,322   25,792    60,788      8,491   109,907   23,700      66,877     24,875
                   ========== ========= =========  =======   =======  ========= =========  =======   =========    =======
Net asset value
 per unit: Type
 II..............  $    47.84     58.68     23.97     9.76      7.13      29.16     26.71     8.10       15.03      11.06
                   ========== ========= =========  =======   =======  ========= =========  =======   =========    =======
                   Variable Insurance
                    Products Fund III
                   -- Service Class 2
                   -------------------
                             Growth &
                    Mid Cap   Income
                   Portfolio Portfolio
                   --------- ---------
Assets
Investments in
 Variable
 Insurance
 Products Fund,
 at fair value
 (note 2):
 Equity-Income
  Portfolio
  (340,947
  shares; cost --
   $7,801,694)...       --        --
 Growth Portfolio
  (249,302
  shares; cost --
   $9,976,621)...       --        --
 Overseas
  Portfolio
  (126,396
  shares; cost --
   $2,425,233)...       --        --
Investments in
 Variable
 Insurance
 Products Fund
 Service Class 2,
 at fair value
 (note 2):
 Equity-Income
  Portfolio
  (11,135 shares;
  cost --
   $252,668).....       --        --
 Growth Portfolio
  (13,001 shares;
  cost --
   $449,381).....       --        --
Investments in
 Variable
 Insurance
 Products Fund
 II, at fair
 value (note 2):
 Asset Manager
  Portfolio
  (281,375
  shares; cost --
   $4,460,827)...       --        --
 Contrafund
  Portfolio
  (294,413
  shares; cost --
   $6,809,251)...       --        --
Investments in
 Variable
 Insurance
 Products Fund
 II -- Service
 Class 2, at fair
 value (note 2):
 Contrafund
  Portfolio
  (9,594 shares;
  cost --
   $189,805).....       --        --
Investments in
 Variable
 Insurance
 Products Fund
 III, at fair
 value (note 2):
 Growth & Income
  Portfolio
  (102,341
  shares; cost --
   $1,508,251)...       --        --
 Growth
  Opportunities
  Portfolio
  (27,577 shares;
  cost --
   $500,540).....       --        --
Investments in
 Variable
 Insurance
 Products Fund
 III -- Service
 Class 2, at fair
 value (note 2):
 Mid Cap
  Portfolio
  (5,944 shares;
  cost --
   $110,637).....   115,845       --
 Growth & Income
  Portfolio
  (8,962 shares;
  cost --
   $117,933).....       --    117,133
Dividend
 Receivable......       --        --
Receivable from
 affiliate.......       --        --
Receivable for
 units sold......     2,420       193
                   --------- ---------
 Total assets....   118,265   117,326
                   --------- ---------
Liabilities
Accrued expenses
 payable to
 affiliate (note
 4)..............        26        28
Payable for units
 withdrawn.......       --        --
                   --------- ---------
 Total
  liabilities....        26        28
                   ========= =========
Net assets
 attributable to
 variable life
 policyholders...   118,239   117,298
                   ========= =========
Outstanding
 units: Type I ..       --        --
                   ========= =========
Net asset value
 per unit: Type
 I...............       --        --
                   ========= =========
Outstanding
 units: Type II
 ................    12,355    13,655
                   ========= =========
Net asset value
 per unit: Type
 II..............      9.57      8.59
                   ========= =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                 Federated
                                                                 Insurance
                                                                 Series --
                                                                  Service                              PBHG Insurance
                             Federated Insurance Series           Shares      Alger American Fund     Series Fund, Inc.
                     ------------------------------------------ ----------- ------------------------ -------------------
                                                                                                       PBHG
                     American    High             International    High         Small      LargeCap  Large Cap   PBHG
                     Leaders  Income Bond Utility Small Company Income Bond Capitalization  Growth    Growth   Growth II
                     Fund II    Fund II   Fund II    Fund II      Fund II     Portfolio    Portfolio Portfolio Portfolio
                     -------- ----------- ------- ------------- ----------- -------------- --------- --------- ---------
Assets
Investments in
 Federated
 Insurance Series,
 at fair value
 (note 2):
 American Leaders
  Fund II (41,943
  shares; cost --
   $842,292).......  $807,405       --        --        --           --             --           --       --        --
 High Income Bond
  Fund II (60,768
  shares; cost --
   $551,387).......       --    469,132       --        --           --             --           --       --        --
 Utility Fund II
  (43,579 shares;
  cost --
   $554,540).......       --        --    451,916       --           --             --           --       --        --
 International
  Small Company
  Fund II (3,924
  shares;
  cost --
   $21,376)........       --        --        --     21,780          --             --           --       --        --
Investments in
 Federated
 Insurance
 Series -- Service
 Shares, at fair
 value (note 2):
 High Income Bond
  Fund II (4,511
  shares; cost --
   $35,245)........       --        --        --        --        34,826            --           --       --        --
Investments in
 Alger American
 Fund, at fair
 value (note 2):
 Small
  Capitalization
  Portfolio (88,869
  shares; cost --
   $2,415,546).....       --        --        --        --           --       1,470,783          --       --        --
 LargeCap Growth
  Portfolio
  (120,885 shares;
  cost --
   $5,832,681).....       --        --        --        --           --             --     4,444,959      --        --
Investments in PBHG
 Insurance Series
 Fund, Inc., at
 fair value (note
 2):
 PBHG Large Cap
  Growth Portfolio
  (45,870 shares;
  cost --
   $1,057,276).....       --        --        --        --           --             --           --   807,313       --
 PBHG Growth II
  Portfolio (66,048
  shares; cost --
   $1,209,288).....       --        --        --        --           --             --           --       --    742,382
Dividend
 Receivable........       --        --        --        --           --             --           --       --        --
Receivable from
 affiliate.........       --        --         27       --           --             --            73      --         25
Receivable for
 units sold........       --        216       --        --           --           2,723          695      356       374
                     --------   -------   -------    ------       ------      ---------    ---------  -------   -------
 Total assets......   807,405   469,348   451,943    21,780       34,826      1,473,506    4,445,727  807,669   742,781
                     --------   -------   -------    ------       ------      ---------    ---------  -------   -------
Liabilities
Accrued expenses
 payable to
 affiliate (note
 4)................     1,238     1,069       501         5            8          1,476        1,811    1,627     1,284
Payable for units
 withdrawn.........       117        56       307       --            10          1,212          312       17        23
                     --------   -------   -------    ------       ------      ---------    ---------  -------   -------
 Total
  liabilities......     1,355     1,125       808         5           18          2,688        2,123    1,644     1,307
                     --------   -------   -------    ------       ------      ---------    ---------  -------   -------
Net assets
 attributable to
 variable life
 policyholders.....  $806,050   468,223   451,135    21,775       34,808      1,470,818    4,443,604  806,025   741,474
                     ========   =======   =======    ======       ======      =========    =========  =======   =======
Outstanding units:
 Type I ...........    20,425    15,482    13,254       --           --          96,584       97,453   18,707    21,511
                     ========   =======   =======    ======       ======      =========    =========  =======   =======
Net asset value per
 unit: Type I......  $  17.45     14.44     15.14       --           --            8.88        19.62    17.44     11.07
                     ========   =======   =======    ======       ======      =========    =========  =======   =======
Outstanding units:
 Type II ..........    25,767    16,943    16,543     3,635        3,727         69,049      129,030   27,510    45,469
                     ========   =======   =======    ======       ======      =========    =========  =======   =======
Net asset value per
 unit: Type II.....     17.45     14.44     15.14      5.99         9.34           8.88        19.62    17.44     11.07
                     ========   =======   =======    ======       ======      =========    =========  =======   =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                       Janus Aspen Series
                          -----------------------------------------------------------------------------
                          Aggressive           Worldwide           Flexible  International   Capital
                            Growth    Growth    Growth   Balanced   Income      Growth     Appreciation
                          Portfolio  Portfolio Portfolio Portfolio Portfolio   Portfolio    Portfolio
                          ---------- --------- --------- --------- --------- ------------- ------------
Assets
Investments in Janus
 Aspen Series, at fair
 value (note 2):
 Aggressive Growth
  Portfolio (214,097
  shares; cost --
   $8,120,536)..........  $4,705,845       --        --        --       --           --           --
 Growth Portfolio
  (303,975 shares;
  cost -- $8,231,829)...         --  6,043,014       --        --       --           --           --
 Worldwide Growth
  Portfolio (298,896
  shares; cost --
   $10,230,706).........         --        --  8,530,482       --       --           --           --
 Balanced Portfolio
  (235,980 shares;
  cost -- $5,602,152)...         --        --        --  5,326,069      --           --           --
 Flexible Income
  Portfolio (42,828
  shares; cost --
   $500,630)............         --        --        --        --   499,370          --           --
 International Growth
  Portfolio (115,020
  shares; cost --
   $3,251,774)..........         --        --        --        --       --     2,699,530          --
 Capital Appreciation
  Portfolio (143,943
  shares; cost --
   $3,931,279)..........         --        --        --        --       --           --     2,982,502
Dividends Receivable....         --        --        --        --       --           --           --
Receivable from
 affiliate..............          98       179       291       206      --           113          169
Receivable for units
 sold...................      12,500        18       970    15,336      --           894          --
                          ---------- --------- --------- ---------  -------    ---------    ---------
 Total assets...........   4,718,443 6,043,211 8,531,743 5,341,611  499,370    2,700,537    2,982,671
                          ---------- --------- --------- ---------  -------    ---------    ---------
Liabilities
Accrued expenses payable
 to affiliate (note 4)..       4,520     1,789     2,523     2,219    1,381        1,741        6,229
Payable for units
 withdrawn..............         --        199       --        289       69          153          491
                          ---------- --------- --------- ---------  -------    ---------    ---------
 Total liabilities......       4,520     1,988     2,523     2,508    1,450        1,894        6,720
                          ---------- --------- --------- ---------  -------    ---------    ---------
Net assets attributable
 to variable life
 policyholders..........  $4,713,923 6,041,223 8,529,220 5,339,103  497,920    2,698,643    2,975,951
                          ========== ========= ========= =========  =======    =========    =========
Outstanding units: Type
 I .....................     114,341   136,463   186,134    82,439    9,034       50,194       22,414
                          ========== ========= ========= =========  =======    =========    =========
Net asset value per
 unit: Type I...........  $    21.06     22.14     25.76     22.95    15.60        18.49        20.69
                          ========== ========= ========= =========  =======    =========    =========
Outstanding units: Type
 II ....................     109,492   136,402   144,970   150,202   22,884       95,757      121,421
                          ========== ========= ========= =========  =======    =========    =========
Net asset value per
 unit: Type II..........  $    21.06     22.14     25.76     22.95    15.60        18.49        20.69
                          ========== ========= ========= =========  =======    =========    =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                      Janus Aspen Series -- Service Shares
                          --------------------------------------------------------------------------------------------
                             Global       Global   Aggressive   Capital    Worldwide International
                          Life Sciences Technology   Growth   Appreciation  Growth      Growth     Balanced   Growth
                            Portfolio   Portfolio  Portfolio   Portfolio   Portfolio   Portfolio   Portfolio Portfolio
                          ------------- ---------- ---------- ------------ --------- ------------- --------- ---------
Assets
Investments in Janus
 Aspen Series -- Service
 Shares, at fair value
 (note 2):
 Global Life Sciences
  Portfolio (25,271
  shares; cost --
   $204,082)............    $195,848         --         --          --          --          --          --        --
 Global Technology
  Portfolio (35,564
  shares; cost --
   $230,149)............         --      145,103        --          --          --          --          --        --
 Aggressive Growth
  Portfolio (5,375
  shares; cost --
   $132,630)............         --          --     116,797         --          --          --          --        --
 Capital Appreciation
  Portfolio (5,971
  shares; cost --
   $127,873)............         --          --         --      122,829         --          --          --        --
 Worldwide Growth
  Portfolio (5,293
  shares; cost --
   $159,739)............         --          --         --          --      150,207         --          --        --
 International Growth
  Portfolio (4,878
  shares; cost --
   $121,785)............         --          --         --          --          --      113,664         --        --
 Balanced Portfolio
  (24,117 shares;
  cost -- $570,294).....         --          --         --          --          --          --      562,178       --
 Growth Portfolio (6,573
  shares; cost --
   $143,997)............         --          --         --          --          --          --          --    129,878
Dividends Receivable....         --          --         --          --          --          --          --        --
Receivable from
 affiliate..............          13           1        --          --          --          --          --        --
Receivable for units
 sold...................       1,901          76        --          --        3,070          91         455       257
                            --------     -------    -------     -------     -------     -------     -------   -------
 Total assets...........     197,762     145,180    116,797     122,829     153,277     113,755     562,633   130,135
                            --------     -------    -------     -------     -------     -------     -------   -------
Liabilities
Accrued expenses payable
 to affiliate (note 4)..          45          33         28          27          36          26         131        31
Payable for units
 withdrawn..............         --          --          66          40         --          --          --        --
                            --------     -------    -------     -------     -------     -------     -------   -------
 Total liabilities......          45          33         94          67          36          26         131        31
                            --------     -------    -------     -------     -------     -------     -------   -------
Net assets attributable
 to variable life
 policyholders..........    $197,717     145,147    116,703     122,762     153,241     113,729     562,502   130,104
                            ========     =======    =======     =======     =======     =======     =======   =======
Outstanding units: Type
 I .....................       6,051       9,570        --          --          --          --          --        --
                            ========     =======    =======     =======     =======     =======     =======   =======
Net asset value per
 unit: Type I...........    $   9.49        4.26        --          --          --          --          --        --
                            ========     =======    =======     =======     =======     =======     =======   =======
Outstanding units: Type
 II ....................      14,783      24,502     28,395      19,212      22,940      17,206      61,208    21,087
                            ========     =======    =======     =======     =======     =======     =======   =======
Net asset value per
 unit: Type II..........    $   9.49        4.26       4.11        6.39        6.68        6.61        9.19      6.17
                            ========     =======    =======     =======     =======     =======     =======   =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                   Goldman Sachs
                                 Variable Insurance       Salomon Brothers
                                       Trust         Variable Series Funds Inc.
                                -------------------- --------------------------
                                Growth and  Mid Cap                      Total
                                  Income     Value   Strategic Investors Return
                                   Fund      Fund    Bond Fund   Fund     Fund
Assets                          ---------- --------- --------- --------- ------
Investments in Goldman Sachs
 Variable Insurance Trust, at
 fair value (note 2):
  Growth and Income Fund
   (12,601 shares; cost --
    $130,710).................   $117,568        --       --        --      --
  Mid Cap Value Fund (114,354
   shares; cost --
    $1,214,513)...............        --   1,291,061      --        --      --
Investments in Salomon
 Brothers Variable Series
 Funds Inc., at fair value
 (note 2):
  Strategic Bond Fund (29,933
   shares; cost -- $303,166)..        --         --   299,931       --      --
  Investors Fund (61,157
   shares; cost -- $832,434)..        --         --       --    782,194     --
  Total Return Fund (5,956
   shares; cost -- $62,624)...        --         --       --        --   61,882
Dividends Receivable..........        --         --       --        --      --
Receivable from affiliate.....         10         84       15        28       1
Receivable for units sold.....        --           5      --        --      --
                                 --------  ---------  -------   -------  ------
    Total assets..............    117,578  1,291,150  299,946   782,222  61,883
                                 --------  ---------  -------   -------  ------
Liabilities
Accrued expenses payable to
 affiliate (note 4)...........         27        297       67       180      14
Payable for units withdrawn...         17        165      --        --      125
                                 --------  ---------  -------   -------  ------
    Total liabilities.........         44        462       67       180     139
                                 --------  ---------  -------   -------  ------
Net assets attributable to
 variable life policyholders..   $117,534  1,290,688  299,879   782,042  61,744
                                 ========  =========  =======   =======  ======
Outstanding units: Type I ....        837     29,382    3,651    21,398   2,210
                                 ========  =========  =======   =======  ======
Net asset value per unit: Type
 I............................   $   7.93      12.24    11.56     14.68   11.29
                                 ========  =========  =======   =======  ======
Outstanding units: Type II ...     13,984     76,066   22,290    31,874   3,259
                                 ========  =========  =======   =======  ======
Net asset value per unit: Type
 II...........................   $   7.93      12.24    11.56     14.68   11.29
                                 ========  =========  =======   =======  ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                                    Rydex
                                                                                   Variable  Alliance Variable Products
                            Dreyfus              MFS Variable Insurance Trust       Trust         Series Fund, Inc.
                   ------------------------- ------------------------------------- -------- -----------------------------
                                  Dreyfus
                   The Dreyfus  Investment                MFS
                    Socially   Portfolios --           Investors    MFS                                Growth
                   Responsible   Emerging     MFS New   Growth   Investors   MFS             Premier     and
                     Growth       Markets    Discovery   Stock     Trust   Utility           Growth    Income    Quasar
                   Fund, Inc.    Portfolio    Series    Series    Series   Series  OTC Fund Portfolio Portfolio Portfolio
Assets             ----------- ------------- --------- --------- --------- ------- -------- --------- --------- ---------
Investments in
 Dreyfus, at fair
 value (note 2):
 The Dreyfus
  Socially
  Responsible
  Growth Fund,
  Inc.
  (999 shares;
  cost --
   $27,950)......   $ 26,631         --          --        --        --        --      --        --        --       --
 Dreyfus
  Investment
  Portfolios --
   Emerging
  Markets
  Portfolio
  (679 shares;
  cost --
   $6,052).......        --        6,435         --        --        --        --      --        --        --       --
Investments in
 MFS Variable In-
 surance Trust,
 at fair value
 (note 2):
 MFS New
  Discovery
  Series (4,287
  shares; cost --
   $59,349)......        --          --       65,248       --        --        --      --        --        --       --
 MFS Investors
  Growth Stock
  Series
  (7,647 shares;
  cost --
   $70,763)......        --          --          --     73,946       --        --      --        --        --       --
 MFS Investors
  Trust Series
  (4,264 shares;
  cost --
   $74,393)......        --          --          --        --     72,825       --      --        --        --       --
 MFS Utility
  Series (11,891
  shares; cost --
   $219,169).....        --          --          --        --        --    189,060     --        --        --       --
Investments in
 Rydex Variable
 Trust, at fair
 value (note 2):
 OTC Fund (1,418
  shares; cost --
   $21,659)......        --          --          --        --        --        --   20,992       --        --       --
Investments in
 Alliance
 Variable
 Products Series
 Fund, Inc., at
 fair value (note
 2):
 Premier Growth
  Portfolio
  (4,610 shares;
  cost --
   $124,253).....        --          --          --        --        --        --      --    115,242       --       --
 Growth and
  Income
  Portfolio
  (19,501 shares;
  cost --
   $437,179).....        --          --          --        --        --        --      --        --    429,617      --
 Quasar Portfolio
  (2,233 shares;
  cost --
   $22,775)......        --          --          --        --        --        --      --        --        --    22,287
Dividends
 Receivable......        --          --          --        --        --        --      --        --        --       --
Receivable from
 affiliate.......        --          --          --        --        --        --      --        --        --       --
Receivable for
 units sold......        --        1,599       1,746        62       --        141     --        --      2,989    1,587
                    --------       -----      ------    ------    ------   -------  ------   -------   -------   ------
 Total assets....     26,631       8,034      66,994    74,008    72,825   189,201  20,992   115,242   432,606   23,874
                    --------       -----      ------    ------    ------   -------  ------   -------   -------   ------
Liabilities
Accrued expenses
 payable to
 affiliate (note
 4)..............          6           2          15        17        17        45       5        27       100        5
Payable for units
 withdrawn.......          5         --          --        --         22       --       20        12       --       --
                    --------       -----      ------    ------    ------   -------  ------   -------   -------   ------
 Total
  liabilities....         11           2          15        17        39        45      25        39       100        5
                    --------       -----      ------    ------    ------   -------  ------   -------   -------   ------
Net assets
 attributable to
 variable life
 policyholders...   $ 26,620       8,032      66,979    73,991    72,786   189,156  20,967   115,203   432,506   23,869
                    ========       =====      ======    ======    ======   =======  ======   =======   =======   ======
Outstanding
 units: Type I ..        --          --          --        --        --        --      --        --        --       --
                    ========       =====      ======    ======    ======   =======  ======   =======   =======   ======
Net asset value
 per unit: Type
 I...............   $    --          --          --        --        --        --      --        --        --       --
                    ========       =====      ======    ======    ======   =======  ======   =======   =======   ======
Outstanding
 units: Type II
 ................      3,973         906       7,898    11,383     8,997    25,912   5,028    16,309    42,611    3,292
                    ========       =====      ======    ======    ======   =======  ======   =======   =======   ======
Net asset value
 per unit: Type
 II..............   $   6.70        8.87        8.48      6.50      8.09      7.30    4.17      7.05     10.15     7.25
                    ========       =====      ======    ======    ======   =======  ======   =======   =======   ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                          AIM Variable Insurance Funds, Inc.          PIMCO Variable Insurance Trust
                          ---------------------------------- -------------------------------------------------
                          AIM V.I. Capital AIM V.I. AIM V.I.  Foreign     Long-Term    High Yield Total Return
                            Appreciation    Growth   Value     Bond    U.S. Government    Bond        Bond
                                Fund         Fund     Fund   Portfolio Bond Portfolio  Portfolio   Portfolio
Assets                    ---------------- -------- -------- --------- --------------- ---------- ------------
Investments in AIM Vari-
 able Insurance Funds,
 Inc., at fair value
 (note 2):
 AIM V.I. Capital
  Appreciation Fund
  (4,413 shares; cost --
   $104,748)............      $95,860          --       --       --           --            --          --
 AIM V.I. Growth Fund
  (4,979 shares; cost --
   $87,786).............          --        81,512      --       --           --            --          --
 AIM V.I. Value Fund
  (6,487 shares; cost --
   $157,022)............          --           --   151,461      --           --            --          --
Investments in PIMCO
 Variable Insurance
 Trust, at fair value
 (note 2):
 Foreign Bond Portfolio
  (823 shares; cost --
   $7,943)..............          --           --       --     7,978          --            --          --
 Long-Term U.S.
  Government Bond
  Portfolio
  (9,489 shares; cost --
   $101,867)............          --           --       --       --        97,452           --          --
 High Yield Bond
  Portfolio (6,039
  shares; cost --
   $48,465).............          --           --       --       --           --         47,590         --
 Total Return Bond
  Portfolio (11,367
  shares; cost --
   $114,144)............          --           --       --       --           --            --      112,418
Dividends Receivable....          --           --       --        25          361           283         329
Receivable from affili-
 ate....................          --           --       --       --           --            --          --
Receivable for units
 sold...................        1,862        1,621    1,457      --           839           --        1,073
                              -------       ------  -------    -----       ------        ------     -------
 Total assets...........       97,722       83,133  152,918    8,003       98,652        47,873     113,820
                              -------       ------  -------    -----       ------        ------     -------
Liabilities
Accrued expenses payable
 to affiliate (note 4)..           24           19       36        3           22            11          27
Payable for units with-
 drawn..................          --           --       --         7          --             36         --
                              -------       ------  -------    -----       ------        ------     -------
 Total liabilities......           24           19       36       10           22            47          27
                              -------       ------  -------    -----       ------        ------     -------
Net assets attributable
 to variable life poli-
 cyholders..............      $97,698       83,114  152,882    7,993       98,630        47,826     113,793
                              =======       ======  =======    =====       ======        ======     =======
Outstanding units: Type
 I .....................          --           --       --       --           --            --          --
                              =======       ======  =======    =====       ======        ======     =======
Net asset value per
 unit: Type I...........      $   --           --       --       --           --            --          --
                              =======       ======  =======    =====       ======        ======     =======
Outstanding units: Type
 II ....................       16,503       16,297   19,328      723        8,682         4,802      10,197
                              =======       ======  =======    =====       ======        ======     =======
Net asset value per
 unit: Type II..........      $  5.92         5.10     7.91    11.06        11.36          9.96       11.16
                              =======       ======  =======    =====       ======        ======     =======

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                           Statements of Operations

                                                     GE Investments Funds, Inc.
                         ---------------------------------------------------------------------------------------
                                S&P 500 Index Fund             Money Market Fund         Total Return Fund
                         ---------------------------------- -----------------------  ---------------------------
                             Year ended December 31,        Year ended December 31,   Year ended December 31,
                         ---------------------------------- -----------------------  ---------------------------
                            2001         2000       1999     2001    2000    1999      2001      2000     1999
                         -----------  ----------  --------- ------- ------- -------  --------  --------  -------
Investment income:
 Income -- Ordinary
  dividends............. $   118,485      86,280     60,042 320,605 412,757 261,216    47,137   115,971   87,229
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............      31,076      35,989     35,117  19,389  20,609  20,306    25,312    28,179   28,286
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............      46,372      30,208     13,313  39,781  27,583  17,608     4,620     2,179    1,377
                         -----------  ----------  --------- ------- ------- -------  --------  --------  -------
Net investment income
 (expense)..............      41,037      20,083     11,612 261,435 364,565 223,302    17,205    85,613   57,566
                         -----------  ----------  --------- ------- ------- -------  --------  --------  -------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................    (241,043)    369,151    367,307     --      --        3   (69,715)   33,478   10,066
 Unrealized appreciation
  (depreciation) on
  investments...........  (1,390,103) (1,654,687)   797,281     --      --       (3) (168,952) (117,815) 319,427
 Capital gain
  distributions.........     142,797     197,387     82,915     --      --      --     22,821   175,795  102,400
                         -----------  ----------  --------- ------- ------- -------  --------  --------  -------
Net realized and
 unrealized gain (loss)
 on investments.........  (1,488,349) (1,088,149) 1,247,503     --      --      --   (215,846)   91,458  431,893
                         -----------  ----------  --------- ------- ------- -------  --------  --------  -------
Increase (decrease) in
 net assets from
 operations............. $(1,447,312) (1,068,066) 1,259,115 261,435 364,565 223,302  (198,641)  177,071  489,459
                         ===========  ==========  ========= ======= ======= =======  ========  ========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                            GE Investments Funds, Inc. (continued)
                         ------------------------------------------------------------------------------------
                           International Equity
                                   Fund              Real Estate Securities Fund      Global Income Fund
                         --------------------------  -----------------------------  -------------------------
                         Year ended December 31,       Year ended December 31,      Year ended December 31,
                         --------------------------  -----------------------------  -------------------------
                           2001      2000     1999     2001     2000       1999      2001     2000     1999
                         --------  --------  ------  ------------------  ---------  -------  -------  -------
Investment income:
 Income -- Ordinary
  dividends............. $  4,082     1,828     669    33,077    25,202     23,112      --       138    1,257
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............      816       799     792     2,787     2,295      2,004      350      276      258
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............    1,937     1,361     531     2,929     1,614        839      603      337      141
                         --------  --------  ------  -------- ---------  ---------  -------  -------  -------
Net investment income
 (expense)..............    1,329      (332)   (654)   27,361    21,293     20,269     (953)    (475)     858
                         --------  --------  ------  -------- ---------  ---------  -------  -------  -------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................  (23,637)    6,362   5,881    21,020    (2,380)   (14,908)    (439)  (1,161)    (128)
 Unrealized appreciation
  (depreciation) on
  investments...........  (69,841) (103,450) 34,706    25,627   129,283    (10,218)  (2,041)     548   (4,715)
 Capital gain
  distributions.........    1,787    53,038  16,048     9,374     2,638      1,216      --       --        95
                         --------  --------  ------  -------- ---------  ---------  -------  -------  -------
Net realized and
 unrealized gain (loss)
 on investments.........  (91,691)  (44,050) 56,635    56,021   129,541    (23,910)  (2,480)    (613)  (4,748)
                         --------  --------  ------  -------- ---------  ---------  -------  -------  -------
Increase (decrease) in
 net assets from
 operations............. $(90,362)  (44,382) 55,981    83,382   150,834     (3,641)  (3,433)  (1,088)  (3,890)
                         ========  ========  ======  ======== =========  =========  =======  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                       GE Investments Funds, Inc. (continued)
                         ------------------------------------------------------------------------
                             Mid-Cap Value
                              Equity Fund             Income Fund           U.S. Equity Fund
                         ----------------------- ----------------------  ------------------------
                          Year ended December     Year ended December     Year ended December
                                  31,                     31,                     31,
                         ----------------------- ----------------------  ------------------------
                           2001     2000   1999   2001   2000    1999     2001     2000     1999
                         --------  ------ ------ ------ ------  -------  -------  -------  ------
Investment income:
 Income -- Ordinary
  dividends............. $  9,669   7,136  4,044 37,231 32,350   21,400    8,665    7,043   1,122
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............    1,468   1,004    824  2,885  2,789    2,983      369      207      74
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............    6,244   3,471  1,482  2,393    523       47    7,947    3,986     825
                         --------  ------ ------ ------ ------  -------  -------  -------  ------
Net investment income
 (expense)..............    1,957   2,661  1,738 31,953 29,038   18,370      349    2,850     223
                         --------  ------ ------ ------ ------  -------  -------  -------  ------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................   11,651  12,924 14,236  8,257 (1,516)     (78) (38,750)  11,564   2,835
 Unrealized appreciation
  (depreciation) on
  investments...........  (51,905) 26,637 22,084  4,061 18,549  (28,051) (64,708) (73,997)  6,670
 Capital gain
  distributions.........   49,463  26,834    --     --     --       662    4,651   47,509  10,093
                         --------  ------ ------ ------ ------  -------  -------  -------  ------
Net realized and
 unrealized gain (loss)
 on investments.........    9,209  66,395 36,320 12,318 17,033  (27,467) (98,807) (14,924) 19,598
                         --------  ------ ------ ------ ------  -------  -------  -------  ------
Increase (decrease) in
 net assets from
 operations............. $ 11,166  69,056 38,058 44,271 46,071   (9,097) (98,458) (12,074) 19,821
                         ========  ====== ====== ====== ======  =======  =======  =======  ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                          GE Investments Funds, Inc. (continued)
                         --------------------------------------------------------------------------
                                                                                     Small-Cap
                            Premier Growth Equity Fund       Value Equity Fund   Value Equity Fund
                         ---------------------------------- ------------------- -------------------
                            Year ended        Period from       Period from         Period from
                           December 31,     June 9, 1999 to February 8, 2001 to February 6, 2001 to
                         -----------------   December 31,      December 31,        December 31,
                           2001     2000         1999              2001                2001
                         --------  -------  --------------- ------------------- -------------------
Investment income:
  Income -- Ordinary
   dividends............ $    899      731         124              414                  315
  Expenses -- Mortality
   and expense risk
   charges -- Type I
   (note 4).............    1,078      922         103              --                   --
  Expenses -- Mortality
   and expense risk
   charges -- Type II
   (note 4).............    4,456    1,466         116              170                  278
                         --------  -------      ------             ----                -----
Net investment income
 (expense)..............   (4,635)  (1,657)        (95)             244                   37
                         --------  -------      ------             ----                -----
Net realized and
 unrealized gain (loss)
 on investments:
  Net realized gain
   (loss) ..............  (31,948)   4,260         344             (235)                 138
  Unrealized
   appreciation
   (depreciation) on
   investments..........  (63,850) (64,695)     13,285              381                5,001
  Capital gain
   distributions........   27,619   34,574       4,011              --                 2,827
                         --------  -------      ------             ----                -----
Net realized and
 unrealized gain (loss)
 on investments.........  (68,179) (25,861)     17,640              146                7,966
                         --------  -------      ------             ----                -----
Increase (decrease) in
 net assets from
 operations............. $(72,814) (27,518)     17,545              390                8,003
                         ========  =======      ======             ====                =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                   Oppenheimer Variable Account Funds
                         ---------------------------------------------------------------------------------------------
                               Bond Fund/VA         Capital Appreciation Fund/VA        Aggressive Growth Fund/VA
                         -------------------------  -------------------------------  ---------------------------------
                         Year ended December 31,       Year ended December 31,           Year ended December 31,
                         -------------------------  -------------------------------  ---------------------------------
                           2001    2000     1999       2001       2000      1999        2001        2000       1999
                         -------- -------  -------  ----------  --------  ---------  ----------  ----------  ---------
Investment income:
 Income -- Ordinary
  dividends............. $ 60,057  50,243   21,896      34,724     6,375     11,323      48,679         --         --
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............    3,717   3,141    3,043      27,622    31,916     24,680      28,381      50,940     30,929
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............    2,980   1,368      683      12,183     7,014      2,409       7,219       5,264      1,422
                         -------- -------  -------  ----------  --------  ---------  ----------  ----------  ---------
Net investment income
 (expense)..............   53,360  45,734   18,170      (5,081)  (32,555)   (15,766)     13,079     (56,204)   (32,351)
                         -------- -------  -------  ----------  --------  ---------  ----------  ----------  ---------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................      283 (17,389)  (1,863)    (57,828)  341,073    205,534    (867,864)  1,589,430    393,176
 Unrealized appreciation
  (depreciation) on
  investments...........    1,054   6,329  (29,542) (1,272,757) (741,677) 1,083,816  (2,024,100) (2,708,169) 2,690,916
 Capital gain
  distributions.........      --      --     2,165     521,076   340,197    130,214     759,549     272,808        --
                         -------- -------  -------  ----------  --------  ---------  ----------  ----------  ---------
Net realized and
 unrealized gain (loss)
 on investments.........    1,337 (11,060) (29,240)   (809,509)  (60,407) 1,419,564  (2,132,415)   (845,931) 3,084,092
                         -------- -------  -------  ----------  --------  ---------  ----------  ----------  ---------
Increase (decrease) in
 net assets from opera-
 tions.................. $ 54,697  34,674  (11,070)   (814,590)  (92,962) 1,403,798  (2,119,336)   (902,135) 3,051,741
                         ======== =======  =======  ==========  ========  =========  ==========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                    Oppenheimer Variable Account
                          Oppenheimer Variable Account Funds (continued)              Funds -- Class 2 Shares
                         ------------------------------------------------------ ------------------------------------
                                                        Multiple Strategies     Global Securities Main Street Growth
                            High Income Fund/VA               Fund/VA                Fund/VA       & Income Fund/VA
                         ----------------------------  ------------------------ ----------------- ------------------
                                                        Year ended December        Period from       Period from
                          Year ended December 31,               31,              January 8, 2001   January 8, 2001
                         ----------------------------  ------------------------        to                 to
                           2001       2000     1999     2001     2000     1999  December 31, 2001 December 31, 2001
                         ---------  --------  -------  -------  -------  ------ ----------------- ------------------
Investment income:
Income -- Ordinary
 dividends.............. $ 300,155   218,695  129,252   51,792   46,491  30,217         122                 33
  Expenses -- Mortality
   and expense risk
   charges --
   Type I (note 4)......    12,831    12,726   13,177    6,390    6,140   5,751         --                 --
  Expenses -- Mortality
   and expense risk
   charges --
   Type II (note 4).....     8,610     3,016    1,187    3,619    1,591     766         572                592
                         ---------  --------  -------  -------  -------  ------      ------             ------
Net investment income
 (expense)..............   278,714   202,953  114,888   41,783   38,760  23,700        (450)              (559)
                         ---------  --------  -------  -------  -------  ------      ------             ------
Net realized and
 unrealized gain (loss)
 on investments:
  Net realized gain
   (loss)...............   (64,193)  (51,805)  (9,827) (16,984)   8,523  12,030      (2,033)              (843)
  Unrealized
   appreciation
   (depreciation) on
   investments..........  (185,472) (245,369) (37,389) (74,627) (56,039) 16,700      (2,527)            (2,536)
  Capital gain
   distributions........       --        --       --    69,177   67,524  43,483       2,295                --
                         ---------  --------  -------  -------  -------  ------      ------             ------
Net realized and
 unrealized gain (loss)
 on investments.........  (249,665) (297,174) (47,216) (22,434)  20,008  72,213      (2,265)            (3,379)
                         ---------  --------  -------  -------  -------  ------      ------             ------
Increase (decrease) in
 net assets from
 operations............. $  29,049   (94,221)  67,672   19,349   58,768  95,913      (2,715)            (3,938)
                         =========  ========  =======  =======  =======  ======      ======             ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                   Variable Insurance Products Fund
                         --------------------------------------------------------------------------------------------
                          Equity-Income Portfolio             Growth Portfolio               Overseas Portfolio
                         ----------------------------  ---------------------------------  ---------------------------
                          Year ended December 31,          Year ended December 31,         Year ended December 31,
                         ----------------------------  ---------------------------------  ---------------------------
                           2001      2000      1999       2001        2000       1999       2001      2000     1999
                         ---------  -------  --------  ----------  ----------  ---------  --------  --------  -------
Investment income:
 Income -- Ordinary
  dividends............. $ 129,307  114,887   100,754       7,051      11,358     17,646   105,667    39,615   32,601
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............    46,260   44,056    46,384      48,645      65,126     56,960    12,658    17,644   16,186
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............     8,705    5,349     2,894      14,289      10,565      3,167     1,423     1,235      579
                         ---------  -------  --------  ----------  ----------  ---------  --------  --------  -------
Net investment income
 (expense)..............    74,342   65,482    51,476     (55,883)    (64,333)   (42,481)   91,586    20,736   15,836
                         ---------  -------  --------  ----------  ----------  ---------  --------  --------  -------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................   (18,170)  73,790   273,786    (617,911)    398,024    453,879  (138,056)   57,421  112,501
 Unrealized appreciation
  (depreciation) on
  investments...........  (877,761) (25,951) (193,819) (1,874,368) (2,754,089) 1,452,235  (619,667) (896,242) 685,935
 Capital gain
  distributions.........   363,289  432,830   224,259     662,803   1,130,176    864,641   167,022   249,470   53,190
                         ---------  -------  --------  ----------  ----------  ---------  --------  --------  -------
Net realized and
 unrealized gain (loss)
 on investments.........  (532,642) 480,669   304,226  (1,829,476) (1,225,889) 2,770,755  (590,701) (589,351) 851,626
                         ---------  -------  --------  ----------  ----------  ---------  --------  --------  -------
Increase (decrease) in
 net assets from
 operations............. $(458,300) 546,151   355,702  (1,885,359) (1,290,222) 2,728,274  (499,115) (568,615) 867,462
                         =========  =======  ========  ==========  ==========  =========  ========  ========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                            Variable Insurance Products
                              Fund -- Service Class 2               Variable Insurance Products Fund II
                         --------------------------------- ---------------------------------------------------------
                          Equity-Income        Growth
                            Portfolio        Portfolio      Asset Manager Portfolio       Contrafund Portfolio
                         ---------------- ---------------- --------------------------- -----------------------------
                           Period from      Period from
                         January 24, 2001 January 24, 2001  Year ended December 31,      Year ended December 31,
                         to December 31,  to December 31,  --------------------------- -----------------------------
                               2001             2001         2001      2000     1999     2001       2000      1999
                         ---------------- ---------------- --------  --------  ------- --------  ----------  -------
Investment income:
 Income -- Ordinary
  dividends.............     $    30              --        180,444   157,145  153,442   47,416      17,425   18,437
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............         --               --         28,446    32,686   33,559   21,672      25,515   23,952
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............         680            1,483         1,757       970      439   20,537      15,249    6,221
                             -------          -------      --------  --------  ------- --------  ----------  -------
Net investment income
 (expense)..............        (650)          (1,483)      150,241   123,489  119,444    5,207     (23,339) (11,736)
                             -------          -------      --------  --------  ------- --------  ----------  -------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................      (1,555)          (4,153)      (92,739)   23,604   64,747 (250,115)    120,743  354,876
 Unrealized appreciation
  (depreciation) on
  investments...........      (1,137)         (15,912)     (351,254) (739,967)  89,931 (758,337) (1,216,788) 425,779
 Capital gain
  distributions.........          86               30        67,666   370,224  195,289  167,353     632,524  135,201
                             -------          -------      --------  --------  ------- --------  ----------  -------
Net realized and
 unrealized gain (loss)
 on investments               (2,606)         (20,035)     (376,327) (346,139) 349,967 (841,099)   (463,521) 915,856
                             -------          -------      --------  --------  ------- --------  ----------  -------
Increase (decrease) in
 net assets from
 operations.............     $(3,256)         (21,518)     (226,086) (222,650) 469,411 (835,892)   (486,860) 904,120
                             =======          =======      ========  ========  ======= ========  ==========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                          Variable Insurance Products
                          Fund II --  Service Class 2               Variable Insurance Products Fund III
                         ------------------------------ ------------------------------------------------------------------
                              Contrafund Portfolio       Growth & Income Portfolio      Growth Opportunities Portfolio
                         ------------------------------ ------------------------------ -----------------------------------
                                         Period from
                          Year ended  December 26, 2000   Year ended December 31,          Year ended December 31,
                         December 31,  to December 31,  ------------------------------ -----------------------------------
                             2001           2000          2001       2000      1999       2001        2000        1999
                         ------------ ----------------- ---------  ---------  -------- ----------  -----------  ----------
Investment income:
 Income -- Ordinary
  dividends.............    $    1           --            16,081      9,297    2,804       1,448        5,618      3,049
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............       --            --             2,367      2,010    2,165         886        1,654      1,866
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............       508           --             6,944      5,584    2,516       2,018        1,724        866
                            ------           ---        ---------  ---------  -------  ----------  -----------  ---------
Net investment income
 (expense)..............      (507)          --             6,770      1,703   (1,877)     (1,456)       2,240        317
                            ------           ---        ---------  ---------  -------  ----------  -----------  ---------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................      (796)           15          (48,530)     5,240   28,022     (47,931)     (20,425)    10,345
 Unrealized appreciation
  (depreciation) on
  investments...........     2,083           (14)        (134,587)  (104,078)  21,930     (19,350)    (101,453)    (1,242)
 Capital gain
  distributions.........         3           --            51,628     60,673    5,692         --        28,489      5,663
                            ------           ---        ---------  ---------  -------  ----------  -----------  ---------
Net realized and
 unrealized gain (loss)
 on investments.........     1,290             1         (131,489)   (38,165)  55,644     (67,281)     (93,389)    14,766
                            ------           ---        ---------  ---------  -------  ----------  -----------  ---------
Increase (decrease) in
 net assets from
 operations.............    $  783             1         (124,719)   (36,462)  53,767     (68,737)     (91,149)    15,083
                            ======           ===        =========  =========  =======  ==========  ===========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                Variable Insurance Products Fund III -- Service
                                                    Class 2
                                -----------------------------------------------
                                                               Growth & Income
                                      Mid Cap Portfolio           Portfolio
                                ------------------------------ ----------------
                                                Period from      Period from
                                 Year ended  December 26, 2000 January 18, 2001
                                December 31,  to December 31,  to December 31,
                                    2001           2000              2001
                                ------------ ----------------- ----------------
Investment income:
  Income -- Ordinary
   dividends...................    $  --            --                   1
  Expenses -- Mortality and
   expense risk charges -- Type
   I (note 4)..................       --            --                 --
  Expenses -- Mortality and
   expense risk charges -- Type
   II (note 4).................       277           --                 389
                                   ------           ---             ------
Net investment income
 (expense).....................      (277)          --                (388)
                                   ------           ---             ------
Net realized and unrealized
 gain (loss) on investments:
  Net realized gain (loss).....      (197)           15               (459)
  Unrealized appreciation
   (depreciation) on
   investments.................     5,221           (13)              (800)
  Capital gain distributions...       --            --                   3
                                   ------           ---             ------
Net realized and unrealized
 gain (loss) on investments....     5,024             2             (1,256)
                                   ------           ---             ------
Increase (decrease) in net
 assets from operations........    $4,747             2             (1,644)
                                   ======           ===             ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                               Federated Insurance Series
                         -------------------------------------------------------------------------------
                            American Leaders           High Income Bond
                                 Fund II                    Fund II                Utility Fund II
                         -------------------------  -------------------------  -------------------------
                         Year ended December 31,    Year ended December 31,    Year ended December 31,
                         -------------------------  -------------------------  -------------------------
                           2001     2000    1999     2001     2000     1999     2001     2000     1999
                         --------  ------  -------  -------  -------  -------  -------  -------  -------
Investment income:
 Income -- Ordinary
  dividends............. $ 10,434   5,560    3,192   43,741   30,830   15,467   15,059   11,457    6,452
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............    2,314   2,080    1,774    1,622    1,346    1,149    1,479    1,623    1,634
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............    3,321   2,274    1,482    1,592    1,092      583    1,870    1,209      602
                         --------  ------  -------  -------  -------  -------  -------  -------  -------
Net investment income
 (expense)..............    4,799   1,206      (64)  40,527   28,392   13,735   11,710    8,625    4,216
                         --------  ------  -------  -------  -------  -------  -------  -------  -------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................   (8,386) (5,539)   8,624  (19,309) (12,093)  (2,384) (12,211)     973    3,277
 Unrealized appreciation
  (depreciation) on
  investments...........  (44,740)  1,613  (17,252) (24,033) (51,127) (10,198) (70,258) (57,701) (16,132)
 Capital gain
  distributions.........    4,548  16,824   32,275      --       --     1,345      --     7,615   12,525
                         --------  ------  -------  -------  -------  -------  -------  -------  -------
Net realized and
 unrealized gain (loss)
 on investments.........  (48,578) 12,898   23,647  (43,342) (63,220) (11,237) (82,469) (49,113)    (330)
                         --------  ------  -------  -------  -------  -------  -------  -------  -------
Increase (decrease) in
 net assets from
 operations............. $(43,779) 14,104   23,583   (2,815) (34,828)   2,498  (70,759) (40,488)   3,886
                         ========  ======  =======  =======  =======  =======  =======  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                              Federated Insurance
                  Federated Insurance Series       Series --
                          (continued)            Service Shares                     Alger American Fund
                  --------------------------- ------------------- ------------------------------------------------------------
                  International Small Company  High Income Bond      Small Capitalization
                            Fund II                 Fund II                Portfolio              LargeCap Growth Portfolio
                  --------------------------- ------------------- -----------------------------  -----------------------------
                          Period from             Period from
                      February 6, 2001 to      March 27, 2001 to    Year ended December 31,        Year ended December 31,
                         December 31,            December 31,     -----------------------------  -----------------------------
                             2001                    2001           2001       2000      1999      2001       2000      1999
                  --------------------------- ------------------- --------  ----------  -------  --------  ----------  -------
Investment
 income:
 Income --
   Ordinary
  dividends......            $--                      --               743         --       --     10,186         --     2,264
 Expenses --
   Mortality and
  expense risk
  charges -- Type
  I (note 4).....             --                      --             6,426      11,091    9,129    13,924      15,002   13,062
 Expenses --
   Mortality and
  expense risk
  charges -- Type
  II (note 4)....              34                     118            4,203       3,875    1,012    18,454      13,147    4,272
                             ----                    ----         --------  ----------  -------  --------  ----------  -------
Net investment
 income
 (expense).......             (34)                   (118)          (9,886)    (14,966) (10,141)  (22,192)    (28,149) (15,070)
                             ----                    ----         --------  ----------  -------  --------  ----------  -------
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....             (40)                    (78)        (525,268)      2,186   (6,385) (640,911)     33,463  390,753
 Unrealized
  appreciation
  (depreciation)
  on
  investments....             404                    (419)         (54,181) (1,371,045) 405,230  (576,288) (1,302,238)  99,476
 Capital gain
  distributions..             --                      --                --     735,999  183,620   552,329     513,858  224,152
                             ----                    ----         --------  ----------  -------  --------  ----------  -------
Net realized and
 unrealized gain
 (loss) on
 investments.....             364                    (497)        (579,449)   (632,860) 582,465  (664,870)   (754,917) 714,381
                             ----                    ----         --------  ----------  -------  --------  ----------  -------
Increase
 (decrease) in
 net assets from
 operations......            $330                    (615)        (589,335)   (647,826) 572,324  (687,062)   (783,066) 699,311
                             ====                    ====         ========  ==========  =======  ========  ==========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                  PBHG Insurance Series Fund, Inc.
                         --------------------------------------------------------
                           PBHG Large Cap Growth
                                 Portfolio            PBHG Growth II Portfolio
                           ---------------------      ---------------------------
                          Year ended December 31,      Year ended December 31,
                         ---------------------------  ---------------------------
                           2001       2000     1999     2001      2000     1999
                         ---------  --------  ------  --------  --------  -------
Investment income:
Income -- Ordinary
 dividends.............. $     --        --      --        --        --       --
Expenses -- Mortality
 and expense risk
 charges -- Type I
 (note 4)...............     2,481     2,179     606     1,849     2,932      569
Expenses -- Mortality
 and expense risk
 charges -- Type II
 (note 4)...............     3,443     1,291     209     3,690     3,508      410
                         ---------  --------  ------  --------  --------  -------
Net investment income
 (expense)..............    (5,924)   (3,470)   (815)   (5,539)   (6,440)    (979)
                         ---------  --------  ------  --------  --------  -------
Net realized and
 unrealized gain (loss)
 on investments:
Net realized gain
 (loss).................  (126,586)   26,713   5,563  (317,919)  (39,454)  34,202
Unrealized appreciation
 (depreciation) on
 investments............  (194,777) (140,754) 71,826  (176,939) (379,884)  81,393
Capital gain
 distributions..........       --     16,716     --        --     24,260      --
                         ---------  --------  ------  --------  --------  -------
Net realized and
 unrealized gain (loss)
 on investments.........  (321,363)  (97,325) 77,389  (494,858) (395,078) 115,595
                         ---------  --------  ------  --------  --------  -------
Increase (decrease) in
 net assets from
 operations............. $(327,287) (100,795) 76,574  (500,397) (401,518) 114,616
                         =========  ========  ======  ========  ========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                         Janus Aspen Series
                  -------------------------------------------------------------------------------------------------------
                    Aggressive Growth Portfolio             Growth Portfolio              Worldwide Growth Portfolio
                  ---------------------------------- ---------------------------------  ---------------------------------
                      Year ended December 31,            Year ended December 31,            Year ended December 31,
                  ---------------------------------- ---------------------------------  ---------------------------------
                     2001         2000       1999       2001        2000       1999        2001        2000       1999
                  -----------  ----------  --------- ----------  ----------  ---------  ----------  ----------  ---------
Investment
 income:
 Income --
   Ordinary
  dividends...... $       --          --      65,274      1,516       5,764     10,964      23,897      17,398     11,433
 Expenses --
   Mortality and
  expense risk
  charges -- Type
  I (note 4).....      21,231      41,861     24,955     23,882      32,961     25,172      37,670      53,602     38,848
 Expenses --
   Mortality and
  expense risk
  charges -- Type
  II (note 4)....      18,366      24,298      6,757     24,469      20,783      5,821      28,526      23,434      6,863
                  -----------  ----------  --------- ----------  ----------  ---------  ----------  ----------  ---------
Net investment
 income
 (expense).......     (39,597)    (66,159)    33,562    (46,835)    (47,980)   (20,029)    (42,299)    (59,638)   (34,278)
                  -----------  ----------  --------- ----------  ----------  ---------  ----------  ----------  ---------
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....  (2,163,009)  1,590,590    861,331   (504,796)    926,526    379,537    (336,670)    863,289    404,104
 Unrealized
  appreciation
  (depreciation)
  on
  investments....    (945,349) (6,150,760) 3,141,869 (1,497,702) (2,851,716) 1,328,882  (2,197,594) (3,765,784) 3,266,899
 Capital gain
  distributions..         --    1,036,376    111,141     16,402     582,454     21,779      21,135     873,121        --
                  -----------  ----------  --------- ----------  ----------  ---------  ----------  ----------  ---------
Net realized and
 unrealized gain
 (loss) on
 investments.....  (3,108,358) (3,523,794) 4,114,341 (1,986,096) (1,342,736) 1,730,198  (2,513,129) (2,029,374) 3,671,003
                  -----------  ----------  --------- ----------  ----------  ---------  ----------  ----------  ---------
Increase
 (decrease) in
 net assets from
 operations...... $(3,147,955) (3,589,953) 4,147,903 (2,032,931) (1,390,716) 1,710,169  (2,555,428) (2,089,012) 3,636,725
                  ===========  ==========  ========= ==========  ==========  =========  ==========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                    Janus Aspen Series (continued)
                         --------------------------------------------------------------------------------------------
                             Balanced Portfolio       Flexible Income Portfolio    International Growth Portfolio
                         ---------------------------- ---------------------------  ----------------------------------
                          Year ended December 31,      Year ended December 31,         Year ended December 31,
                         ---------------------------- ---------------------------  ----------------------------------
                           2001       2000     1999     2001     2000      1999       2001        2000       1999
                         ---------  --------  ------- -------- --------  --------  ----------  ----------  ----------
Investment income:
 Income -- Ordinary
  dividends............. $  71,790    37,643   43,936   14,946    5,264    12,568      10,773       9,018      2,819
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............    13,094    11,335    9,328      763      522       715       6,476       8,171      4,231
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............    23,448    10,397    3,366    2,602    1,197       511      12,735      12,438      4,585
                         ---------  --------  ------- -------- --------  --------  ----------  ----------  ---------
Net investment income
 (expense)..............    35,248    15,911   31,242   11,581    3,545    11,342      (8,438)    (11,591)    (5,997)
                         ---------  --------  ------- -------- --------  --------  ----------  ----------  ---------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................   (31,657)   99,542   79,219    3,126   (3,171)   (1,786)   (248,523)    242,420     54,154
 Unrealized appreciation
  (depreciation) on
  investments...........  (345,870) (526,341) 321,542      518    6,251    (8,109)   (518,693)   (990,444)   923,354
 Capital gain
  distributions.........    67,312   288,437      --    14,150    7,790       566      18,619     133,743        --
                         ---------  --------  ------- -------- --------  --------  ----------  ----------  ---------
Net realized and
 unrealized gain (loss)
 on investments.........  (310,215) (138,362) 400,761   17,794   10,870    (9,329)   (748,597)   (614,281)   977,508
                         ---------  --------  ------- -------- --------  --------  ----------  ----------  ---------
Increase (decrease) in
 net assets from
 operations............. $(274,967) (122,451) 432,003   29,375   14,415     2,013    (757,035)   (625,872)   971,511
                         =========  ========  ======= ======== ========  ========  ==========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                     Janus Aspen Series
                                                        (continued)
                                                ------------------------------
                                                    Capital Appreciation
                                                         Portfolio
                                                ------------------------------
                                                  Year ended December 31,
                                                ------------------------------
                                                  2001        2000      1999
                                                ---------  ----------  -------
Investment income:
  Income -- Ordinary dividends................. $  14,349      18,596      509
  Expenses -- Mortality and expense risk
   charges -- Type I (note 4)..................     3,909       5,528    3,352
  Expenses -- Mortality and expense risk
   charges -- Type II (note 4).................    19,036      16,675    4,381
                                                ---------  ----------  -------
Net investment income (expense)................    (8,596)     (3,607)  (7,224)
                                                ---------  ----------  -------
Net realized and unrealized gain (loss) on
 investments:
  Net realized gain (loss).....................  (389,507)    187,808   82,791
  Unrealized appreciation (depreciation) on
   investments.................................  (485,835) (1,022,359) 513,292
  Capital gain distributions...................    25,976      23,952    5,853
                                                ---------  ----------  -------
Net realized and unrealized gain (loss) on
 investments...................................  (849,366)   (810,599) 601,936
                                                ---------  ----------  -------
Increase (decrease) in net assets from
 operations.................................... $(857,962)   (814,206) 594,712
                                                =========  ==========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                 Janus Aspen Series -- Service Shares
                  --------------------------------------------------------------------------------------------------------
                                                                       Aggressive    Capital     Worldwide   International
                    Global Life Sciences        Global Technology        Growth    Appreciation    Growth       Growth
                          Portfolio                 Portfolio          Portfolio    Portfolio    Portfolio     Portfolio
                  ------------------------- ------------------------- ------------ ------------ ------------ -------------
                               Period from               Period from  Period from  Period from  Period from   Period from
                                 May 29,                    May 4,    January 24,  January 24,  January 24,   February 8,
                   Year ended    2000 to     Year ended    2000 to      2001 to      2001 to      2001 to       2001 to
                  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                      2001         2000         2001         2000         2001         2001         2001         2001
                  ------------ ------------ ------------ ------------ ------------ ------------ ------------ -------------
Investment
 income:
 Income --
   Ordinary
  dividends......   $    --          --           --           827          --           223          106          161
 Expenses --
   Mortality and
  expense risk
  charges --
   Type I
  (note 4).......        336         134          311          178          --           --           --           --
 Expenses --
   Mortality and
  expense risk
  charges --
   Type II
  (note 4).......      1,036         195          557          219          421          320          571          478
                    --------      ------      -------      -------      -------       ------      -------       ------
Net investment
 income
 (expense).......     (1,372)       (329)        (868)         430         (421)         (97)        (465)        (317)
                    --------      ------      -------      -------      -------       ------      -------       ------
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....    (11,785)        268      (35,371)      (3,121)      (3,531)      (1,703)      (2,767)      (1,167)
 Unrealized
  appreciation
  (depreciation)
  on
  investments....    (21,957)     13,723      (26,150)     (58,896)     (15,833)      (5,044)      (9,532)      (8,121)
 Capital gain
  distributions..        --          --           886          --           --           268          202          464
                    --------      ------      -------      -------      -------       ------      -------       ------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (33,742)     13,991      (60,635)     (62,017)     (19,364)      (6,479)     (12,097)      (8,824)
                    --------      ------      -------      -------      -------       ------      -------       ------
Increase
 (decrease) in
 net assets from
 operations......   $(35,114)     13,662      (61,503)     (61,587)     (19,785)      (6,576)     (12,562)      (9,141)
                    ========      ======      =======      =======      =======       ======      =======       ======
                    Balanced      Growth
                   Portfolio    Portfolio
                  ------------ ------------
                  Period from  Period from
                   January 8,  February 9,
                    2001 to      2001 to
                  December 31, December 31,
                      2001         2001
                  ------------ ------------
Investment
 income:
 Income --
   Ordinary
  dividends......     4,780          --
 Expenses --
   Mortality and
  expense risk
  charges --
   Type I
  (note 4).......       --           --
 Expenses --
   Mortality and
  expense risk
  charges --
   Type II
  (note 4).......     1,801          471
                  ------------ ------------
Net investment
 income
 (expense).......     2,979         (471)
                  ------------ ------------
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....    (1,637)      (2,304)
 Unrealized
  appreciation
  (depreciation)
  on
  investments....    (8,116)     (14,119)
 Capital gain
  distributions..     2,481          169
                  ------------ ------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (7,272)     (16,254)
                  ------------ ------------
Increase
 (decrease) in
 net assets from
 operations......    (4,293)     (16,725)
                  ============ ============

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                 Goldman Sachs Variable Insurance Trust
                               -----------------------------------------------
                                    Growth and
                                   Income Fund           Mid Cap Value Fund
                               ----------------------  -----------------------
                                    Year ended               Year ended
                                   December 31,             December 31,
                               ----------------------  -----------------------
                                 2001     2000   1999   2001    2000     1999
                               --------  ------  ----  ------- -------  ------
Investment income:
Income -- Ordinary
 dividends...................  $    557     427   242   11,248   3,725   3,355
Expenses -- Mortality and
 expense risk charges -- Type
 I (note 4)..................        30      11     3    1,780   1,012     293
Expenses -- Mortality and
 expense risk charges -- Type
 II (note 4).................       783     535   112    4,658   1,161     448
                               --------  ------  ----  ------- -------  ------
Net investment income
 (expense)...................      (256)   (119)  127    4,810   1,552   2,614
                               --------  ------  ----  ------- -------  ------
Net realized and unrealized
 gain (loss) on investments:
Net realized gain (loss).....    (3,274)    480   585   36,070 (24,105)     87
Unrealized appreciation
 (depreciation) on
 investments.................    (7,580) (5,835) (222)   3,206  73,668  (2,647)
Capital gain distributions...       --      --    --    58,096  12,030     --
                               --------  ------  ----  ------- -------  ------
Net realized and unrealized
 gain (loss) on investments..   (10,854) (5,355)  363   97,372  61,593  (2,560)
                               --------  ------  ----  ------- -------  ------
Increase (decrease) in net
 assets from operations......  $(11,110) (5,474)  490  102,182  63,145      54
                               ========  ======  ====  ======= =======  ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                   Salomon Brothers Variable Series Funds Inc.
                         --------------------------------------------------------------------------
                         Strategic Bond Fund       Investors Fund         Total Return Fund
                         ----------------------  --------------------- ----------------------------
                              Year ended             Year ended
                             December 31,           December 31,       Year ended December 31,
                         ----------------------  --------------------- ----------------------------
                          2001    2000    1999    2001     2000   1999  2001       2000      1999
                         -------  -----  ------  -------  ------  ---- --------  ---------  -------
Investment income:
 Income -- Ordinary
  dividends............. $11,601  5,918   2,773    5,735   2,505   44     1,304        210      27
 Expenses -- Mortality
  and expense risk
  charges -- Type I
  (note 4)..............     112      5     --     1,853     155   14        77         23       4
 Expenses -- Mortality
  and expense risk
  charges -- Type II
  (note 4)..............   1,283    542     163    2,985     644    6       192          4     --
                         -------  -----  ------  -------  ------  ---  --------  ---------  ------
Net investment income
 (expense)..............  10,206  5,371   2,610      897   1,706   24     1,035        183      23
                         -------  -----  ------  -------  ------  ---  --------  ---------  ------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................   1,040    490       3   (6,871)   (538)  22       (93)      (785)     (1)
 Unrealized appreciation
  (depreciation) on
  investments...........    (656)  (671) (1,908) (46,707) (3,818) 232      (356)      (349)    (37)
 Capital gain
  distributions.........     --     --      --     7,551  10,551  --        --         --      --
                         -------  -----  ------  -------  ------  ---  --------  ---------  ------
Net realized and
 unrealized gain (loss)
 on investments.........     384   (181) (1,905) (46,027)  6,195  254      (449)    (1,134)    (38)
                         -------  -----  ------  -------  ------  ---  --------  ---------  ------
Increase (decrease) in
 net assets from
 operations............. $10,590  5,190     705  (45,130)  7,901  278       586       (951)    (15)
                         =======  =====  ======  =======  ======  ===  ========  =========  ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                    Dreyfus
                         -------------------------------------------------------------
                              The Dreyfus Socially      Dreyfus Investment Portfolios-
                         Responsible Growth Fund, Inc.    Emerging Markets Portfolio
                         ------------------------------ ------------------------------
                                                                 Period from
                                         Period from            April 6, 2001
                          Year ended  December 26, 2000               to
                         December 31,        to                  December 31,
                             2001     December 31, 2000              2001
                         ------------ ----------------- ------------------------------
Investment income:
  Income -- Ordinary
   dividends............   $    15           --                       37
  Expenses -- Mortality
   and expense risk
   charges -- Type I
   (note 4).............       --            --                      --
  Expenses -- Mortality
   and expense risk
   charges -- Type II
   (note 4).............        97           --                       18
                           -------           ---                     ---
Net investment income
 (expense)..............       (82)          --                       19
                           -------           ---                     ---
Net realized and
 unrealized gain (loss)
 on investments:
  Net realized gain
   (loss)...............      (728)           15                     (18)
  Unrealized
   appreciation
   (depreciation) on
   investments..........    (1,305)          (14)                    383
  Capital gain
   distributions........       --            --                      --
                           -------           ---                     ---
Net realized and
 unrealized gain (loss)
 on investments.........    (2,033)            1                     365
                           -------           ---                     ---
Increase (decrease) in
 net assets from
 operations.............   $(2,115)            1                     384
                           =======           ===                     ===

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                            MFS Variable Insurance Trust                      Rydex Variable Trust
                         ------------------------------------------------------------------ -------------------------
                                                   MFS Investors MFS Investors     MFS
                                                   Growth Stock      Trust       Utility
                         MFS New Discovery Series     Series        Series        Series            OTC Fund
                         ------------------------- ------------- ------------- ------------ -------------------------
                                      Period from   Period from   Period from  Period from               Period from
                                      December 26,  January 23,  February 14,   March 14,                December 26,
                          Year ended    2000 to       2001 to       2001 to      2001 to     Year ended    2000 to
                         December 31, December 31, December 31,  December 31,  December 31, December 31, December 31,
                             2001         2000         2001          2001          2001         2001         2000
                         ------------ ------------ ------------- ------------- ------------ ------------ ------------
Investment income:
 Income -- Ordinary
  dividends.............    $  --         --               3            35         2,118          --         --
 Expenses -- Mortality
  and expense risk
  charges --
   Type I (note 4)......       --         --             --            --            --           --         --
 Expenses -- Mortality
  and expense risk
  charges --
   Type II (note 4).....       148        --             136           219           652           77        --
                            ------        ---          -----        ------       -------       ------        ---
Net investment income
 (expense)..............      (148)       --            (133)         (184)        1,466          (77)       --
                            ------        ---          -----        ------       -------       ------        ---
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
  (loss)................      (261)        15           (319)         (331)       (4,518)        (710)        10
 Unrealized appreciation
  (depreciation) on
  investments...........     5,912        (13)         3,183        (1,568)      (30,109)        (657)       (10)
 Capital gain
  distributions.........        23        --              34           190         5,580          --         --
                            ------        ---          -----        ------       -------       ------        ---
Net realized and
 unrealized gain (loss)
 on investments.........     5,674          2          2,898        (1,709)      (29,047)      (1,367)       --
                            ------        ---          -----        ------       -------       ------        ---
Increase (decrease) in
 net assets from
 operations.............    $5,526          2          2,765        (1,893)      (27,581)      (1,444)       --
                            ======        ===          =====        ======       =======       ======        ===

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                Alliance Variable Products Series Fund, Inc.
                             ---------------------------------------------------
                                                        Growth and
                                                          Income       Quasar
                             Premier Growth Portfolio   Portfolio    Portfolio
                             ------------------------- ------------ ------------
                                          Period from  Period from  Period from
                                          December 26, February 6,  February 8,
                              Year ended    2000 to      2001 to      2001 to
                             December 31, December 31, December 31, December 31,
                                 2001         2000         2001         2001
                             ------------ ------------ ------------ ------------
Investment income:
  Income -- Ordinary
   dividends...............    $   --         --             865         --
  Expenses -- Mortality and
   expense risk charges --
    Type I (note 4)........        --         --             --          --
  Expenses -- Mortality and
   expense risk charges --
    Type II (note 4).......        478        --           1,268          87
                               -------        ---         ------        ----
Net investment income
 (expense).................       (478)       --            (403)        (87)
                               -------        ---         ------        ----
Net realized and unrealized
 gain (loss) on
 investments:
  Net realized gain
   (loss)..................     (1,431)        15         (1,604)       (723)
  Unrealized appreciation
   (depreciation) on
   investments.............     (8,996)       (15)        (7,562)       (488)
  Capital gain
   distributions...........      4,460        --           6,702         391
                               -------        ---         ------        ----
Net realized and unrealized
 gain (loss) on
 investments...............     (5,967)       --          (2,464)       (820)
                               -------        ---         ------        ----
Increase (decrease) in net
 assets from operations....    $(6,445)       --          (2,867)       (907)
                               =======        ===         ======        ====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                          AIM Variable Insurance Funds, Inc.                      PIMCO Variable Insurance Trust
                  --------------------------------------------------- ------------------------------------------------------
                                                           AIM V.I.                   Long-Term     High Yield  Total Return
                      AIM V.I. Capital        AIM V.I.      Value     Foreign Bond U.S. Government     Bond         Bond
                      Appreciation Fund     Growth Fund      Fund      Portfolio   Bond Portfolio   Portfolio    Portfolio
                  ------------------------- ------------ ------------ ------------ --------------- ------------ ------------
                               Period from  Period from  Period from                 Period from   Period from  Period from
                               December 26, February 9,  February 19,                February 9,   February 8,  February 6,
                   Year ended    2000 to      2001 to      2001 to     Year ended      2001 to       2001 to      2001 to
                  December 31, December 31, December 31, December 31, December 31,  December 31,   December 31, December 31,
                      2001         2000         2001         2001         2001          2001           2001         2001
                  ------------ ------------ ------------ ------------ ------------ --------------- ------------ ------------
Investment
 income:
 Income --
   Ordinary
  dividends......   $   --         --             186          185        119           1,668          1,655        1,664
 Expenses --
   Mortality and
  expense risk
  charges -- Type
  I (note 4).....       --         --             --           --         --              --             --           --
 Expenses --
  Mortality and
  expense risk
  charges -- Type
  II (note 4)....       308        --             321          488         25             255            150          275
                    -------        ---         ------       ------        ---          ------         ------       ------
Net investment
 income
 (expense).......      (308)       --            (135)        (303)        94           1,413          1,505        1,389
                    -------        ---         ------       ------        ---          ------         ------       ------
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....    (1,557)        15         (1,284)      (1,319)        16              34           (200)          76
 Unrealized
  appreciation
  (depreciation)
  on
  investments....    (8,874)       (14)        (6,274)      (5,561)        35          (4,415)          (875)      (1,726)
 Capital gain
  distributions..     7,510        --             --         2,806        --            3,287            --         2,082
                    -------        ---         ------       ------        ---          ------         ------       ------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (2,921)         1         (7,558)      (4,074)        51          (1,094)        (1,075)         432
                    -------        ---         ------       ------        ---          ------         ------       ------
Increase
 (decrease) in
 net assets from
 operations......   $(3,229)         1         (7,693)      (4,377)       145             319            430        1,821
                    =======        ===         ======       ======        ===          ======         ======       ======

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      Statements of Changes in Net Assets

                                                       GE Investments Funds, Inc.
                   ----------------------------------------------------------------------------------------------------------
                          S&P 500 Index Fund                    Money Market Fund                  Total Return Fund
                   -----------------------------------  -----------------------------------  --------------------------------
                        Year ended December 31,              Year ended December 31,            Year ended December 31,
                   -----------------------------------  -----------------------------------  --------------------------------
                       2001         2000       1999        2001        2000         1999        2001       2000       1999
                   ------------  ----------  ---------  ----------  -----------  ----------  ----------  ---------  ---------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
  income
  (expense)......  $     41,037      20,083     11,612     261,435      364,565     223,302      17,205     85,613     57,566
 Net realized
  gain (loss)....      (241,043)    369,151    367,307         --           --            3     (69,715)    33,478     10,066
 Unrealized
  appreciation
  (depreciation)
  on
  investments....    (1,390,103) (1,654,687)   797,281         --           --           (3)   (168,952)  (117,815)   319,427
 Capital gain
  distributions..       142,797     197,387     82,915         --           --          --       22,821    175,795    102,400
                   ------------  ----------  ---------  ----------  -----------  ----------  ----------  ---------  ---------
  Increase
   (decrease) in
   net assets
   from
   operations....    (1,447,312) (1,068,066) 1,259,115     261,435      364,565     223,302    (198,641)   177,071    489,459
                   ------------  ----------  ---------  ----------  -----------  ----------  ----------  ---------  ---------
From capital
 transactions:
 Net premiums....     3,715,507   3,412,694  2,348,331  10,363,439   13,180,675   7,117,726     473,317    333,781    251,092
 Loan interest...        (5,026)     (5,227)      (199)     (1,929)      (6,351)        132      (1,352)       (65)      (279)
 Transfers (to)
  from the
  general account
  of GE Life and
  Annuity:
 Death benefits..        (3,222)    (12,065)   (10,568)    (18,829)        (649)        --      (14,229)       --     (16,660)
 Surrenders......      (343,512)   (367,160)  (226,385)   (525,461)    (291,605)   (143,091) (2,358,024)   (45,274)   (23,097)
 Loans...........      (118,177)    (33,079)  (147,819)   (416,073)    (441,223)   (382,888)    (66,062)   (29,824)   (24,984)
 Cost of
  insurance and
  administrative
  expense (note
  4).............    (1,287,498)   (961,590)  (761,285)   (973,595)    (700,630)   (488,436)   (445,803)  (403,065)  (406,244)
 Transfer gain
  (loss) and
  transfer fees..        (8,482)      1,907     (1,620)     28,566        4,166      (7,217)        468     (1,634)      (706)
 Transfers (to)
  from the
  Guarantee
  Account........           --           96        --          --           --          --          --         --         --
 Interfund
  transfers......       765,706     808,447    702,040  (6,345,494) (10,036,753) (5,024,217)     29,095     67,090    (27,330)
                   ------------  ----------  ---------  ----------  -----------  ----------  ----------  ---------  ---------
  Increase
   (decrease) in
   net assets
   from capital
   transactions..     2,715,296   2,844,023  1,902,495   2,110,624    1,707,630   1,072,009  (2,382,590)   (78,991)  (248,208)
                   ------------  ----------  ---------  ----------  -----------  ----------  ----------  ---------  ---------
Increase
 (decrease) in
 net assets......     1,267,984   1,775,957  3,161,610   2,372,059    2,072,195   1,295,311  (2,581,231)    98,080    241,251
Net assets at
 beginning of
 year............    10,245,247   8,469,290  5,307,680   7,439,097    5,366,902   4,071,591   4,417,034  4,318,954  4,077,703
                   ------------  ----------  ---------  ----------  -----------  ----------  ----------  ---------  ---------
Net assets at end
 of period.......  $ 11,513,231  10,245,247  8,469,290   9,811,156    7,439,097   5,366,902   1,835,803  4,417,034  4,318,954
                   ============  ==========  =========  ==========  ===========  ==========  ==========  =========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                           GE Investments Funds, Inc. (continued)
                          --------------------------------------------------------------------------------
                                                       Real Estate Securities
                          International Equity Fund             Fund                Global Income Fund
                          ---------------------------  -------------------------  ------------------------
                                                                                   Year ended December
                           Year ended December 31,     Year ended December 31,             31,
                          ---------------------------  -------------------------  ------------------------
                            2001      2000     1999     2001     2000     1999     2001     2000     1999
                          --------  --------  -------  -------  -------  -------  -------  -------  ------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $  1,329      (332)    (654)  27,361   21,293   20,269     (953)    (475)    858
 Net realized gain
  (loss)................   (23,637)    6,362    5,881   21,020   (2,380) (14,908)    (439)  (1,161)   (128)
 Unrealized appreciation
  (depreciation) on
  investments...........   (69,841) (103,450)  34,706   25,627  129,283  (10,218)  (2,041)     548  (4,715)
 Capital gain
  distributions.........     1,787    53,038   16,048    9,374    2,638    1,216      --       --       95
                          --------  --------  -------  -------  -------  -------  -------  -------  ------
  Increase (decrease) in
   net assets from
   operations...........   (90,362)  (44,382)  55,981   83,382  150,834   (3,641)  (3,433)  (1,088) (3,890)
                          --------  --------  -------  -------  -------  -------  -------  -------  ------
From capital
 transactions:
 Net premiums...........   163,122   137,598  152,398  180,106  134,428  121,762   49,071   28,092  23,325
 Loan interest..........        94        (1)      14      (39)      28       47      --       --      --
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........       --        --    (7,573)  (5,470)     --   (11,787)     --       --      --
 Surrenders.............     1,521   (23,625)     (86) (27,417)  (7,402)  (1,244)    (231)     --   (1,142)
 Loans..................    (2,509)   (2,706) (24,626)  (1,285)  (6,672) (51,101)    (168)     --      --
 Cost of insurance and
  administrative expense
  (note 4)..............   (35,400)  (28,911)     (40) (94,415) (54,400)     (90) (13,499)  (8,183) (5,884)
 Transfer gain (loss)
  and transfer fees.....      (407)    2,417      --      (120)      71      --        12       (5)     66
 Transfers (to) from the
  Guarantee Account.....       --        --       --       --       --       --       --       --      --
 Interfund transfers....    25,090    60,560  (27,880) 129,420   68,374   22,778    3,620   (1,609) 37,663
                          --------  --------  -------  -------  -------  -------  -------  -------  ------
  Increase (decrease) in
   net assets from
   capital
   transactions.........   151,511   145,332   92,207  180,780  134,427   80,365   38,805   18,295  54,028
                          --------  --------  -------  -------  -------  -------  -------  -------  ------
Increase (decrease) in
 net assets.............    61,149   100,950  148,188  264,162  285,261   76,724   35,372   17,207  50,138
Net assets at beginning
 of year................   364,887   263,937  115,749  706,031  420,770  344,046  103,476   86,269  36,131
                          --------  --------  -------  -------  -------  -------  -------  -------  ------
Net assets at end of
 period.................  $426,036   364,887  263,937  970,193  706,031  420,770  138,848  103,476  86,269
                          ========  ========  =======  =======  =======  =======  =======  =======  ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                              GE Investments Funds, Inc. (continued)
                          --------------------------------------------------------------------------------------
                          Mid-Cap Value Equity Fund           Income Fund               U.S. Equity Fund
                          ----------------------------  -------------------------  -----------------------------
                           Year ended December 31,      Year ended December 31,      Year ended December 31,
                          ----------------------------  -------------------------  -----------------------------
                             2001      2000     1999     2001     2000     1999      2001       2000      1999
                          ----------  -------  -------  -------  -------  -------  ---------  ---------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $    1,957    2,661    1,738   31,953   29,038   18,370        349      2,850      223
 Net realized gain
  (loss)................      11,651   12,924   14,236    8,257   (1,516)     (78)   (38,750)    11,564    2,835
 Unrealized appreciation
  (depreciation) on
  investments...........     (51,905)  26,637   22,084    4,061   18,549  (28,051)   (64,708)   (73,997)   6,670
 Capital gain
  distributions.........      49,463   26,834      --       --       --       662      4,651     47,509   10,093
                          ----------  -------  -------  -------  -------  -------  ---------  ---------  -------
  Increase (decrease) in
   net assets from
   operations...........      11,166   69,056   38,058   44,271   46,071   (9,097)   (98,458)   (12,074)  19,821
                          ----------  -------  -------  -------  -------  -------  ---------  ---------  -------
From capital
 transactions:
 Net premiums...........     440,256  261,618  219,094  218,541   91,288   68,061    339,189  1,015,166  137,612
 Loan interest..........         720     (171)     (57)     241       60       11     (3,354)        (4)     --
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........      (9,928) (11,287) (10,051)     --    (2,340)     --        (413)       --       --
 Surrenders.............      (6,251)    (995)  (4,932) (19,467) (11,208)  (3,866)    (7,880)       (48)    (462)
 Loans..................      (4,587)  (2,425) (20,880) (65,525)  (8,163)  (2,087)    (8,626)  (245,449)     --
 Cost of insurance and
  administrative expense
  (note 4)..............    (122,026) (61,515) (40,864) (62,355) (37,715) (34,405)  (110,537)   (57,642) (26,579)
 Transfer gain (loss)
  and transfer fees.....      (5,375)  (7,220)  (8,769)     540     (391)    (166)    (3,744)   (39,714)  (9,921)
 Transfers (to) from the
  Guarantee Account.....         --       --       --       --       --       --         --         --       --
 Interfund transfers....     314,907  (12,847) 167,398  109,924   60,679  (45,407)   142,407    111,757   38,985
                          ----------  -------  -------  -------  -------  -------  ---------  ---------  -------
  Increase (decrease) in
   net assets from
   capital
   transactions.........     607,716  165,158  300,939  181,899   92,210  (17,859)   347,042    784,066  139,635
                          ----------  -------  -------  -------  -------  -------  ---------  ---------  -------
Increase (decrease) in
 net assets.............     618,882  234,214  338,997  226,170  138,281  (26,956)   248,584    813,349  168,918
Net assets at beginning
 of year................     785,557  551,343  212,346  544,869  406,588  433,544  1,033,212    219,863   50,945
                          ----------  -------  -------  -------  -------  -------  ---------  ---------  -------
Net assets at end of
 period.................  $1,404,439  785,557  551,343  771,039  544,869  406,588  1,281,796  1,033,212  219,863
                          ==========  =======  =======  =======  =======  =======  =========  =========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                       GE Investments Funds, Inc. (continued)
                         ---------------------------------------------------------------------
                                                               Value Equity   Small-Cap Value
                            Premier Growth Equity Fund             Fund         Equity Fund
                         ----------------------------------- ---------------- ----------------
                            Year ended         Period from     Period from      Period from
                           December 31,      June 9, 1999 to February 8, 2001 February 6, 2001
                         ------------------   December 31,   to December 31,  to December 31,
                           2001      2000         1999             2001             2001
                         ---------  -------  --------------- ---------------- ----------------
Increase (decrease) in
 net assets
From operations:
  Net investment income
   (expense)............ $  (4,635)  (1,657)         (95)            244               37
  Net realized gain
   (loss)...............   (31,948)   4,260          344            (235)             138
  Unrealized
   appreciation
   (depreciation) on
   investments..........   (63,850) (64,695)      13,285             381            5,001
  Capital gain
   distributions........    27,619   34,574        4,011             --             2,827
                         ---------  -------      -------          ------          -------
      Increase
       (decrease) in net
       assets from
       operations.......   (72,814) (27,518)      17,545             390            8,003
                         ---------  -------      -------          ------          -------
From capital
 transactions:
  Net premiums..........   452,145  310,829       35,871          63,094           88,486
  Loan interest.........      (442)     (22)         --              --               --
  Transfers (to) from
   the general account
   of GE Life and
   Annuity:
    Death benefits......       --       --           --              --               --
    Surrenders..........    (6,043) (22,123)         --              --               --
    Loans...............   (22,764)  (7,398)         --              --            (1,095)
    Cost of insurance
     and administrative
     expense (note 4)...  (143,575) (57,487)      (5,472)         (6,363)          (8,524)
    Transfer gain (loss)
     and transfer fees..    (2,700)     227        1,248            (199)          (1,564)
    Transfers (to) from
     the Guarantee
     Account............       --       --           --              --               --
  Interfund transfers...   124,023  283,767       88,483          18,310           19,639
                         ---------  -------      -------          ------          -------
      Increase
       (decrease) in net
       assets from
       capital
       transactions.....   400,644  507,793      120,130          74,842           96,942
                         ---------  -------      -------          ------          -------
Increase (decrease) in
 net assets.............   327,830  480,275      137,675          75,232          104,945
Net assets at beginning
 of year................   617,950  137,675          --              --               --
                         ---------  -------      -------          ------          -------
Net assets at end of
 period................. $ 945,780  617,950      137,675          75,232          104,945
                         =========  =======      =======          ======          =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                     Oppenheimer Variable Account Funds
                          --------------------------------------------------------------
                                 Bond Fund/VA            Capital Appreciation Fund/VA
                          ----------------------------  --------------------------------
                           Year ended December 31,         Year ended December 31,
                          ----------------------------  --------------------------------
                             2001      2000     1999       2001       2000       1999
                          ----------  -------  -------  ----------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $   53,360   45,734   18,170      (5,081)   (32,555)   (15,766)
 Net realized gain
  (loss)................         283  (17,389)  (1,863)    (57,828)   341,073    205,534
 Unrealized appreciation
  (depreciation) on
  investments...........       1,054    6,329  (29,542) (1,272,757)  (741,677) 1,083,816
 Capital gain
  distributions.........         --       --     2,165     521,076    340,197    130,214
                          ----------  -------  -------  ----------  ---------  ---------
  Increase (decrease) in
   net assets from
   operations...........      54,697   34,674  (11,070)   (814,590)   (92,962) 1,403,798
                          ----------  -------  -------  ----------  ---------  ---------
From capital
 transactions:
 Net premiums...........     189,923  154,114  148,327   1,071,529  1,083,344    823,296
 Loan interest..........        (546)    (422)      18      (4,811)    (2,064)      (802)
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........         --      (711)     --      (12,006)       --      (3,528)
 Surrenders.............     (22,364) (29,789) (13,864)    (94,578)  (210,937)  (104,939)
 Loans..................      (2,681)  (6,652)    (838)    (75,457)   (41,303)   (44,498)
 Cost of insurance and
  administrative expense
  (note 4)..............    (103,621) (64,402) (63,471)   (471,327)  (358,047)  (302,052)
 Transfer gain (loss)
  and transfer fees.....         688     (231)     211      (2,636)     6,844       (383)
 Transfers (to) from the
  Guarantee Account.....         --       --       --          --         135        --
 Interfund transfers....     254,818    6,376  108,262     381,762    247,162    (28,758)
                          ----------  -------  -------  ----------  ---------  ---------
  Increase (decrease) in
   net assets from
   capital
   transactions.........     316,217   58,283  178,645     792,476    725,134    338,336
                          ----------  -------  -------  ----------  ---------  ---------
Increase (decrease) in
 net assets.............     370,914   92,957  167,575     (22,114)   632,172  1,742,134
Net assets at beginning
 of year................     730,981  638,024  470,449   5,603,179  4,971,007  3,228,873
                          ----------  -------  -------  ----------  ---------  ---------
Net assets at end of
 period.................  $1,101,895  730,981  638,024   5,581,065  5,603,179  4,971,007
                          ==========  =======  =======  ==========  =========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                  Oppenheimer Variable Account Funds (continued)
                          -------------------------------------------------------------------
                             Aggressive Growth Fund/VA             High Income Fund/VA
                          ----------------------------------  -------------------------------
                              Year ended December 31,            Year ended December 31,
                          ----------------------------------  -------------------------------
                             2001         2000       1999       2001       2000       1999
                          -----------  ----------  ---------  ---------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $    13,079     (56,204)   (32,351)   278,714    202,953    114,888
 Net realized gain
  (loss)................     (867,864)  1,589,430    393,176    (64,193)   (51,805)    (9,827)
 Unrealized appreciation
  (depreciation) on
  investments...........   (2,024,100) (2,708,169) 2,690,916   (185,472)  (245,369)   (37,389)
 Capital gain
  distributions.........      759,549     272,808        --         --         --         --
                          -----------  ----------  ---------  ---------  ---------  ---------
  Increase (decrease) in
   net assets from
   operations...........   (2,119,336)   (902,135) 3,051,741     29,049    (94,221)    67,672
                          -----------  ----------  ---------  ---------  ---------  ---------
From capital
 transactions:
 Net premiums...........    1,125,573   1,297,342    706,892    393,755    374,363    445,041
 Loan interest..........       (7,533)     (8,257)      (459)    (1,623)      (717)       890
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........         (500)     (5,763)    (2,341)       --         --        (215)
 Surrenders.............     (213,564)   (840,901)  (160,601)   (48,712)   (72,713)   (82,275)
 Loans..................     (170,906)   (104,373)  (187,114)   (35,396)    (6,121)   (44,238)
 Cost of insurance and
  administrative expense
  (note 4)..............     (458,349)   (457,737)  (345,495)  (208,105)  (153,413)  (170,939)
 Transfer gain (loss)
  and transfer fees.....           11     (48,749)    (9,130)     1,304         (7)    (1,499)
 Transfers (to) from the
  Guarantee Account.....          --          --         --         --          79         (4)
 Interfund transfers....      (97,295)  1,141,624   (235,950)    61,293    621,109     43,275
                          -----------  ----------  ---------  ---------  ---------  ---------
  Increase (decrease) in
   net assets from
   capital
   transactions.........      177,437     973,186   (234,198)   162,516    762,580    190,036
                          -----------  ----------  ---------  ---------  ---------  ---------
Increase (decrease) in
 net assets.............   (1,941,899)     71,051  2,817,543    191,565    668,359    257,708
Net assets at beginning
 of year................    6,715,541   6,644,490  3,826,947  2,780,675  2,112,316  1,854,608
                          -----------  ----------  ---------  ---------  ---------  ---------
Net assets at end of
 period.................  $ 4,773,642   6,715,541  6,644,490  2,972,240  2,780,675  2,112,316
                          ===========  ==========  =========  =========  =========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                         Oppenheimer Variable Account    Oppenheimer Variable Account Funds --
                              Funds (continued)                     Class 2 Shares
                         ----------------------------    -------------------------------------
                                                                               Main Street
                                                         Global Securities   Growth & Income
                         Multiple Strategies Fund/VA          Fund/VA            Fund/VA
                         ------------------------------  ------------------ ------------------
                           Year ended December 31,          Period from        Period from
                         ------------------------------  January 8, 2001 to January 8, 2001 to
                            2001       2000      1999    December 31, 2001  December 31, 2001
                         ----------  ---------  -------  ------------------ ------------------
Increase (decrease) in
 net assets
From operations:
  Net investment income
   (expense)............ $   41,783     38,760   23,700          (450)              (559)
  Net realized gain
   (loss)...............    (16,984)     8,523   12,030        (2,033)              (843)
  Unrealized
   appreciation
   (depreciation) on
   investments..........    (74,627)   (56,039)  16,700        (2,527)            (2,536)
  Capital gain
   distributions........     69,177     67,524   43,483         2,295                --
                         ----------  ---------  -------       -------            -------
      Increase
       (decrease) in net
       assets from
       operations.......     19,349     58,768   95,913        (2,715)            (3,938)
                         ----------  ---------  -------       -------            -------
From capital
 transactions:
  Net premiums..........    259,724    337,229  193,685       145,286            144,665
  Loan interest.........       (362)      (204)      (5)          --                 --
  Transfers (to) from
   the general account
   of GE Life and
   Annuity:                                                       --                 --
    Death benefits......        --         --      (253)          --                 --
    Surrenders..........   (189,587)   (53,311) (26,225)       (1,649)               --
    Loans...............     (3,177)    (8,792)  (8,254)       (1,703)               --
    Cost of insurance
     and administrative
     expense (note 4)...   (116,135)   (70,787) (68,019)      (15,634)           (19,487)
    Transfer gain (loss)
     and transfer fees..     (2,575)    (1,814)    (182)          327               (139)
    Transfers (to) from
     the Guarantee
     Account............        --         --       --            --                 --
  Interfund transfers...    115,190     70,636  (53,287)       58,488             53,086
                         ----------  ---------  -------       -------            -------
      Increase
       (decrease) in net
       assets from
       capital
       transactions.....     63,078    272,957   37,460       185,115            178,125
                         ----------  ---------  -------       -------            -------
Increase (decrease) in
 net assets.............     82,427    331,725  133,373       182,400            174,187
Net assets at beginning
 of year................  1,311,155    979,430  846,057           --                 --
                         ----------  ---------  -------       -------            -------
Net assets at end of
 period................. $1,393,582  1,311,155  979,430       182,400            174,187
                         ==========  =========  =======       =======            =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                      Variable Insurance Products Fund
                        -----------------------------------------------------------------------------------------------------
                           Equity-Income Portfolio                Growth Portfolio                 Overseas Portfolio
                        --------------------------------  ----------------------------------  -------------------------------
                           Year ended December 31,            Year ended December 31,            Year ended December 31,
                        --------------------------------  ----------------------------------  -------------------------------
                           2001       2000       1999        2001        2000        1999       2001       2000       1999
                        ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense)...........  $   74,342     65,482     51,476     (55,883)    (64,333)    (42,481)    91,586     20,736     15,836
 Net realized gain
  (loss)..............     (18,170)    73,790    273,786    (617,911)    398,024     453,879   (138,056)    57,421    112,501
 Unrealized
  appreciation
  (depreciation) on
  investments.........    (877,761)   (25,951)  (193,819) (1,874,368) (2,754,089)  1,452,235   (619,667)  (896,242)   685,935
 Capital gain
  distributions.......     363,289    432,830    224,259     662,803   1,130,176     864,641    167,022    249,470     53,190
                        ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------  ---------
  Increase (decrease)
   in net assets from
   operations.........    (458,300)   546,151    355,702  (1,885,359) (1,290,222)  2,728,274   (499,115)  (568,615)   867,462
                        ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------  ---------
From capital
 transactions:
 Net premiums.........   1,118,104  1,462,253  1,437,479   1,529,238   2,000,171   1,388,701    331,330    299,243    364,398
 Loan interest........     (11,426)    (2,861)       956      (8,246)     (6,381)     (4,205)    (2,307)      (862)      (189)
 Transfers (to) from
  the general account
  of GE Life and
  Annuity:
 Death benefits.......      (1,602)   (44,417)   (26,021)       (479)     (5,738)    (14,970)    (1,189)       --      (3,758)
 Surrenders...........    (194,252)  (333,879)  (195,718)   (331,207)   (508,978)   (438,334)   (71,236)  (175,642)   (92,920)
 Loans................     (97,491)   (33,487)  (150,364)    (72,721)   (128,213)   (133,503)   (26,364)   (35,474)   (37,514)
 Cost of insurance and
  administrative
  expense (note 4)....    (606,262)  (491,665)  (579,765)   (764,274)   (685,241)   (614,236)  (145,824)  (155,987)  (164,565)
 Transfer gain (loss)
  and transfer fees...      (3,345)    (6,693)    (4,942)     14,290        (442)    (14,687)    (1,352)     3,634     (2,197)
 Transfers (to) from
  the Guarantee
  Account.............         --          85        --          --          208         --         --         344        --
 Interfund transfers..     265,741   (254,327)  (644,610)    (63,123)    206,956    (344,635)   (41,347)   (38,525)   (89,327)
                        ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------  ---------
  Increase (decrease)
   in net assets from
   capital
   transactions.......     469,467    295,009   (162,985)    303,478     872,342    (175,869)    41,711   (103,269)   (26,072)
                        ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------  ---------
Increase (decrease) in
 net assets...........      11,167    841,160    192,717  (1,581,881)   (417,880)  2,552,405   (457,404)  (671,884)   841,390
Net assets at
 beginning of year....   7,746,965  6,905,805  6,713,088   9,960,778  10,378,658   7,826,253  2,213,423  2,885,307  2,043,917
                        ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------  ---------
Net assets at end of
 period...............  $7,758,132  7,746,965  6,905,805   8,378,897   9,960,778  10,378,658  1,756,019  2,213,423  2,885,307
                        ==========  =========  =========  ==========  ==========  ==========  =========  =========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                           Variable Insurance Products
                                     Fund --
                                 Service Class 2                      Variable Insurance Products Fund II
                        --------------------------------- -----------------------------------------------------------------
                         Equity-Income
                           Portfolio     Growth Portfolio    Asset Manager Portfolio            Contrafund Portfolio
                        ---------------- ---------------- -------------------------------  --------------------------------
                          Period from      Period from
                        January 24, 2001 January 24, 2001    Year ended December 31,          Year ended December 31,
                        to December 31,  to December 31,  -------------------------------  --------------------------------
                              2001             2001         2001       2000       1999       2001        2000       1999
                        ---------------- ---------------- ---------  ---------  ---------  ---------  ----------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense)...........      $   (650)         (1,483)       150,241    123,489    119,444      5,207     (23,339)   (11,736)
 Net realized gain
  (loss)..............        (1,555)         (4,153)       (92,739)    23,604     64,747   (250,115)    120,743    354,876
 Unrealized
  appreciation
  (depreciation) on
  investments.........        (1,137)        (15,912)      (351,254)  (739,967)    89,931   (758,337) (1,216,788)   425,779
 Capital gain
  distributions.......            86              30         67,666    370,224    195,289    167,353     632,524    135,201
                            --------         -------      ---------  ---------  ---------  ---------  ----------  ---------
  Increase (decrease)
   in net assets from
   operations.........        (3,256)        (21,518)      (226,086)  (222,650)   469,411   (835,892)   (486,860)   904,120
                            --------         -------      ---------  ---------  ---------  ---------  ----------  ---------
From capital
 transactions:
 Net premiums.........       182,605         304,507        419,495    490,848    477,913  1,165,439   2,063,887  1,028,819
 Loan interest........           --              --          (2,904)       255       (525)    (6,427)     (1,762)    (1,317)
 Transfers (to) from
  the general account
  of GE Life and
  Annuity:
 Death benefits.......           --              --          (1,952)   (10,608)    (2,250)   (15,585)        --         --
 Surrenders...........        (1,595)           (726)      (297,502)  (360,416)  (104,369)  (180,932)   (278,017)  (127,334)
 Loans................           (83)         (2,211)        (8,657)  (109,631)   (33,108)   (43,956)    (89,473)   (45,515)
 Cost of insurance and
  administrative
  expense (note 4)....       (17,063)        (34,692)      (275,158)  (262,101)  (282,330)  (561,176)   (455,295)  (391,276)
 Transfer gain (loss)
  and transfer fees...        (2,452)            420          4,408      1,942     (1,929)    (6,607)    (11,573)   (12,817)
 Transfers (to) from
  the Guarantee
  Account.............           --              --             --         --         --         --          129        --
 Interfund transfers..        93,570         187,635        (35,466)     7,464   (188,976)   193,659     489,400        179
                            --------         -------      ---------  ---------  ---------  ---------  ----------  ---------
  Increase (decrease)
   in net assets from
   capital
   transactions.......       254,982         454,933       (197,736)  (242,247)  (135,574)   544,415   1,717,296    450,739
                            --------         -------      ---------  ---------  ---------  ---------  ----------  ---------
Increase (decrease) in
 net assets...........       251,726         433,415       (423,822)  (464,897)   333,837   (291,477)  1,230,436  1,354,859
Net assets at
 beginning of year....           --              --       4,505,303  4,970,200  4,636,363  6,217,155   4,986,719  3,631,860
                            --------         -------      ---------  ---------  ---------  ---------  ----------  ---------
Net assets at end of
 period...............      $251,726         433,415      4,081,481  4,505,303  4,970,200  5,925,678   6,217,155  4,986,719
                            ========         =======      =========  =========  =========  =========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                           Variable Insurance Products
                            Fund II -- Service Class 2                Variable Products Fund III
                          ------------------------------ ----------------------------------------------------------
                                                                                           Growth Opportunities
                               Contrafund Portfolio       Growth & Income Portfolio             Portfolio
                          ------------------------------ ------------------------------  --------------------------
                           Year ended     Period from
                          December 31, December 26, 2000   Year ended December 31,       Year ended December 31,
                          ------------  to December 31,  ------------------------------  --------------------------
                              2001           2000          2001       2000       1999     2001      2000     1999
                          ------------ ----------------- ---------  ---------  --------  -------  --------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............    $   (507)         --             6,770      1,703    (1,877)  (1,456)    2,240      317
 Net realized gain
  (loss)................        (796)          15          (48,530)     5,240    28,022  (47,931)  (20,425)  10,345
 Unrealized appreciation
  (depreciation) on
  investments...........       2,083          (14)        (134,587)  (104,078)   21,930  (19,350) (101,453)  (1,242)
 Capital gain
  distributions.........           3          --            51,628     60,673     5,692      --     28,489    5,663
                            --------          ---        ---------  ---------  --------  -------  --------  -------
  Increase (decrease) in
   net assets from
   operations...........         783            1         (124,719)   (36,462)   53,767  (68,737)  (91,149)  15,083
                            --------          ---        ---------  ---------  --------  -------  --------  -------
From capital
 transactions:
 Net premiums...........     177,998           47          456,163    602,839   444,542  181,609   169,666  160,164
 Loan interest..........         --           --              (180)       (26)       11     (211)       (7)    (114)
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........         --           --           (14,248)   (10,246)      --    (3,491)      --       --
 Surrenders.............         (97)         --           (57,727)      (991)  (12,518) (17,866)  (11,073)  (1,860)
 Loans..................         --           --           (24,862)    (3,457)   (1,076)   5,378    (2,686)    (479)
 Cost of insurance and
  administrative expense
  (note 4)..............     (22,266)         (15)        (201,914)  (147,027) (107,292) (64,050)  (57,881) (54,942)
 Transfer gain (loss)
  and transfer fees.....         174            1            1,017     (9,573)   (9,848)     329    (7,620)      14
 Transfers (to) from the
  Guarantee Account.....         --           --               --         --        --       --        --       --
 Interfund transfers....      35,345          --            34,649     49,174    59,059   (8,050)  (57,345)  45,257
                            --------          ---        ---------  ---------  --------  -------  --------  -------
  Increase (decrease) in
   net assets from
   capital
   transactions.........     191,154           33          192,898    480,693   372,878   93,648    33,054  148,040
                            --------          ---        ---------  ---------  --------  -------  --------  -------
Increase (decrease) in
 net assets.............     191,937           34           68,179    444,231   426,645   24,911   (58,095) 163,123
Net assets at beginning
 of year................          34          --         1,280,280    836,049   409,404  391,354   449,449  286,326
                            --------          ---        ---------  ---------  --------  -------  --------  -------
Net assets at end of
 period.................    $191,971           34        1,348,459  1,280,280   836,049  416,265   391,354  449,449
                            ========          ===        =========  =========  ========  =======  ========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                    Variable Insurance Products Fund III --
                                                 Service Class 2
                                 ----------------------------------------------
                                                                Growth & Income
                                       Mid Cap Portfolio           Portfolio
                                 ------------------------------ ---------------
                                                                  Period from
                                                 Period from      January 18,
                                  Year ended  December 26, 2000     2001 to
                                 December 31,  to December 31,   December 31,
                                     2001           2000             2001
                                 ------------ ----------------- ---------------
Increase (decrease) in net
 assets
From operations:
  Net investment income
   (expense)....................   $  (277)          --                (388)
  Net realized gain (loss)......      (197)           15               (459)
  Unrealized appreciation
   (depreciation) on
   investments..................     5,221           (13)              (800)
  Capital gain distributions....       --            --                   3
                                   -------           ---            -------
      Increase (decrease) in net
       assets from operations...     4,747             2             (1,644)
                                   -------           ---            -------
From capital transactions:
  Net premiums..................    93,186            47            104,157
  Loan interest.................       --            --                 --
  Transfers (to) from the
   general account of GE Life
   and Annuity:
    Death benefits..............       --            --                 --
    Surrenders..................       --            --                 --
    Loans.......................       --            --                 --
    Cost of insurance and
     administrative expense
     (note 4)...................   (10,455)          (15)           (11,954)
    Transfer gain (loss) and
     transfer fees..............    (1,637)          --                (763)
    Transfers (to) from the
     Guarantee Account..........       --            --                 --
  Interfund transfers...........    32,364           --              27,502
                                   -------           ---            -------
      Increase (decrease) in net
       assets from capital
       transactions.............   113,458            32            118,942
                                   -------           ---            -------
Increase (decrease) in net
 assets.........................   118,205            34            117,298
Net assets at beginning of
 year...........................        34           --                 --
                                   -------           ---            -------
Net assets at end of period.....   118,239            34            117,298
                                   =======           ===            =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                     Federated Insurance Series
                          -----------------------------------------------------
                                                       High Income Bond Fund
                          American Leaders Fund II              II
                          --------------------------  -------------------------
                          Year ended December 31,     Year ended December 31,
                          --------------------------  -------------------------
                            2001     2000     1999     2001     2000     1999
                          --------  -------  -------  -------  -------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $  4,799    1,206      (64)  40,527   28,392   13,735
 Net realized gain
  (loss)................    (8,386)  (5,539)   8,624  (19,309) (12,093)  (2,384)
 Unrealized appreciation
  (depreciation) on
  investments...........   (44,740)   1,613  (17,252) (24,033) (51,127) (10,198)
 Capital gain
  distributions.........     4,548   16,824   32,275      --       --     1,345
                          --------  -------  -------  -------  -------  -------
  Increase (decrease) in
   net assets from
   operations...........   (43,779)  14,104   23,583   (2,815) (34,828)   2,498
                          --------  -------  -------  -------  -------  -------
From capital
 transactions:
 Net premiums...........   204,398  207,940  253,145  121,671  138,080  127,454
 Loan interest..........      (180)      (2)     113        2        7      (48)
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........       --    (4,163)     --       --       --       --
 Surrenders.............   (64,962) (19,904) (10,302) (15,555)    (859)  (4,636)
 Loans..................   (29,813)      21       37  (10,255)  (1,395)    (105)
 Cost of insurance and
  administrative expense
  (note 4)..............   (76,221) (64,533) (60,062) (49,338) (36,046) (26,844)
 Transfer gain (loss)
  and transfer fees.....     2,093     (172)  (4,143)     128     (299)     660
 Transfers (to) from the
  Guarantee Account.....       --       --       --       --       --       --
 Interfund transfers....   108,765  (27,455)  79,528   79,362  (37,371)  58,046
                          --------  -------  -------  -------  -------  -------
  Increase (decrease) in
   net assets from
   capital
   transactions.........   144,080   91,732  258,316  126,015   62,117  154,527
                          --------  -------  -------  -------  -------  -------
Increase (decrease) in
 net assets.............   100,301  105,836  281,899  123,200   27,289  157,025
Net assets at beginning
 of year................   705,749  599,913  318,014  345,023  317,734  160,709
                          --------  -------  -------  -------  -------  -------
Net assets at end of
 period.................  $806,050  705,749  599,913  468,223  345,023  317,734
                          ========  =======  =======  =======  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                        Federated Insurance
                                                                            Series --
                           Federated Insurance Series (continued)         Service Shares
                         ---------------------------------------------- -------------------
                                                    International Small  High Income Bond
                             Utility Fund II          Company Fund II         Fund II
                         -------------------------  ------------------- -------------------
                                                        Period from         Period from
                         Year ended December 31,     February 6, 2001     March 27, 2001
                         -------------------------    to December 31,     to December 31,
                          2001     2000     1999           2001                2001
                         -------  -------  -------  ------------------- -------------------
Increase (decrease) in
 net assets
From operations:
  Net investment income
   (expense)............ $11,710    8,625    4,216           (34)               (118)
  Net realized gain
   (loss)............... (12,211)     973    3,277           (40)                (78)
  Unrealized
   appreciation
   (depreciation) on
   investments.......... (70,258) (57,701) (16,132)          404                (419)
  Capital gain
   distributions........     --     7,615   12,525           --                  --
                         -------  -------  -------        ------              ------
      Increase
       (decrease) in net
       assets from
       operations....... (70,759) (40,488)   3,886           330                (615)
                         -------  -------  -------        ------              ------
From capital
 transactions:
  Net premiums.......... 122,890   73,940   89,180        21,728              17,541
  Loan interest.........     (17)     (25)     (68)          --                  --
  Transfers (to) from
   the general account
   of GE Life and
   Annuity:
    Death benefits......     --       --       --            --                  --
    Surrenders..........  (1,751)  (5,790)  (2,117)          --                  --
    Loans............... (21,789)  (1,351) (11,083)          --                  --
    Cost of insurance
     and administrative
     expense (note 4)... (39,623) (26,993) (27,107)         (556)             (3,143)
    Transfer gain (loss)
     and transfer fees..  (2,527)      27   (1,353)          157                (357)
  Transfers (to) from
   the Guarantee
   Account..............     --       --       --            --                  --
  Interfund transfers...  37,805   48,195   80,135           116              21,382
                         -------  -------  -------        ------              ------
      Increase
       (decrease) in net
       assets from
       capital
       transactions.....  94,988   88,003  127,587        21,445              35,423
                         -------  -------  -------        ------              ------
Increase (decrease) in
 net assets.............  24,229   47,515  131,473        21,775              34,808
Net assets at beginning
 of year................ 426,906  379,391  247,918           --                  --
                         -------  -------  -------        ------              ------
Net assets at end of
 period................. 451,135  426,906  379,391        21,775              34,808
                         =======  =======  =======        ======              ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                               Alger American Fund
                          -------------------------------------------------------------------
                          Small Capitalization Portfolio       LargeCap Growth Portfolio
                          ---------------------------------  --------------------------------
                              Year ended December 31,           Year ended December 31,
                          ---------------------------------  --------------------------------
                             2001        2000       1999       2001        2000       1999
                          ----------  ----------  ---------  ---------  ----------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $   (9,886)    (14,966)   (10,141)   (22,192)    (28,149)   (15,070)
 Net realized gain
  (loss)................    (525,268)      2,186     (6,385)  (640,911)     33,463    390,753
 Unrealized appreciation
  (depreciation) on
  investments...........     (54,181) (1,371,045)   405,230   (576,288) (1,302,238)    99,476
 Capital gain
  distributions.........         --      735,999    183,620    552,329     513,858    224,152
                          ----------  ----------  ---------  ---------  ----------  ---------
  Increase (decrease) in
   net assets from
   operations...........    (589,335)   (647,826)   572,324   (687,062)   (783,066)   699,311
                          ----------  ----------  ---------  ---------  ----------  ---------
From capital
 transactions:
 Net premiums...........     482,385     611,961    370,003    928,250   1,913,171    885,773
 Loan interest..........        (124)     (1,270)        92     (1,317)       (389)        49
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........         --          --         --      (2,553)     (2,978)        --
 Surrenders.............     (47,241)   (110,032)   (45,840)  (114,291)    (56,419)   (29,769)
 Loans..................     (18,127)    (35,753)   (19,152)   (40,844)    (17,073)   (10,722)
 Cost of insurance and
  administrative expense
  (note 4)..............    (168,872)   (167,382)  (124,312)  (455,410)   (349,953)  (238,219)
 Transfer gain (loss)
  and transfer fees.....       4,836       4,196      1,435    (10,598)     (6,464)    (2,742)
 Transfers (to) from the
  Guarantee Account.....         --          --          (4)       --          --          (4)
 Interfund transfers....      82,119    (253,290)   400,632    500,590     403,555     96,272
                          ----------  ----------  ---------  ---------  ----------  ---------
  Increase (decrease) in
   net assets from
   capital
   transactions.........     334,976      48,430    582,854    803,827   1,883,450    700,638
                          ----------  ----------  ---------  ---------  ----------  ---------
Increase (decrease) in
 net assets.............    (254,359)   (599,396) 1,155,178    116,765   1,100,384  1,399,949
Net assets at beginning
 of year................   1,725,177   2,324,573  1,169,395  4,326,839   3,226,455  1,826,506
                          ----------  ----------  ---------  ---------  ----------  ---------
Net assets at end of
 period.................  $1,470,818   1,725,177  2,324,573  4,443,604   4,326,839  3,226,455
                          ==========  ==========  =========  =========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                    PBHG Insurance Series Fund, Inc.
                          ----------------------------------------------------------
                                PBHG Large Cap
                               Growth Portfolio          PBHG Growth II Portfolio
                          ----------------------------  ----------------------------
                           Year ended December 31,       Year ended December 31,
                          ----------------------------  ----------------------------
                            2001       2000     1999      2001      2000      1999
                          ---------  --------  -------  --------  ---------  -------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $  (5,924)   (3,470)    (815)   (5,539)    (6,440)    (979)
 Net realized gain
  (loss)................   (126,586)   26,713    5,563  (317,919)   (39,454)  34,202
 Unrealized appreciation
  (depreciation) on
  investments...........   (194,777) (140,754)  71,826  (176,939)  (379,884)  81,393
 Capital gain
  distributions.........        --     16,716      --        --      24,260      --
                          ---------  --------  -------  --------  ---------  -------
  Increase (decrease) in
   net assets from
   operations...........   (327,287) (100,795)  76,574  (500,397)  (401,518) 114,616
                          ---------  --------  -------  --------  ---------  -------
From capital
 transactions:
 Net premiums...........    324,499   251,415   50,946   234,038    408,658   57,283
 Loan interest..........       (504)     (318)    (132)     (163)       (19)     --
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........        --        --       --    (16,064)       --       --
 Surrenders.............    (13,885)   (8,368)  (2,203)   (3,643)   (12,942)  (6,046)
 Loans..................    (24,922)   (2,622)    (336)  (13,168)        21      --
 Cost of insurance and
  administrative expense
  (note 4)..............   (126,880)  (55,642) (20,936)  (87,140)   (59,614) (13,614)
 Transfer gain (loss)
  and transfer fees.....     (7,189)     (639)    (882)      789     20,256      (29)
 Transfers (to) from the
  Guarantee Account.....        --        --       --        --         --       --
 Interfund transfers....    182,683   520,503   14,590   166,207    724,334   60,751
                          ---------  --------  -------  --------  ---------  -------
  Increase (decrease) in
   net assets from
   capital
   transactions.........    333,802   704,329   41,047   280,856  1,080,694   98,345
                          ---------  --------  -------  --------  ---------  -------
Increase (decrease) in
 net assets.............      6,515   603,534  117,621  (219,541)   679,176  212,961
Net assets at beginning
 of year................    799,510   195,976   78,355   961,015    281,839   68,878
                          ---------  --------  -------  --------  ---------  -------
Net assets at end of
 period.................  $ 806,025   799,510  195,976   741,474    961,015  281,839
                          =========  ========  =======  ========  =========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                          Janus Aspen Series
                   --------------------------------------------------------------------------------------------------------
                     Aggressive Growth Portfolio              Growth Portfolio              Worldwide Growth Portfolio
                   ----------------------------------  ---------------------------------  ---------------------------------
                       Year ended December 31,             Year ended December 31,            Year ended December 31,
                   ----------------------------------  ---------------------------------  ---------------------------------
                      2001         2000       1999        2001        2000       1999        2001        2000       1999
                   -----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  ---------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
  income
  (expense)......  $   (39,597)    (66,159)    33,562     (46,835)    (47,980)   (20,029)    (42,299)    (59,638)   (34,278)
 Net realized
  gain (loss)....   (2,163,009)  1,590,590    861,331    (504,796)    926,526    379,537    (336,670)    863,289    404,104
 Unrealized
  appreciation
  (depreciation)
  on
  investments....     (945,349) (6,150,760) 3,141,869  (1,497,702) (2,851,716) 1,328,882  (2,197,594) (3,765,784) 3,266,899
 Capital gain
  distributions..          --    1,036,376    111,141      16,402     582,454     21,779      21,135     873,121        --
                   -----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  ---------
Increase
 (decrease) in
 net assets from
 operations......   (3,147,955) (3,589,953) 4,147,903  (2,032,931) (1,390,716) 1,710,169  (2,555,428) (2,089,012) 3,636,725
                   -----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  ---------
From capital
 transactions:
 Net premiums....    1,615,157   2,593,333  1,082,138   1,545,485   2,720,659  1,295,975   1,902,711   3,876,978  1,535,217
 Loan interest...       (4,092)     (4,263)    (1,654)     (2,082)     (2,643)       (37)     (2,953)     (3,126)    (1,750)
 Transfers (to)
  from the
  general account
  of GE Life and
  Annuity
 Death benefits..       (3,010)    (25,424)    (6,162)    (14,408)        --      (5,481)    (11,145)    (28,708)   (24,630)
 Surrenders......     (243,562)   (376,000)  (129,518)   (245,713)   (246,021)  (115,738)   (352,727)   (543,262)  (104,073)
 Loans...........     (106,022)   (162,782)  (154,373)    (85,943)   (103,157)   (48,269)   (107,938)   (111,625)   (77,866)
 Cost of
  insurance and
  administrative
  expense (note
  4).............     (641,796)   (705,131)  (385,151)   (649,561)   (577,235)  (383,988)   (878,111)   (814,036)  (598,888)
 Transfer gain
  (loss) and
  transfer fees..       34,140       6,165     24,215      (1,966)      4,808      8,881       7,048     (10,924)     4,454
 Transfers (to)
  from the
  Guarantee
  Account........          --           76        --          --          136        --          --           43        --
 Interfund
  transfers......     (384,463)  1,321,543  1,428,558    (160,612)    329,279  1,134,259    (227,079)    845,226    163,874
                   -----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  ---------
  Increase
   (decrease) in
   net assets
   from capital
   transactions..      266,352   2,647,517  1,858,053     385,200   2,125,826  1,885,602     329,806   3,210,566    896,338
                   -----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  ---------
Increase
 (decrease) in
 net assets......   (2,881,603)   (942,436) 6,005,956  (1,647,731)    735,110  3,595,771  (2,225,622)  1,121,554  4,533,063
Net assets at
 beginning of
 year............    7,595,526   8,537,962  2,532,006   7,688,954   6,953,844  3,358,073  10,754,842   9,633,288  5,100,225
                   -----------  ----------  ---------  ----------  ----------  ---------  ----------  ----------  ---------
Net assets at end
 of period.......  $ 4,713,923   7,595,526  8,537,962   6,041,223   7,688,954  6,953,844   8,529,220  10,754,842  9,633,288
                   ===========  ==========  =========  ==========  ==========  =========  ==========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                     Janus Aspen Series (continued)
                          --------------------------------------------------------------------------------------------
                                                                Flexible Income            International Growth
                                Balanced Portfolio                 Portfolio                     Portfolio
                          --------------------------------  -------------------------  -------------------------------
                             Year ended December 31,        Year ended December 31,       Year ended December 31,
                          --------------------------------  -------------------------  -------------------------------
                             2001       2000       1999      2001     2000     1999      2001       2000       1999
                          ----------  ---------  ---------  -------  -------  -------  ---------  ---------  ---------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............  $   35,248     15,911     31,242   11,581    3,545   11,342     (8,438)   (11,591)    (5,997)
 Net realized gain
  (loss)................     (31,657)    99,542     79,219    3,126   (3,171)  (1,786)  (248,523)   242,420     54,154
 Unrealized appreciation
  (depreciation) on
  investments...........    (345,870)  (526,341)   321,542      518    6,251   (8,109)  (518,693)  (990,444)   923,354
 Capital gain
  distributions.........      67,312    288,437        --    14,150    7,790      566     18,619    133,743        --
                          ----------  ---------  ---------  -------  -------  -------  ---------  ---------  ---------
  Increase (decrease) in
   net assets from
   operations...........    (274,967)  (122,451)   432,003   29,375   14,415    2,013   (757,035)  (625,872)   971,511
                          ----------  ---------  ---------  -------  -------  -------  ---------  ---------  ---------
From capital
 transactions:
 Net premiums...........   1,373,979  2,146,366    542,890  172,767   93,871   47,950    803,114    815,490    299,992
 Loan interest..........      (3,730)      (159)      (227)    (134)     (49)     --      (2,914)      (798)       (36)
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........        (743)      (834)       --       --    (9,904)     --      (2,191)    (4,447)       --
 Surrenders.............     (67,646)   (75,731)   (27,562) (47,768)    (339)  (4,556)   (28,009)   (40,049)   (17,243)
 Loans..................    (114,790)    (6,129)    (6,685) (17,845)  (3,411)     --     (66,806)   (14,621)   (24,736)
 Cost of insurance and
  administrative expense
  (note 4)..............    (461,382)  (263,344)  (186,241) (43,837) (25,627) (21,676)  (294,056)  (229,236)  (113,927)
 Transfer gain (loss)
  and transfer fees.....      (6,939)    (1,864)      (275)     339     (141)     134     (5,906)       (27)      (177)
 Transfers (to) from the
  Guarantee Account.....         --         167        --       --       --       --         --         --         --
 Interfund transfers....     478,593    393,362    274,258   90,637   43,210   79,252    231,711    613,105    354,820
                          ----------  ---------  ---------  -------  -------  -------  ---------  ---------  ---------
  Increase (decrease) in
   net assets from
   capital
   transactions.........   1,197,342  2,191,834    596,158  154,159   97,610  101,104    634,943  1,139,417    498,693
                          ----------  ---------  ---------  -------  -------  -------  ---------  ---------  ---------
Increase (decrease) in
 net assets.............     922,375  2,069,383  1,028,161  183,534  112,025  103,117   (122,092)   513,545  1,470,204
Net assets at beginning
 of year................   4,416,728  2,347,345  1,319,184  314,386  202,361   99,244  2,820,735  2,307,190    836,986
                          ----------  ---------  ---------  -------  -------  -------  ---------  ---------  ---------
Net assets at end of
 period.................  $5,339,103  4,416,728  2,347,345  497,920  314,386  202,361  2,698,643  2,820,735  2,307,190
                          ==========  =========  =========  =======  =======  =======  =========  =========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                             Janus Aspen Series (continued)
                                             ---------------------------------
                                             Capital Appreciation Portfolio
                                             ---------------------------------
                                                 Year ended December 31,
                                             ---------------------------------
                                                2001        2000       1999
                                             ----------  ----------  ---------
Increase (decrease) in net assets
From operations:
  Net investment income (expense)........... $   (8,596)     (3,607)    (7,224)
  Net realized gain (loss)..................   (389,507)    187,808     82,791
  Unrealized appreciation (depreciation) on
   investments..............................   (485,835) (1,022,359)   513,292
  Capital gain distributions................     25,976      23,952      5,853
                                             ----------  ----------  ---------
      Increase (decrease) in net assets from
       operations...........................   (857,962)   (814,206)   594,712
                                             ----------  ----------  ---------
From capital transactions:
  Net premiums..............................    968,237   2,024,377    717,055
  Loan interest.............................     (1,779)       (778)       196
  Transfers (to) from the general account of
   GE Life and Annuity:
    Death benefits..........................    (15,260)     (4,334)       --
    Surrenders..............................   (101,282)    (48,345)    (7,847)
    Loans...................................    (24,473)     (3,780)    (4,636)
    Cost of insurance and administrative
     expense (note 4).......................   (397,429)   (320,394)  (144,381)
    Transfer gain (loss) and transfer fees..      7,853      15,603     (9,482)
    Transfers (to) from the Guarantee
     Account................................        --            2        --
  Interfund transfers.......................   (210,102)    544,469    837,693
                                             ----------  ----------  ---------
      Increase (decrease) in net assets from
       capital transactions.................    225,765   2,206,820  1,388,598
                                             ----------  ----------  ---------
Increase (decrease) in net assets...........   (632,197)  1,392,614  1,983,310
Net assets at beginning of year.............  3,608,148   2,215,534    232,224
                                             ----------  ----------  ---------
Net assets at end of period................. $2,975,951   3,608,148  2,215,534
                                             ==========  ==========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                        Janus Aspen Series -- Service Shares
                    ----------------------------------------------------------------------------------------------------
                                                                                                            Capital
                                                                                          Aggressive      Appreciation
                    Global Life Sciences Portfolio         Global Technology Portfolio Growth Portfolio    Portfolio
                    -----------------------------------    --------------------------- ---------------- ----------------
                                         Period from                     Period from     Period from      Period from
                     Year ended        May 29, 2000 to      Year ended  May 4, 2000 to January 24, 2001 January 24, 2001
                    December 31,         December 31,      December 31,  December 31,  to December 31,  to December 31,
                        2001                 2000              2001          2000            2001             2001
                    ---------------    ----------------    ------------ -------------- ---------------- ----------------
Increase
 (decrease) in net
 assets
From operations:
 Net investment
  income
  (expense).......    $        (1,372)               (329)      (868)          430            (421)             (97)
 Net realized gain
  (loss)..........            (11,785)                268    (35,371)       (3,121)         (3,531)          (1,703)
 Unrealized
  appreciation
  (depreciation)
  on investments..            (21,957)             13,723    (26,150)      (58,896)        (15,833)          (5,044)
 Capital gain
  distributions...                --                  --         886           --              --               268
                      ---------------      --------------    -------       -------         -------          -------
  Increase
   (decrease) in
   net assets from
   operations.....            (35,114)             13,662    (61,503)      (61,587)        (19,785)          (6,576)
                      ---------------      --------------    -------       -------         -------          -------
From capital
 transactions:
 Net premiums.....            108,333               6,124     88,650        31,857         124,909          122,926
 Loan interest....                (12)                --          (2)          --              --               --
 Transfers (to)
  from the general
  account of
  GE Life and
  Annuity:
 Death benefits...                --                  --         --            --              --               --
 Surrenders.......            (78,530)                --      (2,622)          --             (134)             --
 Loans............             (9,201)                --       4,544           --              --               --
 Cost of insurance
  and
  administrative
  expense (note
  4)..............            (16,873)             (1,850)   (15,188)       (2,865)        (18,502)         (12,027)
 Transfer gain
  (loss) and
  transfer fees...                799                  50       (626)       (1,221)           (100)          (1,071)
 Transfers (to)
  from the
  Guarantee
  Account.........                --                  --         --            --              --               --
 Interfund
  transfers.......             30,827             179,502     (4,188)      169,898          30,315           19,510
                      ---------------      --------------    -------       -------         -------          -------
  Increase
   (decrease) in
   net assets from
   capital
   transactions...             35,343             183,826     70,568       197,669         136,488          129,338
                      ---------------      --------------    -------       -------         -------          -------
Increase
 (decrease) in net
 assets...........                229             197,488      9,065       136,082         116,703          122,762
Net assets at
 beginning of
 year.............            197,488                 --     136,082           --              --               --
                      ---------------      --------------    -------       -------         -------          -------
Net assets at end
 of period........    $       197,717             197,488    145,147       136,082         116,703          122,762
                      ===============      ==============    =======       =======         =======          =======
                    Worldwide Growth
                       Portfolio
                    ----------------
                      Period from
                    January 24, 2001
                    to December 31,
                          2001
                    ----------------
Increase
 (decrease) in net
 assets
From operations:
 Net investment
  income
  (expense).......         (465)
 Net realized gain
  (loss)..........       (2,767)
 Unrealized
  appreciation
  (depreciation)
  on investments..       (9,532)
 Capital gain
  distributions...          202
                    ----------------
  Increase
   (decrease) in
   net assets from
   operations.....      (12,562)
                    ----------------
From capital
 transactions:
 Net premiums.....      118,480
 Loan interest....          --
 Transfers (to)
  from the general
  account of
  GE Life and
  Annuity:
 Death benefits...          --
 Surrenders.......          (45)
 Loans............          --
 Cost of insurance
  and
  administrative
  expense (note
  4)..............      (18,421)
 Transfer gain
  (loss) and
  transfer fees...       (1,256)
 Transfers (to)
  from the
  Guarantee
  Account.........          --
 Interfund
  transfers.......       67,045
                    ----------------
  Increase
   (decrease) in
   net assets from
   capital
   transactions...      165,803
                    ----------------
Increase
 (decrease) in net
 assets...........      153,241
Net assets at
 beginning of
 year.............          --
                    ----------------
Net assets at end
 of period........      153,241
                    ================

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                             Janus Aspen Series -- Service Shares (Continued)
                             -------------------------------------------------
                              International      Balanced
                             Growth Portfolio    Portfolio    Growth Portfolio
                             ---------------- --------------- ----------------
                               Period from      Period from     Period from
                             February 8, 2001 January 8, 2001 February 9, 2001
                             to December 31,  to December 31, to December 31,
                                   2001            2001             2001
                             ---------------- --------------- ----------------
Increase (decrease) in net
 assets
From operations:
  Net investment income
   (expense)................     $   (317)          2,979            (471)
  Net realized gain (loss)..       (1,167)         (1,637)         (2,304)
  Unrealized appreciation
   (depreciation) on
   investments..............       (8,121)         (8,116)        (14,119)
  Capital gain
   distributions............          464           2,481             169
                                 --------         -------         -------
      Increase (decrease) in
       net assets from
       operations...........       (9,141)         (4,293)        (16,725)
                                 --------         -------         -------
From capital transactions:
  Net premiums..............       46,389         461,037          88,364
  Loan interest.............          --              --              --
  Transfers (to) from the
   general account of GE
   Life and Annuity:
    Death benefits..........          --              --              --
    Surrenders..............          --           (2,029)            --
    Loans...................          --              --              --
    Cost of insurance and
     administrative expense
     (note 4)...............       (8,842)        (39,915)        (15,092)
    Transfer gain (loss) and
     transfer fees..........          655          (1,868)           (750)
    Transfers (to) from the
     Guarantee Account......          --              --              --
  Interfund transfers.......       84,668         149,570          74,307
                                 --------         -------         -------
      Increase (decrease) in
       net assets from
       capital
       transactions.........      122,870         566,795         146,829
                                 --------         -------         -------
Increase (decrease) in net
 assets.....................      113,729         562,502         130,104
Net assets at beginning of
 year.......................          --              --              --
                                 --------         -------         -------
Net assets at end of
 period.....................     $113,729         562,502         130,104
                                 ========         =======         =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                              Goldman Sachs Variable Insurance Trust
                         ------------------------------------------------------
                         Growth and Income Fund        Mid Cap Value Fund
                         -------------------------  ---------------------------
                         Year ended December 31,     Year ended December 31,
                         -------------------------  ---------------------------
                           2001     2000     1999     2001      2000     1999
                         --------  -------  ------  ---------  -------  -------
Increase (decrease) in
 net assets
From operations:
  Net investment income
   (expense)............ $   (256)    (119)    127      4,810    1,552    2,614
  Net realized gain
   (loss)...............   (3,274)     480     585     36,070  (24,105)      87
  Unrealized
   appreciation
   (depreciation) on
   investments..........   (7,580)  (5,835)   (222)     3,206   73,668   (2,647)
  Capital gain
   distributions........      --       --      --      58,096   12,030      --
                         --------  -------  ------  ---------  -------  -------
      Increase
       (decrease) in net
       assets from
       operations.......  (11,110)  (5,474)    490    102,182   63,145       54
                         --------  -------  ------  ---------  -------  -------
From capital
 transactions:
  Net premiums..........   28,803   90,257  14,501    253,541  102,494   43,005
  Loan interest.........      (18)     (10)    --      (1,001)     (19)     --
  Transfers (to) from
   the general account
   of GE Life and
   Annuity:
    Death benefits......      --       --      --         --       --       --
    Surrenders..........     (752)     --     (171)    (1,594)  (2,292)     --
    Loans...............       63   (1,210)    --     (10,992)  (1,443)     --
    Cost of insurance
     and administrative
     expense (note 4)...  (14,523)  (7,347) (3,588)   (74,000) (15,516)  (5,287)
    Transfer gain (loss)
     and transfer fees..       33    1,036      (7)    (1,666)    (501)      14
    Transfers (to) from
     the Guarantee
     Account............      --       --      --         --       --       --
  Interfund transfers...     (797)  17,275    (350)   509,256  (92,118) 330,218
                         --------  -------  ------  ---------  -------  -------
      Increase
       (decrease) in net
       assets from
       capital
       transactions.....   12,809  100,001  10,385    673,544   (9,395) 367,950
                         --------  -------  ------  ---------  -------  -------
Increase (decrease) in
 net assets.............    1,699   94,527  10,875    775,726   53,750  368,004
Net assets at beginning
 of year................  115,835   21,308  10,433    514,962  461,212   93,208
                         --------  -------  ------  ---------  -------  -------
Net assets at end of
 period................. $117,534  115,835  21,308  1,290,688  514,962  461,212
                         ========  =======  ======  =========  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                             Salomon Brothers Variable Series Funds Inc.
                             -------------------------------------------------
                              Strategic Bond Fund         Investors Fund
                             ------------------------  -----------------------
                              Year ended December       Year ended December
                                      31,                       31,
                             ------------------------  -----------------------
                               2001     2000    1999    2001     2000    1999
                             --------  ------  ------  -------  -------  -----
Increase (decrease) in net
 assets
From operations:
  Net investment income
   (expense)................ $ 10,206   5,371   2,610      897    1,706     24
  Net realized gain (loss)..    1,040     490       3   (6,871)    (538)    22
  Unrealized appreciation
   (depreciation) on
   investments..............     (656)   (671) (1,908) (46,707)  (3,818)   232
  Capital gain
   distributions............      --      --      --     7,551   10,551    --
                             --------  ------  ------  -------  -------  -----
      Increase (decrease) in
       net assets from
       operations...........   10,590   5,190     705  (45,130)   7,901    278
                             --------  ------  ------  -------  -------  -----
From capital transactions:
  Net premiums..............  115,354  13,416  56,140   83,234   34,882  7,246
  Loan interest.............     (429)    --      --       (66)     --     --
  Transfers (to) from the
   general account of GE
   Life and Annuity:
    Death benefits..........      --      --      --       --       --     --
    Surrenders..............      (51) (2,816)    --      (523)     --     --
    Loans...................    2,000     --      --       606      --     --
    Cost of insurance and
     administrative expense
     (note 4)...............  (20,135) (5,654) (2,890) (41,946)  (4,593)  (897)
    Transfer gain (loss) and
     transfer fees..........      281     (86)   (156)    (739)   2,261     36
    Transfers (to) from the
     Guarantee Account......      --      --      --       --       --     --
  Interfund transfers.......   93,331  33,334   1,755  412,197  324,070  1,695
                             --------  ------  ------  -------  -------  -----
      Increase (decrease) in
       net assets from
       capital
       transactions.........  190,351  38,194  54,849  452,763  356,620  8,080
                             --------  ------  ------  -------  -------  -----
Increase (decrease) in net
 assets.....................  200,941  43,384  55,554  407,633  364,521  8,358
Net assets at beginning of
 year.......................   98,938  55,554     --   374,409    9,888  1,530
                             --------  ------  ------  -------  -------  -----
Net assets at end of
 period..................... $299,879  98,938  55,554  782,042  374,409  9,888
                             ========  ======  ======  =======  =======  =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                          Salomon Brothers
                                                           Variable Series
                                                             Funds Inc.
                                                         ---------------------
                                                          Total Return Fund
                                                         ---------------------
                                                         Year ended December
                                                                 31,
                                                         ---------------------
                                                          2001    2000   1999
                                                         -------  -----  -----
Increase (decrease) in net assets
From operations:
  Net investment income (expense)....................... $ 1,035    183     23
  Net realized gain (loss)..............................     (93)  (785)    (1)
  Unrealized appreciation (depreciation) on
   investments..........................................    (356)  (349)   (37)
  Capital gain distributions............................     --     --     --
                                                         -------  -----  -----
    Increase (decrease) in net assets from operations...     586   (951)   (15)
                                                         -------  -----  -----
From capital transactions:
  Net premiums..........................................  41,452  6,591    344
  Loan interest.........................................     --     --     --
  Transfers (to) from the general account of GE Life and
   Annuity:
   Death benefits.......................................     --     --     --
   Surrenders...........................................     --     --     --
   Loans................................................     --     --     --
   Cost of insurance and administrative expense (note
    4)..................................................  (5,469)  (967)  (216)
   Transfer gain (loss) and transfer fees...............     (55) 1,183      1
   Transfers (to) from the Guarantee Account............     --     --     --
  Interfund transfers...................................  18,047    205  1,008
                                                         -------  -----  -----
    Increase (decrease) in net assets from capital
     transactions.......................................  53,975  7,012  1,137
                                                         -------  -----  -----
Increase (decrease) in net assets.......................  54,561  6,061  1,122
Net assets at beginning of year.........................   7,183  1,122    --
                                                         -------  -----  -----
Net assets at end of period............................. $61,744  7,183  1,122
                                                         =======  =====  =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                    Dreyfus
                               -------------------------------------------------
                                                              Dreyfus Investment
                                                                Portfolios --
                                    The Dreyfus Socially       Emerging Markets
                               Responsible Growth Fund, Inc.      Portfolio
                               ------------------------------ ------------------
                                               Period from       Period from
                                Year ended  December 26, 2000   April 6, 2001
                               December 31,  to December 31,   to December 31,
                                   2001           2000               2001
                               ------------ ----------------- ------------------
Increase (decrease) in net
 assets
From operations:
  Net investment income
   (expense).................    $   (82)          --                   19
  Net realized gain (loss)...       (728)           15                 (18)
  Unrealized appreciation
   (depreciation) on
   investments...............     (1,305)          (14)                383
  Capital gain
   distributions.............        --            --                  --
                                 -------           ---              ------
    Increase (decrease) in
     net assets from
     operations..............     (2,115)            1                 384
                                 -------           ---              ------
From capital transactions:
  Net premiums...............     31,492            47               8,227
  Loan interest..............        --            --                  --
  Transfers (to) from the
   general account of GE Life
   and Annuity:
    Death benefits...........        --            --                  --
    Surrenders...............     (1,444)          --                  --
    Loans....................        --            --                  --
    Cost of insurance and
     administrative expense
     (note 4)................     (5,039)          (15)             (1,045)
    Transfer gain (loss) and
     transfer fees...........          1             1                 (51)
    Transfers (to) from the
     Guarantee Account.......        --            --                  --
  Interfund transfers........      3,691           --                  517
                                 -------           ---              ------
    Increase (decrease) in
     net assets from capital
     transactions............     28,701            33               7,648
                                 -------           ---              ------
Increase (decrease) in net
 assets......................     26,586            34               8,032
Net assets at beginning of
 year........................         34           --                  --
                                 -------           ---              ------
Net assets at end of period..    $26,620            34               8,032
                                 =======           ===              ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                             MFS Variable Insurance Trust
                         --------------------------------------------------------------------
                                                   MFS Investors       MFS
                                                   Growth Stock  Investors Trust MFS Utility
                         MFS New Discovery Series     Series         Series         Series
                         ------------------------- ------------- --------------- ------------
                                      Period from   Period from    Period from   Period from
                                      December 26,  January 23,   February 14,    March 14,
                          Year ended    2000 to       2001 to        2001 to       2001 to
                         December 31, December 31, December 31,   December 31,   December 31,
                             2001         2000         2001           2001           2001
                         ------------ ------------ ------------- --------------- ------------
Increase (decrease) in
 net assets
From operations:
  Net investment income
   (expense)............   $  (148)       --            (133)          (184)         1,466
  Net realized gain
   (loss)...............      (261)        15           (319)          (331)        (4,518)
  Unrealized
   appreciation
   (depreciation) on
   investments..........     5,912        (13)         3,183         (1,568)       (30,109)
  Capital gain
   distributions........        23        --              34            190          5,580
                           -------        ---         ------         ------        -------
      Increase
       (decrease) in net
       assets from
       operations.......     5,526          2          2,765         (1,893)       (27,581)
                           -------        ---         ------         ------        -------
From capital
 transactions:
  Net premiums..........    42,247         47         62,346         57,502        151,260
  Loan interest.........       --         --             --             --             --
  Transfers (to) from
   the general account
   of GE Life and
   Annuity:
    Death benefits......       --         --             --             --             --
    Surrenders..........       --         --             --             --             --
    Loans...............       --         --             --             --            (968)
    Cost of insurance
     and administrative
     expense (note 4)...    (5,541)       (15)        (5,558)        (4,881)       (23,623)
    Transfer gain (loss)
     and transfer fees..       (28)         2           (263)           591            448
    Transfers (to) from
     the Guarantee
     Account............       --         --             --             --             --
  Interfund transfers...    24,739        --          14,701         21,467         89,620
                           -------        ---         ------         ------        -------
      Increase
       (decrease) in net
       assets from
       capital
       transactions.....    61,417         34         71,226         74,679        216,737
                           -------        ---         ------         ------        -------
Increase (decrease) in
 net assets.............    66,943         36         73,991         72,786        189,156
Net assets at beginning
 of year................        36        --             --             --             --
                           -------        ---         ------         ------        -------
Net assets at end of
 period.................   $66,979         36         73,991         72,786        189,156
                           =======        ===         ======         ======        =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                            Rydex Variable Trust       Alliance Variable Products Series Fund, Inc.
                          ------------------------- ---------------------------------------------------
                                                                               Growth and
                                                                                 Income       Quasar
                                  OTC Fund          Premier Growth Portfolio   Portfolio    Portfolio
                          ------------------------- ------------------------- ------------ ------------
                                       Period from               Period from  Period from  Period from
                                       December 26,              December 26, February 6,  February 8,
                           Year ended    2000 to     Year ended    2000 to      2001 to      2001 to
                          December 31, December 31, December 31, December 31, December 31, December 31,
                              2001         2000         2001         2000         2001         2001
                          ------------ ------------ ------------ ------------ ------------ ------------
Increase (decrease) in
 net assets
From operations:
 Net investment income
  (expense).............    $   (77)       --            (478)       --            (403)         (87)
 Net realized gain
  (loss)................       (710)        10         (1,431)        15         (1,604)        (723)
 Unrealized appreciation
  (depreciation) on
  investments...........       (657)       (10)        (8,996)       (15)        (7,562)        (488)
 Capital gain
  distributions.........        --         --           4,460        --           6,702          391
                            -------        ---        -------        ---        -------       ------
  Increase (decrease) in
   net assets from
   operations...........     (1,444)       --          (6,445)       --          (2,867)        (907)
                            -------        ---        -------        ---        -------       ------
From capital
 transactions:
 Net premiums...........     18,451         31         76,621         47        298,144       18,293
 Loan interest..........        --         --             --         --             --           --
 Transfers (to) from the
  general account of GE
  Life and Annuity:
 Death benefits.........        --         --             --         --             --           --
 Surrenders.............        --         --          (2,095)       --             --           --
 Loans..................       (966)       --          (2,271)       --             (85)         --
 Cost of insurance and
  administrative expense
  (note 4)..............     (3,557)       (10)        (9,569)       (15)       (31,212)      (3,938)
 Transfer gain (loss)
  and transfer fees.....        484          2             64          1           (458)          (8)
 Transfers (to) from the
  Guarantee Account.....        --         --             --         --             --           --
 Interfund transfers....      7,976        --          58,865        --         168,984       10,429
                            -------        ---        -------        ---        -------       ------
  Increase (decrease) in
   net assets from
   capital
   transactions.........     22,388         23        121,615         33        435,373       24,776
                            -------        ---        -------        ---        -------       ------
Increase (decrease) in
 net assets.............     20,944         23        115,170         33        432,506       23,869
Net assets at beginning
 of year................         23        --              33        --             --           --
                            -------        ---        -------        ---        -------       ------
Net assets at end of
 period.................    $20,967         23        115,203         33        432,506       23,869
                            =======        ===        =======        ===        =======       ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                           AIM Variable Insurance Funds, Inc.                      PIMCO Variable Insurance Trust
                   --------------------------------------------------- ------------------------------------------------------
                                                                                       Long-Term     High Yield  Total Return
                       AIM V.I. Capital        AIM V.I.     AIM V.I.   Foreign Bond U.S. Government     Bond         Bond
                       Appreciation Fund     Growth Fund   Value Fund   Portfolio   Bond Portfolio   Portfolio    Portfolio
                   ------------------------- ------------ ------------ ------------ --------------- ------------ ------------
                                Period from  Period from  Period from                 Period from   Period from  Period from
                                December 26, February 9,  February 19,                February 9,   February 8,  February 6,
                    Year ended    2000 to      2001 to      2001 to     Year ended      2001 to       2001 to      2001 to
                   December 31, December 31, December 31, December 31, December 31,  December 31,   December 31, December 31,
                       2001         2000         2001         2001         2001          2001           2001         2001
                   ------------ ------------ ------------ ------------ ------------ --------------- ------------ ------------
Increase
 (decrease) in
 net assets
From operations:
 Net investment
  income
  (expense)......    $   (308)      --            (135)        (303)          94         1,413          1,505        1,389
 Net realized
  gain (loss)....      (1,557)       15         (1,284)      (1,319)          16            34           (200)          76
 Unrealized
  appreciation
  (depreciation)
  on
  investments....      (8,874)      (14)        (6,274)      (5,561)          35        (4,415)          (875)      (1,726)
 Capital gain
  distributions..       7,510       --             --         2,806          --          3,287            --         2,082
                     --------       ---        -------      -------       ------        ------         ------      -------
  Increase
   (decrease) in
   net assets
   from
   operations....      (3,229)        1         (7,693)      (4,377)         145           319            430        1,821
                     --------       ---        -------      -------       ------        ------         ------      -------
From capital
 transactions:
 Net premiums....      90,280        47         67,056      136,367        6,661        56,723         43,002       60,277
 Loan interest...         --        --             --           --           --            --             --           --
 Transfers (to)
  from the
  general account
  of GE Life and
  Annuity:
 Death benefits..         --        --             --           --           --            --             --           --
 Surrenders......         --        --             --        (1,539)         --            --             --           --
 Loans...........         --        --             150          --           (84)          --             (56)         --
 Cost of
  insurance and
  administrative
  expense (note
  4).............     (13,980)      (15)       (15,892)     (20,116)      (1,326)       (8,853)        (6,271)      (7,086)
 Transfer gain
  (loss) and
  transfer fees..        (322)        1            201          (81)          10        (1,195)          (135)         (46)
 Transfers (to)
  from the
  Guarantee
  Account........         --        --             --           --           --            --             --           --
 Interfund
  transfers......      24,915       --          39,292       42,628        2,587        51,636         10,856       58,827
                     --------       ---        -------      -------       ------        ------         ------      -------
  Increase
   (decrease) in
   net assets
   from capital
   transactions..     100,893        33         90,807      157,259        7,848        98,311         47,396      111,972
                     --------       ---        -------      -------       ------        ------         ------      -------
Increase
 (decrease) in
 net assets......      97,664        34         83,114      152,882        7,993        98,630         47,826      113,793
Net assets at
 beginning of
 year............          34       --             --           --           --            --             --           --
                     --------       ---        -------      -------       ------        ------         ------      -------
Net assets at end
 of period.......    $ 97,698        34         83,114      152,882        7,993        98,630         47,826      113,793
                     ========       ===        =======      =======       ======        ======         ======      =======

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                         Notes to Financial Statements

                               December 31, 2001

(1) Description of Entity

  GE Life & Annuity Separate Account II (the Account) is a separate investment account established in 1986 by GE Life and Annuity Assurance Company (GE Life and Annuity) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by GE Life and Annuity. GE Life and Annuity is a stock life insurance company -- operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. A majority of GE Life and Annuity's capital stock is owned by General Electric Capital Assurance Company. General Electric Capital Assurance Company and its parent, GE Financial Assurance Holdings, Inc., are indirect, wholly-owned subsidiaries of General Electric Capital Company (GE Capital). GE Capital, a diversified financial services company, is, directly or indirectly, a wholly-owned subsidiary of General Electric Company (GE), a New York corporation.

  During 2001, MFS Variable Insurance Trust changed the name of its MFS Growth Series to MFS Investors Growth Stock Series and its MFS Growth With Income Series to MFS Investors Trust Series.

  In November 2000, 34 new investment subdivisions were added to the Account for Type II policies (see note 2). The Value Equity and Small-Cap Value Equity Funds each invests in a designated portfolio of the GE Investments Funds, Inc. The Global Securities Fund/VA and the Main Street Growth & Income Fund/VA each invests in a designated portfolio of the Oppenheimer Variable Account Funds. The Equity-Income and Growth Portfolios each invests in a designated portfolio of the Variable Insurance Products Fund -- Service Class 2. The Contrafund Portfolio invests in a designated portfolio of the Variable Insurance Products Fund II -- Service Class 2. The Growth & Income and Mid Cap Portfolios each invests in a designated portfolio of the Variable Insurance Products Fund
III -- Service Class 2. The International Small Company Fund II invests in a designated portfolio of the Federated Insurance Series. The High Income Bond Fund II invests in a designated portfolio of the Federated Insurance Series --
 Service Shares. The Aggressive Growth, Growth, Capital Appreciation, Worldwide Growth, International Growth, and Balanced Portfolios each invests in a designated portfolio of the Janus Aspen Series -- Service Shares. The AIM V.I. Capital Appreciation, AIM V.I. Growth and AIM V.I. Value Funds each invests solely in a designated portfolio of the AIM Variable Insurance Funds. The Growth and Income, Premier Growth, and Quasar Portfolios each invests in a designated portfolio of the Alliance Variable Products Series Fund, Inc. The Dreyfus Investment Portfolios-Emerging Markets Portfolio and the Dreyfus Socially Responsible Growth Fund, Inc. each invests solely in designated portfolios of Dreyfus. The Foreign Bond, Long-Term U.S. Government Bond, High Yield Bond, and Total Return Bond Portfolios each invests in a designated portfolio of the PIMCO Variable Insurance Trust. The OTC Fund invests in a designated portfolio of the Rydex Variable Trust. The MFS Growth Series, the MFS Growth With Income Series, the MFS New Discovery Series, and the MFS Utility Series each invests in a designated portfolio of the MFS Variable Insurance Trust. Although the funds noted above were available effective November 2000, no amounts were issued for some funds.

  In October 2000, the Alger American Fund changed the name of its Growth Portfolio to the LargeCap Growth Portfolio.

  In April 2000, two new investment subdivisions were added to the Account for both Type I and Type II policies (see note 2). The Global Life Sciences Portfolio and the Global Technology Portfolio each invests solely in a designated portfolio of the Janus Aspen Series -- Service Shares.

  In May 2000, GE Investments Funds, Inc. changed the name of its Value Equity Fund to the Mid-Cap Value Equity Fund.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

  In June 1999, a new investment subdivision, Premier Growth Equity Fund, was added to the Account for both Type I and Type II policies (see note 2). The Premier Growth Equity Fund invests solely in a designated portfolio of the GE Investments Funds, Inc. and is a series type mutual fund.

  In May 1999, the Oppenheimer Variable Account Growth Fund changed its name to the Oppenheimer Variable Account Capital Appreciation Fund/VA.

  All designated portfolios described above are series type mutual funds.

(2) Summary of Significant Accounting Policies

 (a) Unit Class

  There are two unit classes included in the Account. Type I units are sold under policy forms P1096 and P1251. Type II units are sold under policy forms P1250 and P1250CR.

 (b) Investments

  Investments are stated at fair value, which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

 (c) Federal Income Taxes

  The Account is not taxed separately because the operations of the Account are part of the total operations of GE Life & Annuity. GE Life & Annuity is taxed as a life insurance company under the Internal Revenue Code (the Code). GE Life & Annuity is included in the General Electric Capital Assurance Company consolidated federal income tax return. The account will not be taxed as a regulated investment company under subchapter M of the code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

 (d) Use of Estimates

  Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

(3) Purchases and Sales of Investments

  The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2001 were:

                                                         Cost of    Proceeds
                                                         Shares       from
Fund/Portfolio                                          Acquired   Shares Sold
--------------                                         ----------- -----------
GE Investment Funds, Inc.:
  S&P 500 Index Fund.................................. $ 5,427,654 $ 2,547,789
  Money Market Fund...................................  18,531,789  15,979,462
  Total Return Fund...................................     633,152   2,984,209
  International Equity Fund...........................     222,361      66,460
  Real Estate Securities Fund.........................     449,311     230,952
  Global Income Fund..................................      55,592      17,515
  Mid-Cap Value Equity Fund...........................   1,083,042     423,767
  Income Fund.........................................     610,060     395,792
  U.S. Equity Fund....................................     606,322     255,336
  Premier Growth Equity Fund..........................     685,610     261,345
  Value Equity Fund...................................      80,336       6,883
  Small-Cap Value Equity Fund.........................     111,974      13,874
Oppenheimer Variable Account Funds:
  Bond Fund/VA........................................     701,906     318,680
  Capital Appreciation Fund/VA........................   2,280,698     974,204
  Aggressive Growth Fund/VA...........................   4,890,213   3,944,522
  High Income Fund/VA.................................     831,214     388,875
  Multiple Strategies Fund/VA.........................     621,302     447,656
  Global Securities Fund/VA...........................     209,395      23,986
  Main Street Growth & Income Fund/VA.................     201,029      23,354
Variable Insurance Products Fund:
  Equity-Income Portfolio.............................   2,514,998   1,615,882
  Growth Portfolio....................................   4,997,642   4,103,959
  Overseas Portfolio..................................     744,596     447,317
Variable Insurance Products Fund -- Service Class 2:
  Equity-Income Portfolio.............................     283,306      29,083
  Growth Portfolio....................................     504,573      51,039
Variable Insurance Products Fund II:
  Asset Manager Portfolio.............................     821,781     802,450
  Contrafund Portfolio................................   2,271,960   1,550,189
Variable Insurance Products Fund II -- Service Class
 2:
  Contrafund Portfolio................................     217,777      27,223
Variable Insurance Products Fund III:
  Growth & Income Portfolio...........................     609,442     358,016
  Growth Opportunities Portfolio......................     271,393     179,352
Variable Insurance Products Fund III -- Service Class
 2:
  Mid Cap Portfolio...................................     126,856      16,069
  Growth & Income Portfolio...........................     132,111      13,719

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                          Cost of    Proceeds
                                                           Shares      from
Fund/Portfolio                                            Acquired  Shares Sold
--------------                                           ---------- -----------
Federated Insurance Series:
  American Leaders Fund II.............................. $  381,086 $  226,824
  High Income Bond Fund II..............................    276,940    110,561
  Utility Fund II.......................................    191,688     84,891
  International Small Company Fund II...................     22,005        589
Federated Insurance Series -- Service Shares:
  High Income Bond Fund II..............................     38,757      3,434
Alger American Fund:
  Small Capitalization Portfolio........................  1,057,462    730,884
  LargeCap Growth Portfolio.............................  3,514,178  2,174,306
PBHG Insurance Series Fund, Inc.:
  PBHG Large Cap Growth Portfolio.......................    904,717    577,173
  PBHG Growth II Portfolio..............................    789,761    515,135
Janus Aspen Series:
  Aggressive Growth Portfolio...........................  4,088,009  3,867,266
  Growth Portfolio......................................  2,336,645  1,973,759
  Worldwide Growth Portfolio............................  2,387,012  2,072,811
  Balanced Portfolio....................................  2,170,460    885,739
  Flexible Income Portfolio.............................    419,016    233,962
  International Growth Portfolio........................  2,481,001  1,833,059
  Capital Appreciation Portfolio........................  1,705,193  1,457,766
Janus Aspen Series -- Service Shares:
  Global Life Sciences Portfolio........................    167,598    135,529
  Global Technology Portfolio...........................    158,157     87,640
  Aggressive Growth Portfolio...........................    156,932     20,771
  Capital Appreciation Portfolio........................    148,352     18,776
  Worldwide Growth Portfolio............................    185,948     23,442
  International Growth Portfolio........................    132,787      9,835
  Balanced Portfolio....................................    636,566     64,635
  Growth Portfolio......................................    164,257     17,956
Goldman Sachs Variable Insurance Trust:
  Growth and Income Fund................................     38,980     26,437
  Mid Cap Value Fund....................................  1,138,685    400,427
Salomon Brothers Variable Series Funds Inc.:
  Strategic Bond Fund...................................    273,168     73,264
  Investors Fund........................................    629,083    167,802
  Total Return Fund.....................................     60,672      5,567
Dreyfus:
  The Dreyfus Socially Resposible Growth Fund, Inc. ....     37,373      8,743
  Dreyfus Investment Portfolios-Emerging Markets
   Portfolio............................................      7,119      1,049
MFS Variable Insurance Trust:
  MFS New Discovery Series..............................     65,517      5,956
  MFS Investors Growth Stock Series.....................     77,403      6,321
  MFS Investors Trust Series............................     79,833      5,109
  MFS Utility Series....................................    252,586     28,899

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                           Cost of    Proceeds
                                                            Shares      from
Fund/Portfolio                                             Acquired  Shares Sold
--------------                                            ---------- -----------
Rydex Variable Trust:
  OTC Fund............................................... $   28,545 $    6,209
Alliance Variable Products Series Fund, Inc.:
  Premier Growth Portfolio...............................    140,055     14,419
  Growth and Income Portfolio............................    474,677     35,894
  Quasar Portfolio.......................................     28,524      5,026
AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund.....................    121,455     15,198
  AIM V.I. Growth Fund...................................    105,130     16,060
  AIM V.I. Value Fund....................................    184,187     25,846
PIMCO Variable Insurance Trust:
  Foreign Bond Portfolio.................................      9,705      1,778
  Long-Term U.S. Government Bond Portfolio...............    112,682     10,849
  High Yield Bond Portfolio..............................     56,048      7,383
  Total Return Bond Portfolio............................    122,729      8,661

(4) Related Party Transaction

  Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies, less deductions of 7.5% retained as compensation for certain distribution expenses and premium taxes. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from the policy's cash value in equal installments at the beginning of each of the policy years two through ten with any remaining installments deducted at policy lapse or surrender.

  If a policy is surrendered or lapses during the first nine years for Type I policies or fifteen years for Type II policies, a charge is made by GE Life & Annuity to cover the expenses of issuing the policy. The charge is a stated percentage of the insurance amount and varies by the age of the policyholder when issued and period of time that the policy has been in force. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate GE Life & Annuity for the costs incurred in connection with the partial surrender.

  A charge based on the policy specified amount of insurance, death benefit option, cash values, duration, the insured's sex, issue age and risk class is deducted from the policy cash values each month to compensate GE Life & Annuity for the cost of insurance and any benefits added by rider. In addition, GE Life & Annuity charges the Account for the mortality and expense risk that GE Life & Annuity assumes. This charge is assessed through the daily unit value calculation equal to an effective annual rate of 0.70% of the net assets of the account. For certain policies issued on or after May 1, 1993, GE Life & Annuity will deduct a monthly administrative charge of $6 from the policy cash value and for policies issued prior to May 1, 1993, GE Life & Annuity will deduct a monthly administrative charge of $5 from the policy cash value.

  Capital Brokerage Corporation, an affiliate of GE Life & Annuity, is a Washington Corporation registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable life insurance policies and variable annuities issued by GE Life and Annuity. Certain officers and directors of GE Life & Annuity are also officers and directors of Capital Brokerage Corporation.

  GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Investment Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the S&P 500 Index Fund, .50% for the Money Market, Income, and Total Return Funds, 1.00% for the International Equity Fund, .85% for the Real Estate Securities Fund, .60% for the Global Income Fund, .55% for the U.S. Equity Fund, .65% for the Mid-Cap Value Equity, Premier Growth Equity, and Value Equity Funds and .80% for the Small-Cap Value Equity Fund.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001


(5) Capital Transactions

  The increase (decrease) in outstanding units and amounts, by type and by subaccount, from capital transactions with policyholders for each of the years or lesser periods in the three year period ended December 31, 2001 are as follows:

                                                    GE Investments Funds, Inc.
                     -------------------------------------------------------------------------------------------------
                          S&P 500              Money                 Total           International      Real Estate
                           Index               Market               Return              Equity          Securities
                           Fund                 Fund                 Fund                Fund              Fund
                     ------------------  -------------------  --------------------  ----------------  ----------------
                      Units   $ Amount    Units    $ Amount    Units    $ Amount    Units   $ Amount  Units   $ Amount
                     -------  ---------  -------  ----------  -------  -----------  ------  --------  ------  --------
Type I Units:
 Units Purchased....  15,661  $ 744,224   37,026  $  557,961    4,245  $   157,657   1,433  $ 24,206   5,331  $ 81,409
 Units Redeemed..... (15,798)  (750,728) (31,429)   (473,611) (11,331)    (420,907)   (963)  (16,303) (2,958)  (45,263)
 Units Exchanged....    (346)   (16,449)   7,179     108,179   (1,367)     (50,779) (1,909)  (32,237)   (912)  (13,928)
                     -------  ---------  -------  ----------  -------  -----------  ------  --------  ------  --------
 Net increase
 (decrease) from
 capital
 transactions with
 policyholders
 during the year
 ended
 December 31, 1999..    (483) $ (22,953)  12,776  $  192,528   (8,453) $  (314,029) (1,439) $(24,334)  1,461  $ 22,218
                     =======  =========  =======  ==========  =======  ===========  ======  ========  ======  ========
 Units Purchased....  11,079    706,803   84,019   1,476,976    3,501      142,502   2,397    39,071   5,567    73,027
 Units Redeemed..... (11,285)  (719,991) (31,988)   (562,304) (10,597)    (431,415)   (942)  (15,345) (3,402)  (44,625)
 Units Exchanged....  (2,389)  (152,370) (29,187)   (513,090)    (322)     (13,095)   (111)   (1,807) (2,358)  (30,935)
                     -------  ---------  -------  ----------  -------  -----------  ------  --------  ------  --------
 Net increase
 (decrease) from
 capital
 transactions with
 policyholders
 during the year
 ended
 December 31, 2000..  (2,595) $(165,559)  22,844  $  401,581   (7,418) $  (302,007)  1,344  $ 21,919    (193) $ (2,532)
                     =======  =========  =======  ==========  =======  ===========  ======  ========  ======  ========
 Units Purchased....  17,149    856,011   81,244   1,550,922    4,061      161,424   2,207    31,129   3,070    69,588
 Units Redeemed..... (11,921)  (595,054) (27,399)   (523,042) (69,874)  (2,776,932)   (570)   (8,031) (3,343)  (75,776)
 Units Exchanged....     109      5,418  (75,269) (1,436,855)     629       24,993    (160)   (2,261)  1,002    22,712
                     -------  ---------  -------  ----------  -------  -----------  ------  --------  ------  --------
 Net increase
 (decrease) from
 capital
 transactions with
 policyholders
 during the year
 ended December 31,
 2001...............   5,337  $ 266,375  (21,424) $ (408,975) (65,184) $(2,590,515)  1,477  $ 20,837     729  $ 16,524
                     =======  =========  =======  ==========  =======  ===========  ======  ========  ======  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                            GE Investments Funds, Inc. (continued)
                         --------------------------------------------------------------------------------------
                                              Mid-Cap                                              Premier
                         Global Income     Value Equity         Income         U.S. Equity      Growth Equity
                              Fund             Fund              Fund              Fund             Fund
                         ---------------  ----------------  ----------------  ---------------  ----------------
                         Units  $ Amount  Units   $ Amount  Units   $ Amount  Units  $ Amount  Units   $ Amount
                         -----  --------  ------  --------  ------  --------  -----  --------  ------  --------
Type I Units:
 Units Purchased........ 1,215  $12,987    1,407  $ 23,058   4,423  $ 45,880    302  $ 3,700      275  $  2,854
 Units Redeemed.........  (366)  (3,910)  (1,090)  (17,863) (3,534)  (36,656)  (113)  (1,387)     (69)     (714)
 Units Exchanged........    (3)     (29)   3,672    60,192  (4,367)  (45,305) 1,727   21,124    5,227    54,347
                         -----  -------   ------  --------  ------  --------  -----  -------   ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 1999.....   846  $ 9,048    3,989  $ 65,387  (3,478) $(36,081) 1,916  $23,436    5,433  $ 56,488
                         =====  =======   ======  ========  ======  ========  =====  =======   ======  ========
 Units Purchased........ 1,184   12,400    2,303    38,399   3,840    41,033    435    5,345    2,120    24,871
 Units Redeemed.........  (192)  (2,009)  (1,381)  (23,019) (4,751)  (50,769)  (184)  (2,264)  (2,385)  (27,975)
 Units Exchanged........  (104)  (1,089)    (741)  (12,362)     18       195    659    8,099    8,440    98,992
                         -----  -------   ------  --------  ------  --------  -----  -------   ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2000.....   888  $ 9,302      181  $  3,018    (893) $ (9,542)   910  $11,180    8,175  $ 95,889
                         =====  =======   ======  ========  ======  ========  =====  =======   ======  ========
 Units Purchased........   174    1,855    3,788    65,476   3,415    38,507  3,340   39,247    4,507    44,290
 Units Redeemed.........  (252)  (2,690)  (1,089)  (18,828) (7,735)  (87,218)  (428)  (5,022)  (2,275)  (22,354)
 Units Exchanged........   --       --     4,146    71,658   2,462    27,761    844    9,927    1,117    10,972
                         -----  -------   ------  --------  ------  --------  -----  -------   ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2001.....   (78) $  (835)   6,845  $118,306  (1,858) $(20,950) 3,756  $44,152    3,349  $ 32,908
                         =====  =======   ======  ========  ======  ========  =====  =======   ======  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                 Oppenheimer Variable Account Funds
                        ----------------------------------------------------------------------------------------------
                                              Capital                                                    Multiple
                                            Appreciation     Aggressive Growth      High Income         Strategies
                         Bond Fund/VA         Fund/VA             Fund/VA             Fund/VA            Fund/VA
                        ----------------  -----------------  -------------------  -----------------  -----------------
                        Units   $ Amount  Units   $ Amount    Units    $ Amount   Units   $ Amount   Units   $ Amount
                        ------  --------  ------  ---------  -------  ----------  ------  ---------  ------  ---------
Type I Units:
 Units Purchased.......  3,765  $ 87,986     940  $ 487,166   10,658  $  612,713   8,672  $ 313,464   3,427  $ 114,003
 Units Redeemed........ (2,106)  (49,221)   (743)  (384,948) (11,460)   (658,798) (7,666)  (277,090) (2,798)   (93,086)
 Units Exchanged.......    109     2,556    (198)  (102,737)  (4,525)   (260,171) (1,264)   (45,699) (1,536)   (51,086)
                        ------  --------  ------  ---------  -------  ----------  ------  ---------  ------  ---------
 Net increase
  (decrease) from
  capital transactions
  with policyholders
  during the year ended
  December 31, 1999....  1,768  $ 41,321      (1) $    (519)  (5,327) $ (306,256)   (258) $  (9,325)   (907) $ (30,169)
                        ======  ========  ======  =========  =======  ==========  ======  =========  ======  =========
 Units Purchased.......  2,783    63,630   5,150    416,272  (16,055)    572,133   7,017    245,521   2,511     92,071
 Units Redeemed........ (2,768)  (63,277) (5,707)  (461,259)  36,280  (1,292,852) (5,501)  (192,506) (3,009)  (110,348)
 Units Exchanged.......   (302)   (6,915) (1,107)   (89,522) (19,382)    690,679  (3,148)  (110,110)   (291)   (10,666)
                        ------  --------  ------  ---------  -------  ----------  ------  ---------  ------  ---------
 Net increase
  (decrease) from
  capital transactions
  with policyholders
  during the year ended
  December 31, 2000....   (287) $ (6,562) (1,664) $(134,509)     843  $  (30,040) (1,632) $ (57,095)   (789) $ (28,943)
                        ======  ========  ======  =========  =======  ==========  ======  =========  ======  =========
 Units Purchased.......  3,206    82,621   6,968    426,830    2,918     473,513   5,929    209,303   3,867    144,913
 Units Redeemed........ (2,539)  (65,430) (5,696)  (348,906)  (3,769)   (611,634) (6,047)  (213,471) (3,147)  (117,926)
 Units Exchanged.......  1,743    44,910   1,619     99,145       56       9,088   1,383     48,826   1,629     61,062
                        ------  --------  ------  ---------  -------  ----------  ------  ---------  ------  ---------
 Net increase
  (decrease) from
  capital transactions
  with policyholders
  during the year ended
  December 31, 2001....  2,410  $ 62,101   2,891  $ 177,069     (795) $ (129,033)  1,265  $  44,658   2,349  $  88,049
                        ======  ========  ======  =========  =======  ==========  ======  =========  ======  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                              Variable Insurance Products Fund                   Variable Insurance Products Fund II
                  -------------------------------------------------------------  --------------------------------------
                    Equity-Income                                Overseas          Asset Manager        Contrafund
                      Portfolio         Growth Portfolio         Portfolio           Portfolio           Portfolio
                  -------------------  --------------------  ------------------  ------------------  ------------------
                   Units    $ Amount    Units    $ Amount     Units   $ Amount    Units   $ Amount    Units   $ Amount
                  -------  ----------  -------  -----------  -------  ---------  -------  ---------  -------  ---------
Type I Units:
 Units
  Purchased......  25,811  $1,138,293   13,506  $   832,621    8,226  $ 276,716   14,013  $ 418,518   20,627  $ 553,523
 Units Redeemed.. (19,540)   (861,743) (17,825)  (1,098,875)  (8,312)  (279,606) (13,866)  (414,135) (16,866)  (452,605)
 Units
  Exchanged...... (15,909)   (701,615) (10,368)    (639,186)  (3,401)  (114,405)  (6,414)  (191,557) (14,178)  (380,469)
                  -------  ----------  -------  -----------  -------  ---------  -------  ---------  -------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 1999.......  (9,638) $ (425,066) (14,687) $  (905,440)  (3,487) $(117,295)  (6,267) $(187,174) (10,417) $(279,551)
                  =======  ==========  =======  ===========  =======  =========  =======  =========  =======  =========
 Units
  Purchased......  21,197     966,580    9,283      795,230    7,554    247,150   11,519    360,477   31,544    539,990
 Units Redeemed.. (18,006)   (821,065) (12,544)  (1,074,634)  (9,940)  (325,204) (22,731)  (711,365) (36,006)  (616,370)
 Units
  Exchanged......  (6,465)   (294,802)    (348)     (29,771)  (3,150)  (103,060)    (488)   (15,263)   2,239     38,326
                  -------  ----------  -------  -----------  -------  ---------  -------  ---------  -------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2000.......  (3,274) $ (149,288)  (3,609) $  (309,175)  (5,536) $(181,114) (11,700) $(366,152)  (2,223) $ (38,054)
                  =======  ==========  =======  ===========  =======  =========  =======  =========  =======  =========
 Units
  Purchased......  15,453     787,892   12,435      741,149   71,979    231,857   11,413    326,667   15,337    499,479
 Units Redeemed.. (13,771)   (702,127) (13,514)    (805,486) (57,261)  (184,450) (18,960)  (542,679) (13,439)  (437,660)
 Units
  Exchanged......   1,829      93,247   (1,903)    (113,402) (15,113)   (48,681)  (1,111)   (31,798)   2,747     89,443
                  -------  ----------  -------  -----------  -------  ---------  -------  ---------  -------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2001.......   3,511  $  179,012   (2,982) $  (177,739)    (395) $  (1,274)  (8,658) $(247,810)   4,645  $ 151,262
                  =======  ==========  =======  ===========  =======  =========  =======  =========  =======  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                           Variable Insurance Products
                                    Fund III                   Federated Insurance Series
                         ----------------------------------  ----------------------------------
                                               Growth
                         Growth & Income    Opportunities       American         High Income
                            Portfolio         Portfolio      Leaders Fund II    Bond Fund II
                         ----------------  ----------------  ----------------  ----------------
                         Units   $ Amount  Units   $ Amount  Units   $ Amount  Units   $ Amount
                         ------  --------  ------  --------  ------  --------  ------  --------
Type I Units:
 Units Purchased........  3,421  $ 62,857   2,186  $ 40,551   5,066  $ 81,805   2,703  $ 42,342
 Units Redeemed......... (2,413)  (44,331) (1,490)  (27,641) (2,476)  (39,986) (1,197)  (18,750)
 Units Exchanged........ (2,229)  (40,954) (1,296)  (24,037)    637    10,295   1,142    17,883
                         ------  --------  ------  --------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 1999..... (1,221) $(22,429)   (600) $(11,126)  3,227  $ 52,114   2,648  $ 41,474
                         ======  ========  ======  ========  ======  ========  ======  ========
 Units Purchased........  2,286    37,865   2,645    31,669   3,920    71,257   2,699    41,421
 Units Redeemed......... (2,012)  (33,327) (2,023)  (24,218) (2,546)  (46,281) (1,248)  (19,147)
 Units Exchanged........  2,146    35,547  (6,937)  (83,083)   (790)  (14,359)   (557)   (8,551)
                         ------  --------  ------  --------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2000.....  2,420  $ 40,085  (6,315) $(75,632)    584  $ 10,617     894  $ 13,724
                         ======  ========  ======  ========  ======  ========  ======  ========
 Units Purchased........  6,181    98,539   4,720    54,997   3,632    64,311   2,195    33,708
 Units Redeemed......... (3,050)  (48,621) (1,688)  (19,663) (1,950)  (34,533) (2,512)  (38,572)
 Units Exchanged........  1,687    26,887     364     4,241   1,524    26,979   3,005    46,149
                         ------  --------  ------  --------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2001.....  4,818  $ 76,805   3,396  $ 39,575   3,206  $ 56,757   2,688  $ 41,285
                         ======  ========  ======  ========  ======  ========  ======  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                            Federated
                            Insurance
                             Series                                                  PBHG Insurance Series Fund,
                           (continued)             Alger American Fund                          Inc.
                         ----------------  --------------------------------------  ----------------------------------
                                                 Small                             PBHG Large Cap
                                            Capitalization         LargeCap            Growth        PBHG Growth II
                         Utility Fund II       Portfolio       Growth Portfolio       Portfolio         Portfolio
                         ----------------  ------------------  ------------------  ----------------  ----------------
                         Units   $ Amount   Units   $ Amount    Units   $ Amount   Units   $ Amount  Units   $ Amount
                         ------  --------  -------  ---------  -------  ---------  ------  --------  ------  --------
Type I Units:
 Units Purchased........  1,671  $ 31,884   14,158  $ 230,268   18,292  $ 340,244   1,496  $ 22,387   4,760  $ 25,675
 Units Redeemed......... (1,042)  (19,878)  (9,995)  (162,555)  (9,347)  (173,859)   (726)  (10,861) (2,582)  (13,927)
 Units Exchanged........    (83)   (1,586)  20,595    334,950  (15,368)  (285,849)    221     3,301    (137)     (737)
                         ------  --------  -------  ---------  -------  ---------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 1999.....    546  $ 10,420   24,758  $ 402,663   (6,423) $(119,464)    991  $ 14,827   2,041  $ 11,011
                         ======  ========  =======  =========  =======  =========  ======  ========  ======  ========
 Units Purchased........  1,956    30,314   13,261    230,638    7,544    244,920     913    25,091     770    26,180
 Units Redeemed......... (1,454)  (22,529) (13,845)  (240,804)  (5,991)  (194,501)   (757)  (20,800)   (643)  (21,863)
 Units Exchanged........   (613)   (9,504) (25,194)  (438,170)     692     22,452  11,038   303,390  10,917   371,379
                         ------  --------  -------  ---------  -------  ---------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2000.....   (111) $ (1,720) (25,778) $(448,335)   2,245  $  72,872  11,194  $307,681  11,044  $375,696
                         ======  ========  =======  =========  =======  =========  ======  ========  ======  ========
 Units Purchased........  2,719    45,464   12,697    173,758    9,656    260,628     875    31,750   1,247    32,605
 Units Redeemed......... (1,226)  (20,497)  (8,381)  (114,691)  (6,640)  (179,217) (1,076)  (39,023) (1,354)  (35,392)
 Units Exchanged........   (129)   (2,161)   4,191     57,353   13,059    352,458   2,253    81,707   5,754   150,347
                         ------  --------  -------  ---------  -------  ---------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2001.....  1,364  $ 22,806    8,507  $ 116,420   16,075  $ 433,869   2,052  $ 74,434   5,647  $147,560
                         ======  ========  =======  =========  =======  =========  ======  ========  ======  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                             Janus Aspen Series
                  -------------------------------------------------------------------------------------------------
                  Aggressive Growth                        Worldwide Growth        Balanced       Flexible Income
                      Portfolio       Growth Portfolio        Portfolio           Portfolio          Portfolio
                  ------------------  ------------------  -------------------  -----------------  ----------------
                   Units   $ Amount    Units   $ Amount    Units    $ Amount   Units   $ Amount   Units   $ Amount
                  -------  ---------  -------  ---------  -------  ----------  ------  ---------  ------  --------
Type I Units:
 Units
  Purchased......  12,369  $ 446,648   16,689  $ 567,608   38,292  $  777,339   6,407  $ 137,139     251  $  3,514
 Units Redeemed.. (15,335)  (553,762) (12,129)  (412,522) (28,491)   (578,381) (5,730)  (122,642) (1,278)  (17,865)
 Units
  Exchanged......  25,088    906,003   18,674    635,144   (6,785)   (137,733)  8,897    190,396     208     2,904
                  -------  ---------  -------  ---------  -------  ----------  ------  ---------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 1999.......  22,122  $ 798,889   23,234  $ 790,230    3,016  $   61,225   9,574  $ 204,893    (819) $(11,447)
                  =======  =========  =======  =========  =======  ==========  ======  =========  ======  ========
 Units
  Purchased......  10,645    522,136   15,555    529,230   17,285     781,260   8,479    204,547   2,277    36,036
 Units Redeemed.. (14,568)  (714,486) (17,458)  (593,959) (23,801) (1,075,772) (7,070)  (170,551)   (790)  (12,503)
 Units
  Exchanged......   8,822    432,611  (17,549)  (597,070)   2,903     131,207   5,699    137,472  (1,291)  (20,431)
                  -------  ---------  -------  ---------  -------  ----------  ------  ---------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2000.......   4,899  $ 240,261  (19,452) $(661,800)  (3,613) $ (163,305)  7,108  $ 171,467     196  $  3,102
                  =======  =========  =======  =========  =======  ==========  ======  =========  ======  ========
 Units
  Purchased......  18,271    477,503   20,539    586,290   31,345     740,278  12,746    302,608   2,214    34,307
 Units Redeemed.. (19,579)  (511,688) (16,335)  (466,279) (30,516)   (720,710) (9,234)  (219,236)   (794)  (12,305)
 Units
  Exchanged......  (8,901)  (232,630)   1,312     37,455   (3,688)    (87,090)  8,654    205,437   1,425    22,093
                  -------  ---------  -------  ---------  -------  ----------  ------  ---------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2001....... (10,209) $(266,815)   5,516  $ 157,466   (2,859) $  (67,522) 12,166  $ 288,809   2,845  $ 44,095
                  =======  =========  =======  =========  =======  ==========  ======  =========  ======  ========
                   International
                  Growth Portfolio
                  ------------------
                  Units   $ Amount
                  ------- ----------
Type I Units:
 Units
  Purchased......  6,335  $ 126,045
 Units Redeemed.. (4,045)   (80,483)
 Units
  Exchanged......  1,272     25,306
                  ------- ----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 1999.......  3,562  $  70,868
                  ======= ==========
 Units
  Purchased......  5,302    168,276
 Units Redeemed.. (4,304)  (136,590)
 Units
  Exchanged......  6,892    218,694
                  ------- ----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2000.......  7,890  $ 250,379
                  ======= ==========
 Units
  Purchased...... 11,636    229,951
 Units Redeemed.. (5,968)  (117,942)
 Units
  Exchanged......  2,319     45,828
                  ------- ----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2001.......  7,987  $ 157,837
                  ======= ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                           Janus Aspen
                             Series        Janus Aspen Series -- Service          Goldman Sachs Variable
                           (continued)                Shares                         Insurance Trust
                         ----------------  --------------------------------  -----------------------------------
                             Capital        Global Life         Global
                          Appreciation        Sciences        Technology       Growth and          Mid Cap
                            Portfolio        Portfolio        Portfolio       Income Fund        Value Fund
                         ----------------  ---------------  ---------------  ---------------  ------------------
                         Units   $ Amount  Units  $ Amount  Units  $ Amount  Units  $ Amount   Units   $ Amount
                         ------  --------  -----  --------  -----  --------  -----  --------  -------  ---------
Type I Units:
 Units Purchased........  2,077  $ 57,249    --   $   --      --   $   --     --    $   --      2,906  $  24,420
 Units Redeemed......... (2,197)  (60,555)   --       --      --       --      (8)      (72)     (160)    (1,345)
 Units Exchanged........ 14,138   389,776    --       --      --       --     (73)     (679)   44,496    373,851
                         ------  --------  -----  -------   -----  -------   ----   -------   -------  ---------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 1999..... 14,018  $386,471    --   $   --      --   $   --     (81)  $  (750)   47,242  $ 396,926
                         ======  ========  =====  =======   =====  =======   ====   =======   =======  =========
 Units Purchased........  3,681   147,172    104    1,094      34      361     18       150     1,553     11,720
 Units Redeemed......... (2,469)  (98,711)   (33)    (351)    (35)    (374)  (154)   (1,275)   (1,166)    (8,796)
 Units Exchanged........  1,075    42,978  4,191   44,099   7,802   82,724    172     1,422   (34,476)  (260,257)
                         ------  --------  -----  -------   -----  -------   ----   -------   -------  ---------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2000.....  2,287  $ 91,439  4,262  $44,841   7,801  $82,710     36   $   298   (34,089) $(257,333)
                         ======  ========  =====  =======   =====  =======   ====   =======   =======  =========
 Units Purchased........  4,438    96,860    981    8,808     627    3,675    836     6,799     9,658    111,261
 Units Redeemed......... (4,219)  (92,074)  (163)  (1,466)   (345)  (2,021)   (16)     (132)   (1,118)   (12,884)
 Units Exchanged........ (2,325)  (50,737)   971    8,708   1,487    8,705    (19)     (156)    7,689     88,583
                         ------  --------  -----  -------   -----  -------   ----   -------   -------  ---------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2001..... (2,106) $(45,951) 1,789  $16,050   1,769  $10,359    801   $ 6,511    16,229  $ 186,960
                         ======  ========  =====  =======   =====  =======   ====   =======   =======  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                               Salomon Brothers Variable Series Funds Inc.
                              --------------------------------------------------
                                Strategic                            Total
                                   Bond           Investors          Return
                                   Fund             Fund              Fund
                              ---------------  ----------------  ---------------
                              Units  $ Amount  Units   $ Amount  Units  $ Amount
                              -----  --------  ------  --------  -----  --------
Type I Units:
 Units Purchased.............   --   $   --       --   $    --      25  $   270
 Units Redeemed..............   --       --       (15)     (194)   (16)    (169)
 Units Exchanged.............   --       --       --        --      94    1,008
                              -----  -------   ------  --------  -----  -------
 Net increase (decrease) from
  capital transactions with
  policyholders during the
  year
  ended December 31, 1999....   --   $   --       (15) $   (194)   103  $ 1,110
                              =====  =======   ======  ========  =====  =======
 Units Purchased.............   --       --         9       139    345    3,824
 Units Redeemed..............    (2)     (17)     (23)     (356)   (61)    (679)
 Units Exchanged.............   102    1,075   10,119   156,272     12      138
                              -----  -------   ------  --------  -----  -------
 Net increase (decrease) from
  capital transactions with
  policyholders during the
  year
  ended December 31, 2000....   100  $ 1,058   10,105  $156,055    296  $ 3,282
                              =====  =======   ======  ========  =====  =======
 Units Purchased............. 1,367   15,562      266     4,189    540    6,057
 Units Redeemed..............  (192)  (2,184)    (516)   (8,137)  (153)  (1,718)
 Units Exchanged............. 2,376   27,062   11,432   180,636  1,424   15,981
                              -----  -------   ------  --------  -----  -------
 Net increase (decrease) from
  capital transactions with
  policyholders during the
  year
  ended December 31, 2001.... 3,551  $40,440   11,182  $176,688  1,811  $20,320
                              =====  =======   ======  ========  =====  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001


                                                         GE Investments Funds, Inc.
                  ---------------------------------------------------------------------------------------------------
                        S&P 500                Money                Total          International      Real Estate
                         Index                 Market               Return            Equity          Securities
                         Fund                   Fund                 Fund              Fund              Fund
                  --------------------  ---------------------  -----------------  ----------------  ----------------
                   Units    $ Amount     Units     $ Amount    Units   $ Amount   Units   $ Amount  Units   $ Amount
                  -------  -----------  --------  -----------  ------  ---------  ------  --------  ------  --------
Type II Units:
 Units
  Purchased......  28,289  $ 1,604,107   373,827  $ 6,559,765   2,488  $  93,435   8,139  $128,192   2,648  $ 40,353
 Units Redeemed..  (6,975)    (395,527)  (30,812)    (540,672) (1,341)   (50,357) (1,016)  (16,008) (1,241)  (18,912)
 Units
  Exchanged......  12,671      718,489  (292,484)  (5,132,395)    625     23,449     277     4,357   2,408    36,706
                  -------  -----------  --------  -----------  ------  ---------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  33,985  $ 1,927,069    50,531  $   886,697   1,772  $  66,527   7,400  $116,541   3,815  $ 58,147
                  =======  ===========  ========  ===========  ======  =========  ======  ========  ======  ========
 Units
  Purchased......  44,038    2,705,892   647,376   11,703,699   4,610    191,279   5,582    98,528   3,519    61,400
 Units Redeemed.. (10,727)    (659,129)  (48,574)    (878,154) (1,128)   (46,812) (2,260)  (39,900) (1,365)  (23,821)
 Units
  Exchanged......  15,638      960,914  (526,790)  (9,523,663)  1,933     80,184   3,533    62,367   5,691    99,308
                  -------  -----------  --------  -----------  ------  ---------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........  48,949  $ 3,007,677    72,012  $ 1,301,882   5,415  $ 224,651   6,855  $120,995   7,845  $136,888
                  =======  ===========  ========  ===========  ======  =========  ======  ========  ======  ========
 Units
  Purchased......  54,801    2,859,496   466,484    8,812,516   7,282    311,893   9,277   131,993   5,168   110,518
 Units Redeemed.. (22,277)  (1,162,380)  (74,788)  (1,412,847) (2,534)  (108,539) (1,986)  (28,262) (2,471)  (52,852)
 Units
  Exchanged......  14,570      760,292  (259,835)  (4,908,639)     96      4,102   1,922    27,352   4,990   106,708
                  -------  -----------  --------  -----------  ------  ---------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........  47,094  $ 2,457,408   131,861  $ 2,491,030   4,844  $ 207,456   9,213  $131,083   7,687  $164,374
                  =======  ===========  ========  ===========  ======  =========  ======  ========  ======  ========
                      Global
                      Income
                       Fund
                  -----------------
                  Units   $ Amount
                  ------- ---------
Type II Units:
 Units
  Purchased......    953  $10,338
 Units Redeemed..   (287)  (3,116)
 Units
  Exchanged......  3,476   37,692
                  ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  4,142  $44,914
                  ======= =========
 Units
  Purchased......  1,514   15,692
 Units Redeemed..   (596)  (6,174)
 Units
  Exchanged......    (50)    (520)
                  ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........    868  $ 8,997
                  ======= =========
 Units
  Purchased......  4,495   47,215
 Units Redeemed.. (1,067) (11,207)
 Units
  Exchanged......    345    3,620
                  ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........  3,773  $39,628
                  ======= =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                 GE Investments Funds, Inc. (continued)
                  ---------------------------------------------------------------------------------------------------------------
                      Mid-Cap                                 U.S.               Premier            Value           Small-Cap
                    Value Equity          Income             Equity           Growth Equity         Equity        Value Equity
                        Fund               Fund               Fund                Fund               Fund             Fund
                  -----------------  -----------------  ------------------  ------------------  ---------------  ----------------
                  Units   $ Amount   Units   $ Amount    Units   $ Amount    Units   $ Amount   Units  $ Amount  Units   $ Amount
                  ------  ---------  ------  ---------  -------  ---------  -------  ---------  -----  --------  ------  --------
Type II Units:
 Units
  Purchased...... 11,785  $ 196,036   2,123  $  22,181   11,266  $ 133,912    3,298  $  33,017    --   $    --      --   $    --
 Units Redeemed.. (3,542)   (58,922)   (353)    (3,691)  (2,158)   (25,654)    (475)    (4,759)   --        --      --        --
 Units
  Exchanged......  6,445    107,206     (10)      (102)   1,503     17,862    3,411     34,136    --        --      --        --
                  ------  ---------  ------  ---------  -------  ---------  -------  ---------  -----  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999........... 14,688  $ 244,320   1,760  $  18,388   10,611  $ 126,120    6,234  $  62,394    --   $    --      --   $    --
                  ======  =========  ======  =========  =======  =========  =======  =========  =====  ========  ======  ========
 Units
  Purchased...... 14,289    223,219   4,616     50,255   79,617  1,009,821   24,853    285,957    --        --      --        --
 Units Redeemed.. (3,416)   (53,373)   (790)    (8,597) (23,722)  (300,879)  (5,133)   (59,055)   --        --      --        --
 Units
  Exchanged......    (31)      (485)  5,555     60,485    8,173    103,657   16,059    184,775    --        --      --        --
                  ------  ---------  ------  ---------  -------  ---------  -------  ---------  -----  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000........... 10,842  $ 169,361   9,381  $ 102,143   64,068  $ 812,599   35,779  $ 411,677    --   $    --      --   $    --
                  ======  =========  ======  =========  =======  =========  =======  =========  =====  ========  ======  ========
 Units
  Purchased...... 21,811    374,781  15,321    180,034   25,747    299,943   38,997    407,855  7,004    63,094  34,151    88,486
 Units Redeemed.. (7,172)  (123,244) (5,096)   (59,886) (10,797)  (125,786) (14,387)  (150,468)  (706)   (6,362)   (854)   (9,618)
 Units
  Exchanged...... 14,156    243,249   6,992     82,164   11,372    132,481   10,810    113,051  2,033    18,310   1,745    19,639
                  ------  ---------  ------  ---------  -------  ---------  -------  ---------  -----  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001........... 28,795  $ 494,786  17,217  $ 202,312   26,322  $ 306,638   35,420  $ 370,438  8,331  $ 75,042  35,042  $ 98,507
                  ======  =========  ======  =========  =======  =========  =======  =========  =====  ========  ======  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                            Oppenheimer Variable Account Funds
                  -----------------------------------------------------------------------------------------------
                                         Capital            Aggressive             High             Multiple
                        Bond           Appreciation           Growth              Income           Strategies
                      Fund/VA            Fund/VA             Fund/VA             Fund/VA            Fund/VA
                  -----------------  -----------------  -------------------  -----------------  -----------------
                  Units   $ Amount   Units   $ Amount   Units    $ Amount    Units   $ Amount   Units   $ Amount
                  ------  ---------  ------  ---------  ------  -----------  ------  ---------  ------  ---------
Type II Units:
 Units
  Purchased......  2,591  $  60,341   5,822  $ 336,129   1,518  $    94,178   3,721  $ 131,577   2,421  $  79,683
 Units Redeemed.. (1,242)   (28,932) (1,227)   (70,871)   (600)     (37,212)   (557)   (19,688)   (294)    (9,671)
 Units
  Exchanged......  4,538    105,706   1,282     73,980     391       24,222   2,515     88,970     (67)    (2,201)
                  ------  ---------  ------  ---------  ------  -----------  ------  ---------  ------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  5,887  $ 137,115   5,877  $ 339,239   1,309  $    81,188   5,679  $ 200,860   2,060  $  67,811
                  ======  =========  ======  =========  ======  ===========  ======  =========  ======  =========
 Units
  Purchased......  3,727     90,483   8,639    667,072   7,531      725,209   3,789    128,842   6,711    245,158
 Units Redeemed.. (1,594)   (38,698) (1,957)  (151,092) (1,289)    (124,179) (1,190)   (40,459)   (623)   (22,746)
 Units
  Exchanged......    548     13,291   4,361    336,818   4,683      450,945  21,506    731,299   2,226     81,301
                  ------  ---------  ------  ---------  ------  -----------  ------  ---------  ------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2000.......  2,681  $  65,076  11,043  $ 852,798  10,925  $ 1,051,974  24,105  $ 819,681   8,314  $ 303,714
                  ======  =========  ======  =========  ======  ===========  ======  =========  ======  =========
 Units
  Purchased......  4,139    107,303   8,891    644,700   9,843      652,060   5,246    184,452   3,403    114,810
 Units Redeemed.. (2,460)   (63,781) (4,265)  (309,272) (3,611)    (239,217) (2,286)   (80,366) (5,672)  (191,335)
 Units
  Exchanged......  8,096    209,908   3,897    282,617  (1,606)    (106,383)    355     12,466   1,605     54,128
                  ------  ---------  ------  ---------  ------  -----------  ------  ---------  ------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2001.......  9,775  $ 253,430   8,523  $ 618,045   4,626  $   306,460   3,315  $ 116,552    (664) $ (22,397)
                  ======  =========  ======  =========  ======  ===========  ======  =========  ======  =========
                    Oppenheimer Variable Account
                       Funds -- Class 2 Shares
                  -------------------------------------
                       Global          Main Street
                     Securities      Growth & Income
                      Fund/VA            Fund/VA
                  ------------------ ------------------
                  Units   $ Amount   Units   $ Amount
                  ------- ---------- ------- ----------
Type II Units:
 Units
  Purchased......    --   $     --      --   $     --
 Units Redeemed..    --         --      --         --
 Units
  Exchanged......    --         --      --         --
                  ------- ---------- ------- ----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........    --   $     --      --   $     --
                  ======= ========== ======= ==========
 Units
  Purchased......    --         --      --         --
 Units Redeemed..    --         --      --         --
 Units
  Exchanged......    --         --      --         --
                  ------- ---------- ------- ----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2000.......    --   $      --     --   $     --
                  ======= ========== ======= ==========
 Units
  Purchased...... 17,072    145,286  17,647    144,665
 Units Redeemed.. (2,231)   (18,985) (2,377)   (19,486)
 Units
  Exchanged......  6,873     58,488   6,476     53,086
                  ------- ---------- ------- ----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended December
  31, 2001....... 21,714  $ 184,789  21,746  $ 178,265
                  ======= ========== ======= ==========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                             Variable Insurance Products
                           Variable Insurance Products Fund                    Fund -- Service Class 2
                  -------------------------------------------------------  ----------------------------------
                   Equity-Income          Growth            Overseas        Equity-Income        Growth
                     Portfolio           Portfolio          Portfolio         Portfolio         Portfolio
                  -----------------  ------------------  ----------------  ----------------  ----------------
                  Units   $ Amount   Units    $ Amount   Units   $ Amount  Units   $ Amount  Units   $ Amount
                  ------  ---------  ------  ----------  ------  --------  ------  --------  ------  --------
Type II Units:
 Units
  Purchased......  6,469  $ 299,186   8,198  $  556,080   3,033  $ 87,683     --   $    --      --   $    --
 Units Redeemed.. (1,928)   (89,169) (1,568)   (106,373)   (669)  (19,340)    --        --      --        --
 Units
  Exchanged......  1,232     57,005   4,342     294,551     868    25,078     --        --      --        --
                  ------  ---------  ------  ----------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  5,773  $ 267,022  10,972  $  744,257   3,232  $ 93,421     --   $    --      --   $    --
                  ======  =========  ======  ==========  ======  ========  ======  ========  ======  ========
 Units
  Purchased...... 10,355    495,673  14,836   1,204,941   1,494    52,093     --        --      --        --
 Units Redeemed.. (1,780)   (85,244) (3,200)   (259,916) (1,226)  (42,761)    --        --      --        --
 Units
  Exchanged......    847     40,560   2,917     236,935   1,860    64,879     --        --      --        --
                  ------  ---------  ------  ----------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........  9,422  $ 450,989  14,553  $1,181,960   2,128  $ 74,210     --   $    --      --   $    --
                  ======  =========  ======  ==========  ======  ========  ======  ========  ======  ========
 Units
  Purchased......  6,584    330,212  11,756     788,090   3,121    99,472  18,295   182,605  40,726   304,507
 Units Redeemed.. (4,165)  (208,906) (5,541)   (371,442) (1,960)  (62,471) (1,878)  (18,740) (5,033)  (37,629)
 Units
  Exchanged......  3,439    172,494     750      50,279     230     7,334   9,375    93,570  25,095   187,635
                  ------  ---------  ------  ----------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........  5,858  $ 293,800   6,965  $  466,927   1,391  $ 44,335  25,792  $257,435  60,788  $454,513
                  ======  =========  ======  ==========  ======  ========  ======  ========  ======  ========
                                                         Variable Insurance
                   Variable Insurance Products Fund      Products Fund II --
                                  II                       Service Class 2
                  -------------------------------------- ---------------------
                   Asset Manager        Contrafund           Contrafund
                     Portfolio          Portfolio             Portfolio
                  ----------------- -------------------- ---------------------
                  Units   $ Amount   Units    $ Amount    Units     $ Amount
                  ------- --------- -------- ----------- --------- -----------
Type II Units:
 Units
  Purchased......  1,964  $ 59,395   16,460  $  475,296       --   $      --
 Units Redeemed..   (279)   (8,447)  (3,908)   (112,838)      --          --
 Units
  Exchanged......     85     2,582   13,182     380,649       --          --
                  ------- --------- -------- ----------- --------- -----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  1,770  $ 53,529   25,734  $  743,107       --   $      --
                  ======= ========= ======== =========== ========= ===========
 Units
  Purchased......  4,225   130,372   46,731   1,523,897         6          47
 Units Redeemed.. (1,009)  (31,136)  (6,384)   (208,177)       (2)        (15)
 Units
  Exchanged......    737    22,727   13,836     451,202       --          --
                  ------- --------- -------- ----------- --------- -----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........  3,953  $121,962   54,183  $1,766,922         4  $       32
                  ======= ========= ======== =========== ========= ===========
 Units
  Purchased......  3,029    92,828   23,928     665,959    22,085     177,998
 Units Redeemed.. (1,419)  (43,495) (13,309)   (370,417)   (2,775)    (22,363)
 Units
  Exchanged......   (120)   (3,669)   3,744     104,216     4,386      35,345
                  ------- --------- -------- ----------- --------- -----------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........  1,490  $ 45,664   14,363  $  399,758    23,696  $  190,980
                  ======= ========= ======== =========== ========= ===========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                 Variable Insurance
                            Variable Insurance              Products Fund III -- Service
                             Products Fund III                         Class 2
                     ------------------------------------  ----------------------------------
                         Growth &            Growth                             Growth &
                          Income          Opportunities        Mid Cap           Income
                         Portfolio          Portfolio         Portfolio         Portfolio
                     ------------------  ----------------  ----------------  ----------------
                      Units   $ Amount   Units   $ Amount  Units   $ Amount  Units   $ Amount
                     -------  ---------  ------  --------  ------  --------  ------  --------
Type II Units:
 Units
  Purchased......     22,463  $ 381,685   7,729  $119,613     --   $    --      --   $    --
 Units Redeemed..     (4,505)   (76,543) (1,923)  (29,754)    --        --      --        --
 Units
  Exchanged......      5,886    100,014   4,477    69,294     --        --      --        --
                     -------  ---------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 1999.. 23,844  $ 405,155  10,283  $159,152     --   $    --      --   $    --
                     =======  =========  ======  ========  ======  ========  ======  ========
 Units
  Purchased......     33,328    564,975   9,434   137,997       4        47     --        --
 Units Redeemed..     (7,576)  (128,420) (3,243)  (47,429)     (1)      (15)    --        --
 Units
  Exchanged......        804     13,627   1,759    25,738     --        --      --        --
                     -------  ---------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2000.. 26,556  $ 450,182   7,950  $116,307       3  $     32     --   $    --
                     =======  =========  ======  ========  ======  ========  ======  ========
 Units
  Purchased......     23,870    357,624   9,799   126,613  10,001    93,186  11,882   104,157
 Units Redeemed..    (16,707)  (250,311) (4,688)  (60,577) (1,122)  (10,455) (1,364)  (11,954)
 Units
  Exchanged......        518      7,761    (951)  (12,291)  3,473    32,364   3,137    27,502
                     -------  ---------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2001..  7,681  $ 115,074   4,160  $ 53,745  12,352  $115,095  13,655  $119,705
                     =======  =========  ======  ========  ======  ========  ======  ========
                                       Federated Insurance Series
                     -----------------------------------------------------------------------
                         American            High                           International
                         Leaders          Income Bond         Utility       Small Company
                         Fund II            Fund II           Fund II          Fund II
                     ------------------ ----------------- ----------------- ----------------
                     Units   $ Amount   Units   $ Amount  Units   $ Amount  Units  $ Amount
                     ------- ---------- ------- --------- ------- --------- ------ ---------
Type II Units:
 Units
  Purchased......     9,243  $ 171,340   5,365  $ 85,113   2,927  $ 57,296    --   $   --
 Units Redeemed..    (1,631)   (30,228)   (812)  (12,883) (1,047)  (20,496)   --       --
 Units
  Exchanged......     3,735     69,233   2,531    40,164   4,176    81,721    --       --
                     ------- ---------- ------- --------- ------- --------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 1999..11,347  $ 210,345   7,084  $112,394   6,056  $118,522    --   $   --
                     ======= ========== ======= ========= ======= ========= ====== =========
 Units
  Purchased......     7,800    136,683   6,245    96,659   2,366    43,626    --       --
 Units Redeemed..    (2,414)   (42,300) (1,237)  (19,147)   (631)  (11,629)   --       --
 Units
  Exchanged......      (747)   (13,097) (1,862)  (28,820)  3,128    57,700    --       --
                     ------- ---------- ------- --------- ------- --------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2000.. 4,639  $  81,287   3,146  $ 48,692   4,863  $ 89,696    --   $   --
                     ======= ========== ======= ========= ======= ========= ====== =========
 Units
  Purchased......     7,438    140,087   5,902    87,963   4,429    77,425  3,710   21,728
 Units Redeemed..    (7,255)  (136,643) (2,454)  (36,572) (2,441)  (42,683)   (95)    (557)
 Units
  Exchanged......     4,343     81,786   2,228    33,213   2,286    39,966     20      116
                     ------- ---------- ------- --------- ------- --------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2001.. 4,526  $  85,230   5,676  $ 84,604   4,274  $ 74,708  3,635  $21,287
                     ======= ========== ======= ========= ======= ========= ====== =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                           Federated
                           Insurance
                           Series --
                             Service                                                PBHG Insurance Series Fund,
                             Shares               Alger American Fund                          Inc.
                         ---------------  --------------------------------------  ----------------------------------
                              High             Small              LargeCap          PBHG Large           PBHG
                          Income Bond      Capitalization          Growth           Cap Growth         Growth II
                            Fund II          Portfolio           Portfolio           Portfolio         Portfolio
                         ---------------  -----------------  -------------------  ----------------  ----------------
                         Units  $ Amount   Units   $ Amount   Units    $ Amount   Units   $ Amount  Units   $ Amount
                         -----  --------  -------  --------  -------  ----------  ------  --------  ------  --------
Type II Units:
 Units Purchased........   --   $   --      9,990  $139,735   24,310  $  545,529   1,792  $ 28,559   1,601  $ 31,608
 Units Redeemed.........   --       --     (1,906)  (26,657)  (4,670)   (104,803)   (800)  (12,747)   (290)   (5,734)
 Units Exchanged........   --       --      4,696    65,678   17,028     382,117     709    11,288   3,114    61,488
                         -----  -------   -------  --------  -------  ----------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 1999.....   --   $   --     12,780  $178,756   36,668  $  822,843   1,701  $ 27,101   4,425  $ 87,362
                         =====  =======   =======  ========  =======  ==========  ======  ========  ======  ========
 Units Purchased........   --       --     22,719   381,323   63,374   1,668,250   7,754   226,325  15,546   382,478
 Units Redeemed.........   --       --     (4,387)  (73,633)  (8,825)   (232,311) (1,581)  (46,149) (2,060)  (50,690)
 Units Exchanged........   --       --     11,015   184,880   14,478     381,103   7,439   217,113  14,346   352,955
                         -----  -------   -------  --------  -------  ----------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2000.....   --   $   --     29,347  $492,569   69,027  $1,817,042  13,612  $397,288  27,832  $684,742
                         =====  =======   =======  ========  =======  ==========  ======  ========  ======  ========
 Units Purchased........ 1,827   17,541    30,583   308,627   30,253     667,622  12,666   292,749  15,196   201,433
 Units Redeemed.........  (327)  (3,144)  (11,859) (119,674) (19,721)   (435,197) (5,502) (127,166) (6,396)  (84,785)
 Units Exchanged........ 2,227   21,382     2,454    24,766    6,713     148,132   4,368   100,976   1,197    15,860
                         -----  -------   -------  --------  -------  ----------  ------  --------  ------  --------
 Net increase (decrease)
  from capital
  transactions with
  policyholders during
  the year ended
  December 31, 2001..... 3,727  $35,779    21,178  $213,719   17,245  $  380,557  11,532  $266,559   9,997  $132,508
                         =====  =======   =======  ========  =======  ==========  ======  ========  ======  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                            Janus Aspen Series
                  ----------------------------------------------------------------------------------------------------------
                      Aggressive                                   Worldwide                                  Flexible
                        Growth                Growth                Growth               Balanced              Income
                       Portfolio             Portfolio             Portfolio             Portfolio           Portfolio
                  --------------------  --------------------  --------------------  --------------------  -----------------
                   Units    $ Amount     Units    $ Amount     Units    $ Amount     Units    $ Amount    Units   $ Amount
                  -------  -----------  -------  -----------  -------  -----------  -------  -----------  ------  ---------
Type II Units:
 Units
  Purchased......  20,475  $   635,489   25,736  $   728,367   27,011  $   757,878   18,588  $   405,751   3,248  $  44,435
 Units Redeemed..  (3,966)    (123,097)  (4,982)    (140,990)  (8,156)    (228,826)  (4,493)     (98,072)   (612)    (8,368)
 Units
  Exchanged......  16,837      522,555   17,635      499,115   10,749      301,607    3,842       83,862   5,581     76,349
                  -------  -----------  -------  -----------  -------  -----------  -------  -----------  ------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  33,346  $ 1,034,947   38,389  $ 1,086,492   29,604  $   830,659   17,937  $   391,541   8,217  $ 112,416
                  =======  ===========  =======  ===========  =======  ===========  =======  ===========  ======  =========
 Units
  Purchased......  40,498    2,071,196   62,852    2,191,429   76,826    3,095,718   77,905    1,941,819   4,109     57,834
 Units Redeemed.. (10,933)    (559,116)  (9,611)    (335,096) (10,547)    (424,986)  (7,047)    (175,646) (1,906)   (26,827)
 Units
  Exchanged......  17,382      889,009   26,573      926,485   17,721      714,062   10,273      256,058   4,522     63,641
                  -------  -----------  -------  -----------  -------  -----------  -------  -----------  ------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........  46,947  $ 2,401,089   79,814  $ 2,782,819   84,000  $ 3,384,795   81,131  $ 2,022,230   6,725  $  94,649
                  =======  ===========  =======  ===========  =======  ===========  =======  ===========  ======  =========
 Units
  Purchased......  39,239    1,137,655   32,782      959,195   37,061    1,162,432   44,784    1,071,372   9,477    138,460
 Units Redeemed.. (16,790)    (486,793) (18,163)    (531,428) (20,155)    (632,165) (17,935)    (429,054) (6,658)   (97,280)
 Units
  Exchanged......  (5,237)    (151,833)  (6,769)    (198,067)  (4,463)    (139,989)  11,418      273,156   4,691     68,545
                  -------  -----------  -------  -----------  -------  -----------  -------  -----------  ------  ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........  17,212  $   499,029    7,850  $   229,700   12,443  $   390,278   38,267  $   915,474   7,510  $ 109,725
                  =======  ===========  =======  ===========  =======  ===========  =======  ===========  ======  =========
                    International           Capital
                       Growth            Apperciation
                      Portfolio            Portfolio
                  ------------------- ---------------------
                   Units   $ Amount    Units    $ Amount
                  -------- ---------- -------- ------------
Type II Units:
 Units
  Purchased......   9,638  $ 173,947   27,320  $   659,806
 Units Redeemed..  (4,181)   (75,460)  (3,979)     (96,114)
 Units
  Exchanged......  18,259    329,514   18,547      447,917
                  -------- ---------- -------- ------------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  23,716  $ 428,001   41,888  $ 1,011,610
                  ======== ========== ======== ============
 Units
  Purchased......  21,102    647,215   58,726    1,877,205
 Units Redeemed..  (4,974)  (152,561)  (8,727)    (278,920)
 Units
  Exchanged......  12,859    394,411   15,688      501,492
                  -------- ---------- -------- ------------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........  28,987  $ 889,064   65,687  $ 2,099,777
                  ======== ========== ======== ============
 Units
  Purchased......  25,741    573,163   34,005      871,376
 Units Redeemed.. (12,396)  (276,034) (17,489)    (448,148)
 Units
  Exchanged......   8,348    185,884   (6,219)    (159,365)
                  -------- ---------- -------- ------------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........  21,693  $ 483,013   10,297  $   263,863
                  ======== ========== ======== ============

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                   Janus Aspen Series -- Service Shares
                     -------------------------------------------------------------------------------------------------------------
                        Global Life          Global          Aggressive          Capital          Worldwide       International
                         Sciences          Technology          Growth         Appreciation         Growth            Growth
                         Portfolio          Portfolio         Portfolio         Portfolio         Portfolio         Portfolio
                     ------------------  ----------------  ----------------  ----------------  ----------------  ----------------
                      Units   $ Amount   Units   $ Amount  Units   $ Amount  Units   $ Amount  Units   $ Amount  Units   $ Amount
                     -------  ---------  ------  --------  ------  --------  ------  --------  ------  --------  ------  --------
Type II Units:
 Units Purchased..       --   $     --      --   $    --      --   $    --      --   $    --      --   $    --      --   $    --
 Units Redeemed..        --         --      --        --      --        --      --        --      --        --      --        --
 Units Exchanged..       --         --      --        --      --        --      --        --      --        --      --        --
                     -------  ---------  ------  --------  ------  --------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 1999..    --   $     --      --   $    --      --   $    --      --   $    --      --   $    --      --   $    --
                     =======  =========  ======  ========  ======  ========  ======  ========  ======  ========  ======  ========
 Units Purchased..       469      5,030   3,278    31,497     --        --      --        --      --        --      --        --
 Units Redeemed..       (140)    (1,499)   (259)   (2,491)    --        --      --        --      --        --      --        --
 Units Exchanged..    12,612    135,403   9,075    87,174     --        --      --        --      --        --      --        --
                     -------  ---------  ------  --------  ------  --------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2000.. 12,941  $ 138,935  12,094  $116,180     --   $    --      --   $    --      --   $    --      --   $    --
                     =======  =========  ======  ========  ======  ========  ======  ========  ======  ========  ======  ========
 Units Purchased..     9,913     99,524  17,332    84,975  25,967   124,909  18,110   122,926  16,270   118,480   6,531    46,389
 Units Redeemed..    (10,274)  (103,150) (2,294)  (11,249) (3,874)  (18,634) (1,772)  (12,027) (2,536)  (18,466) (1,245)   (8,842)
 Units Exchanged..     2,203     22,119  (2,630)  (12,894)  6,302    30,315   2,874    19,510   9,206    67,045  11,920    84,668
                     -------  ---------  ------  --------  ------  --------  ------  --------  ------  --------  ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2001..  1,842  $  18,493  12,408  $ 60,832  28,395  $136,590  19,212  $130,409  22,940  $167,059  17,206  $122,215
                     =======  =========  ======  ========  ======  ========  ======  ========  ======  ========  ======  ========
                        Balanced           Growth
                        Portfolio         Portfolio
                     ----------------- -----------------
                     Units   $ Amount  Units   $ Amount
                     ------- --------- ------- ---------
Type II Units:
 Units Purchased..      --   $    --      --   $    --
 Units Redeemed..       --        --      --        --
 Units Exchanged..      --        --      --        --
                     ------- --------- ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 1999..   --   $    --      --   $    --
                     ======= ========= ======= =========
 Units Purchased..      --        --      --        --
 Units Redeemed..       --        --      --        --
 Units Exchanged..      --        --      --        --
                     ------- --------- ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2000..   --   $    --      --   $    --
                     ======= ========= ======= =========
 Units Purchased..   49,623   461,037  12,626    88,364
 Units Redeemed..    (4,514)  (41,945) (2,156)  (15,092)
 Units Exchanged..   16,099   149,570  10,617    74,307
                     ------- --------- ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2001..61,208  $568,662  21,087  $147,579
                     ======= ========= ======= =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                           Goldman Sachs
                     Variable Insurance Trust          Salomon Brothers Variable Series Funds Inc.
                  ----------------------------------  ---------------------------------------------------
                    Growth and          Mid Cap          Strategic                            Total
                      Income             Value             Bond            Investors          Return
                       Fund              Fund              Fund              Fund              Fund
                  ----------------  ----------------  ----------------  ----------------  ---------------
                  Units   $ Amount  Units   $ Amount  Units   $ Amount  Units   $ Amount  Units  $ Amount
                  ------  --------  ------  --------  ------  --------  ------  --------  -----  --------
Type II Units:
 Units
  Purchased......  1,560  $ 14,501   2,252  $ 18,585   5,549  $ 56,140     548  $  7,246      6  $    74
 Units Redeemed..   (396)   (3,687)   (478)   (3,942)   (286)   (2,890)    (53)     (704)    (4)     (48)
 Units
  Exchanged......     35       329  (5,286)  (43,632)    173     1,755     128     1,695    --       --
                  ------  --------  ------  --------  ------  --------  ------  --------  -----  -------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  1,199  $ 11,143  (3,512) $(28,990)  5,436  $ 55,005     623  $  8,237      2  $    26
                  ======  ========  ======  ========  ======  ========  ======  ========  =====  =======
 Units
  Purchased......  9,882    90,107   9,618    90,774   1,280    13,416   2,355    34,743    246    2,767
 Units Redeemed..   (800)   (7,292) (1,110)  (10,475)   (807)   (8,453)   (287)   (4,238)   (26)    (287)
 Units
  Exchanged......  1,739    15,852  17,815   168,139   3,077    32,259  11,373   167,798      6       67
                  ------  --------  ------  --------  ------  --------  ------  --------  -----  -------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000........... 10,821  $ 98,667  26,323  $248,438   3,550  $ 37,222  13,441  $198,304    226  $ 2,547
                  ======  ========  ======  ========  ======  ========  ======  ========  =====  =======
 Units
  Purchased......  3,064    22,004  12,356   142,280   8,873    99,792   5,087    79,045  3,182   35,396
 Units Redeemed.. (2,103)  (15,099) (6,487)  (74,703) (1,461)  (16,431) (2,175)  (33,791)  (337)  (3,749)
 Units
  Exchanged......    (89)     (642) 36,535   420,673   5,892    66,269  14,898   231,561    186    2,066
                  ------  --------  ------  --------  ------  --------  ------  --------  -----  -------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........    872  $  6,263  42,404  $488,250  13,304  $149,630  17,810  $276,815  3,031  $33,713
                  ======  ========  ======  ========  ======  ========  ======  ========  =====  =======
                             Dreyfus
                  ---------------------------------
                                      Dreyfus
                   The Dreyfus       Investment
                     Socially       Portfolios-
                   Responsible        Emerging
                   Growth Fund,       Markets
                       Inc.          Portfolio
                  ---------------- ----------------
                  Units  $ Amount  Units  $ Amount
                  ------ --------- ------ ---------
Type II Units:
 Units
  Purchased......   --   $   --     --    $   --
 Units Redeemed..   --       --     --        --
 Units
  Exchanged......   --       --     --        --
                  ------ --------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........   --   $   --     --    $   --
                  ====== ========= ====== =========
 Units
  Purchased......     6       47    --        --
 Units Redeemed..    (2)     (15)   --        --
 Units
  Exchanged......   --       --     --        --
                  ------ --------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........     4  $    32    --    $   --
                  ====== ========= ====== =========
 Units
  Purchased...... 4,356   31,492    968     8,227
 Units Redeemed..  (897)  (6,483)  (123)   (1,044)
 Units
  Exchanged......   510    3,691     61       517
                  ------ --------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001........... 3,969  $28,700    906   $ 7,700
                  ====== ========= ====== =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                                                                                Rydex
                                     MFS Variable Insurance Trust                          Variable Trust
                     --------------------------------------------------------------------  ----------------
                        MFS New        MFS Investors
                       Discovery       Growth Stock     MFS Investors      MFS Utility
                         Series           Series         Trust Series        Series           OTC Fund
                     ---------------  ----------------  ---------------  ----------------  ----------------
                     Units  $ Amount  Units   $ Amount  Units  $ Amount  Units   $ Amount  Units   $ Amount
                     -----  --------  ------  --------  -----  --------  ------  --------  ------  --------
Type II Units:
 Units Purchased..     --   $   --       --   $   --      --   $   --       --   $    --      --   $   --
 Units Redeemed..      --       --       --       --      --       --       --        --      --       --
 Units Exchanged..     --       --       --       --      --       --       --        --      --       --
                     -----  -------   ------  -------   -----  -------   ------  --------  ------  -------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 1999..  --   $   --       --   $   --      --   $   --       --   $    --      --   $   --
                     =====  =======   ======  =======   =====  =======   ======  ========  ======  =======
 Units Purchased..       6       47      --       --      --       --       --        --        4       31
 Units Redeemed..       (2)     (15)     --       --      --       --       --        --       (1)     (10)
 Units Exchanged..     --       --       --       --      --       --       --        --      --       --
                     -----  -------   ------  -------   -----  -------   ------  --------  ------  -------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2000..    4  $    32      --   $   --      --   $   --       --   $    --        3  $    21
                     =====  =======   ======  =======   =====  =======   ======  ========  ======  =======
 Units Purchased..   5,428   42,247    9,927   62,346   6,983   57,502   18,121   151,260   4,233   18,451
 Units Redeemed..     (712)  (5,541)    (885)  (5,558)   (593)  (4,881)  (2,946)  (24,591) (1,038)  (4,523)
 Units Exchanged..   3,178   24,739    2,341   14,701   2,607   21,467   10,737    89,620   1,830    7,976
                     -----  -------   ------  -------   -----  -------   ------  --------  ------  -------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2001..7,894  $61,445   11,383  $71,489   8,997  $74,088   25,912  $216,289   5,025  $21,904
                     =====  =======   ======  =======   =====  =======   ======  ========  ======  =======
                      Alliance Variable Products Series Fund, Inc.
                     -----------------------------------------------------
                         Premier          Growth and
                         Growth             Income            Quasar
                          Fund            Portfolio         Portfolio
                     ----------------- ------------------ ----------------
                     Units   $ Amount  Units   $ Amount   Units  $ Amount
                     ------- --------- ------- ---------- ------ ---------
Type II Units:
 Units Purchased..      --   $    --      --   $     --     --   $   --
 Units Redeemed..       --        --      --         --     --       --
 Units Exchanged..      --        --      --         --     --       --
                     ------- --------- ------- ---------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 1999..   --   $     --     --   $      --    --   $   --
                     ======= ========= ======= ========== ====== =========
 Units Purchased..        6        47     --         --     --       --
 Units Redeemed..        (2)      (15)    --         --     --       --
 Units Exchanged..      --        --      --         --     --       --
                     ------- --------- ------- ---------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2000..     4  $     32     --   $      --    --   $    --
                     ======= ========= ======= ========== ====== =========
 Units Purchased..   10,298    76,621  29,150    298,144  2,430   18,293
 Units Redeemed..    (1,873)  (13,935) (3,060)   (31,297)  (523)  (3,938)
 Units Exchanged..    7,912    58,865  16,521    168,984  1,385   10,429
                     ------- --------- ------- ---------- ------ ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31, 2001..16,337  $121,551  42,611  $ 435,831  3,292  $24,784
                     ======= ========= ======= ========== ====== =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                        AIM Variable Insurance Funds, Inc.
                  ----------------------------------------------------
                     AIM V.I.
                      Capital          AIM V.I.          AIM V.I.
                   Appreciation         Growth             Value
                       Fund              Fund              Fund
                  ----------------  ----------------  ----------------
                  Units   $ Amount  Units   $ Amount  Units   $ Amount
                  ------  --------  ------  --------  ------  --------
Type II Units:
 Units
  Purchased......    --   $    --      --   $   --       --   $    --
 Units Redeemed..    --        --      --       --       --        --
 Units
  Exchanged......    --        --      --       --       --        --
                  ------  --------  ------  -------   ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........    --   $    --      --   $   --       --   $    --
                  ======  ========  ======  =======   ======  ========
 Units
  Purchased......      6        47     --       --       --        --
 Units Redeemed..     (2)      (15)    --       --       --        --
 Units
  Exchanged......    --        --      --       --       --        --
                  ------  --------  ------  -------   ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........      4  $     32     --   $   --       --   $    --
                  ======  ========  ======  =======   ======  ========
 Units
  Purchased...... 14,717    90,280  12,062   67,056   16,751   136,367
 Units Redeemed.. (2,279)  (13,980) (2,832) (15,742)  (2,660)  (21,655)
 Units
  Exchanged......  4,061    24,915   7,067   39,292    5,237    42,628
                  ------  --------  ------  -------   ------  --------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001........... 16,499  $101,215  16,297  $90,606   19,328  $157,340
                  ======  ========  ======  =======   ======  ========
                                 PIMCO Variable Insurance Trust
                  -------------------------------------------------------------------
                                  Long-Term U.S.        High             Total
                   Foreign Bond     Government       Yield Bond       Return Bond
                    Portfolio     Bond Portfolio        Fund             Fund
                  --------------- ---------------- ---------------- -----------------
                  Units  $ Amount Units  $ Amount  Units  $ Amount  Units   $ Amount
                  ------ -------- ------ --------- ------ --------- ------- ---------
Type II Units:
 Units
  Purchased......  --     $  --     --   $   --      --   $   --       --   $    --
 Units Redeemed..  --        --     --       --      --       --       --        --
 Units
  Exchanged......  --        --     --       --      --       --       --        --
                  ------ -------- ------ --------- ------ --------- ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  1999...........  --     $  --     --   $   --      --   $   --       --   $    --
                  ====== ======== ====== ========= ====== ========= ======= =========
 Units
  Purchased......  --        --     --       --      --       --       --        --
 Units Redeemed..  --        --     --       --      --       --       --        --
 Units
  Exchanged......  --        --     --       --      --       --       --        --
                  ------ -------- ------ --------- ------ --------- ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2000...........  --     $  --     --   $   --      --   $   --       --   $    --
                  ====== ======== ====== ========= ====== ========= ======= =========
 Units
  Purchased......  614     6,661  4,949   56,723   4,345   43,002    5,487    60,277
 Units Redeemed.. (130)   (1,410)  (772)  (8,853)   (640)  (6,327)    (645)   (7,086)
 Units
  Exchanged......  239     2,587  4,505   51,636   1,097   10,856    5,355    58,827
                  ------ -------- ------ --------- ------ --------- ------- ---------
 Net increase
  (decrease) from
  capital
  transactions
  with
  policyholders
  during the year
  ended
  December 31,
  2001...........  723    $7,838  8,682  $99,506   4,802  $47,531   10,197  $112,018
                  ====== ======== ====== ========= ====== ========= ======= =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

(6) Financial Highlights

  A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios, for the year or lesser period ended December 31, 2001, follows.

  Expenses as a percentage of average net assets represent the annualized contract expenses of the separate account, consisting of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying funds are excluded.

  The investment income ratio represents the ordinary dividends received by the subaccount from the underlying mutual fund, divided by average net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of ordinary dividends by the underlying fund in which the subaccounts invest.

  The total return for the period indicated includes changes in the value of the underlying fund and reflects deductions for all items included in the expense ratio.

                                Year or lesser period ended December 31, 2001
                         ------------------------------------------------------------
                                Net Assets         Expenses as a
                         ------------------------- % of Average   Investment   Total
                          Units  Unit Value  000s   Net Assets   Income Ratio Return
                         ------- ---------- ------ ------------- ------------ -------
Type I:
GE Investments Funds,
Inc.:
 S&P 500 Index Fund.....  88,043   $49.38   $4,348     0.70%         1.09%    (12.88)%
 Money Market Fund...... 131,894    19.32    2,548     0.70%         3.82%      3.24 %
 Total Return Fund......  29,464    40.16    1,183     0.70%         1.14%     (3.57)%
 International Equity
 Fund...................   8,794    13.04      115     0.70%         1.05%    (21.42)%
 Real Estate Securities
 Fund...................  19,511    22.12      432     0.70%         4.09%     11.05 %
 Global Income Fund.....   4,666    10.24       48     0.70%         0.00%     (2.37)%
 Mid-Cap Value Equity
 Fund...................  16,101    17.44      281     0.70%         0.89%     (0.38)%
 Income Fund............  33,971    12.33      419     0.70%         5.04%      6.67 %
 U.S. Equity Fund.......   6,600    11.41       75     0.70%         0.74%     (9.12)%
 Premier Growth Equity
 Fund...................  16,957    10.02      170     0.70%         0.12%     (9.78)%
Oppenheimer Variable
Account Funds:
 Bond Fund/VA...........  21,130    26.23      554     0.70%         6.40%      7.03 %
 Capital Appreciation
 Fund/VA................  60,645    62.80    3,809     0.70%         0.62%    (13.19)%
 Aggressive Growth
 Fund/VA................  75,849    49.81    3,778     0.70%         0.96%    (31.75)%
 High Income Fund/VA....  51,746    34.30    1,775     0.70%        10.05%      1.25 %
 Multiple Strategies
 Fund/VA................  25,511    37.25      950     0.70%         3.71%      1.50 %
Variable Insurance
Products Fund:
 Equity-Income
 Portfolio.............. 134,736    47.84    6,446     0.70%         1.67%     (5.62)%
 Growth Portfolio....... 108,530    58.68    6,369     0.70%         0.08%    (18.23)%
 Overseas Portfolio.....  65,937    23.97    1,581     0.70%         5.37%    (21.72)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                Year or lesser period ended December 31, 2001
                         ------------------------------------------------------------
                                Net Assets         Expenses as a
                         ------------------------- % of Average   Investment   Total
                          Units  Unit Value  000s   Net Assets   Income Ratio Return
                         ------- ---------- ------ ------------- ------------ -------
Type I:
Variable Insurance
 Products Fund II:
 Asset Manager
  Portfolio............. 131,477   $29.16   $3,834     0.70%        4.25%      (4.77)%
 Contrafund Portfolio... 111,945    26.71    2,990     0.70%        0.80%     (12.86)%
Variable Insurance
 Products Fund III:
 Growth & Income
  Portfolio.............  22,841    15.03      343     0.70%        1.23%      (9.39)%
 Growth Opportunities
  Portfolio.............  12,762    11.06      141     0.70%        0.35%     (15.02)%
Federated Insurance
 Series:
 American Leaders Fund
  II....................  20,425    17.45      356     0.70%        1.33%      (4.89)%
 High Income Bond Fund
  II....................  15,482    14.44      224     0.70%        9.79%       0.67 %
 Utility Fund II........  13,254    15.14      201     0.70%        3.23%     (14.33)%
Alger American Fund:
 Small Capitalization
  Portfolio.............  96,584     8.88      858     0.70%        0.05%     (30.01)%
 LargeCap Growth
  Portfolio.............  97,453    19.62    1,912     0.70%        0.22%     (12.44)%
PBHG Insurance Series
 Fund, Inc.:
 PBHG Large Cap Growth
  Portfolio.............  18,707    17.44      326     0.70%        0.00%     (28.79)%
 PBHG Growth II
  Portfolio.............  21,511    11.07      238     0.70%        0.00%     (40.89)%
Janus Aspen Series:
 Aggressive Growth
  Portfolio............. 114,341    21.06    2,408     0.70%        0.00%     (39.88)%
 Growth Portfolio....... 136,463    22.14    3,021     0.70%        0.02%     (25.26)%
 Worldwide Growth
  Portfolio............. 186,134    25.76    4,795     0.70%        0.26%     (22.98)%
 Balanced Portfolio.....  82,439    22.95    1,892     0.70%        1.41%      (5.34)%
 Flexible Income
  Portfolio.............   9,034    15.60      141     0.70%        3.21%       6.98 %
 International Growth
  Portfolio.............  50,194    18.49      928     0.70%        0.40%     (23.78)%
 Capital Appreciation
  Portfolio.............  22,414    20.69      464     0.70%        0.44%     (22.22)%
Janus Aspen Series --
  Service Shares:
 Global Life Sciences
  Portfolio.............   6,051     9.49       57     0.70%        0.00%     (17.34)%
 Global Technology
  Portfolio.............   9,570     4.26       41     0.70%        0.00%     (37.76)%
Goldman Sachs Variable
 Insurance Trust:
 Growth and Income
  Fund..................     837     7.93        7     0.70%        0.49%      (9.98)%
 Mid Cap Value Fund.....  29,382    12.24      360     0.70%        1.24%      11.26 %
Salomon Brothers
 Variable Series Funds
 Inc.:
 Strategic Bond Fund....   3,651    11.56       42     0.70%        5.91%       6.17 %
 Investors Fund.........  21,398    14.68      314     0.70%        0.84%      (4.82)%
 Total Return Fund......   2,210    11.29       25     0.70%        3.41%      (1.50)%

Type II:
GE Investments Funds,
 Inc.:
 S&P 500 Index Fund..... 145,112    49.38    7,166     0.70%        1.09%     (12.88)%
 Money Market Fund...... 375,930    19.32    7,263     0.70%        3.82%       3.24 %

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                Year or lesser period ended December 31, 2001
                         ------------------------------------------------------------
                                Net Assets         Expenses as a
                         ------------------------- % of Average   Investment   Total
                          Units  Unit Value  000s   Net Assets   Income Ratio Return
                         ------- ---------- ------ ------------- ------------ -------
Type II:
 Total Return Fund......  16,248   $40.16   $  653     0.70%         1.14%     (3.57)%
 International Equity
  Fund..................  23,877    13.04      311     0.70%         1.05%    (21.42)%
 Real Estate Securities
  Fund..................  24,349    22.12      539     0.70%         4.09%     11.05 %
 Global Income Fund.....   8,893    10.24       91     0.70%         0.00%     (2.37)%
 Mid-Cap Value Equity
  Fund..................  64,428    17.44    1,124     0.70%         0.89%     (0.38)%
 Income Fund............  28,562    12.33      352     0.70%         5.04%      6.67 %
 U.S. Equity Fund....... 105,740    11.41    1,206     0.70%         0.74%     (9.12)%
 Premier Growth Equity
  Fund..................  77,433    10.02      776     0.70%         0.12%     (9.78)%
 Value Equity Fund......   8,331     9.03       75     0.70%         1.40%     (9.40)%
 Small-Cap Value Equity
  Fund..................   8,753    11.99      105     0.70%         0.65%      9.20 %
Oppenheimer Variable
 Account Funds:
 Bond Fund/VA...........  20,879    26.23      548     0.70%         6.40%      7.03 %
 Capital Appreciation
  Fund/VA...............  28,225    62.80    1,773     0.70%         0.62%    (13.19)%
 Aggressive Growth
  Fund/VA...............  19,988    49.81      996     0.70%         0.96%    (31.75)%
 High Income Fund/VA....  34,909    34.30    1,197     0.70%        10.05%      1.25 %
 Multiple Strategies
  Fund/VA...............  11,900    37.25      443     0.70%         3.71%    (10.91)%
Oppenheimer Variable
 Account Funds -- Class
 2 Shares:
 Global Securities
  Fund/VA...............  21,714     8.40      182     0.70%         0.14%    (12.79)%
 Main Street Growth &
  Income Fund/VA........  21,746     8.01      174     0.70%         0.04%    (10.91)%
Variable Insurance
 Products Funds:
 Equity-Income
  Portfolio.............  27,433    47.84    1,312     0.70%         1.67%     (5.62)%
 Growth Portfolio.......  34,260    58.68    2,010     0.70%         0.08%    (18.23)%
 Overseas Portfolio.....   7,322    23.97      176     0.70%         5.37%    (21.72)%
Variable Insurance
 Products Funds --
  Service Class 2:
 Equity-Income
  Portfolio.............  25,792     9.76      252     0.70%         0.03%     (5.89)%
 Growth Portfolio.......  60,788     7.13      433     0.70%         0.00%    (18.44)%
Variable Insurance
 Products Funds II:
 Asset Manager
  Portfolio.............   8,491    29.16      248     0.70%         4.25%     (4.77)%
 Contrafund Portfolio... 109,907    26.71    2,936     0.70%         0.80%    (12.86)%
Variable Insurance
 Products Funds II --
  Service Class 2:
 Contrafund Portfolio...  23,700     8.10      192     0.70%         0.00%    (13.09)%
Variable Insurance
 Products Funds III:
 Growth & Income
  Portfolio.............  66,877    15.03    1,005     0.70%         1.23%     (9.39)%
 Growth Opportunities
  Portfolio.............  24,875    11.06      275     0.70%         0.35%    (15.02)%
Variable Insurance
 Products Funds III --
  Service Class 2:
 Mid Cap Portfolio......  12,355     9.57      118     0.70%         0.00%     (4.19)%
 Growth & Income
  Portfolio.............  13,655     8.59      117     0.70%         0.00%     (9.65)%
Federated Insurance
 Series:
 American Leaders Fund
  II....................  25,767    17.45      450     0.70%         1.33%     (4.89)%
 High Income Bond Fund
  II....................  16,943    14.44      245     0.70%         9.79%       0.67%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                Year or lesser period ended December 31, 2001
                         ------------------------------------------------------------
                                Net Assets         Expenses as a
                         ------------------------- % of Average   Investment   Total
                          Units  Unit Value  000s   Net Assets   Income Ratio Return
                         ------- ---------- ------ ------------- ------------ -------
Type II:
 Utility Fund II........  16,543   $15.14   $  250     0.70%        3.23%     (14.33)%
 International Small
  Company Fund II.......   3,635     5.99       22     0.70%        0.00%     (30.51)%
Federated Insurance
 Series -- Service
 Shares:
 High Income Bond Fund
  II....................   3,727     9.34       35     0.70%        0.00%       0.66 %
Alger American Fund:
 Small Capitalization
  Portfolio.............  69,049     8.88      613     0.70%        0.05%     (30.01)%
 LargeCap Growth
  Portfolio............. 129,030    19.62    2,532     0.70%        0.22%     (12.44)%
PBHG Insurance Series
 Fund, Inc.:
 PBHG Large Cap Growth
  Portfolio.............  27,510    17.44      480     0.70%        0.00%     (28.79)%
 PBHG Growth II
  Portfolio.............  45,469    11.07      503     0.70%        0.00%     (40.89)%
Janus Aspen Series:
 Aggressive Growth
  Portfolio............. 109,492    21.06    2,306     0.70%        0.00%     (39.88)%
 Growth Portfolio....... 136,402    22.14    3,020     0.70%        0.02%     (25.26)%
 Worldwide Growth
  Portfolio............. 144,970    25.76    3,734     0.70%        0.26%     (22.98)%
 Balanced Portfolio..... 150,202    22.95    3,447     0.70%        1.41%      (5.34)%
 Flexible Income
  Portfolio.............  22,884    15.60      357     0.70%        3.21%       6.98 %
 International Growth
  Portfolio.............  95,757    18.49    1,771     0.70%        0.40%     (23.78)%
 Capital Appreciation
  Portfolio............. 121,421    20.69    2,512     0.70%        0.44%     (22.22)%
Janus Aspen Series --
  Service Shares:
 Global Life Sciences
  Portfolio.............  14,783     9.49      140     0.70%        0.00%     (17.34)%
 Global Technology
  Portfolio.............  24,502     4.26      104     0.70%        0.00%     (37.76)%
 Aggressive Growth
  Portfolio.............  28,395     4.11      117     0.70%        0.00%     (40.02)%
 Capital Appreciation
  Portfolio.............  19,212     6.39      123     0.70%        0.44%     (22.38)%
 Worldwide Growth
  Portfolio.............  22,940     6.68      153     0.70%        0.12%     (23.16)%
 International Growth
  Portfolio.............  17,206     6.61      114     0.70%        0.20%     (23.97)%
 Balanced Portfolio.....  61,208     9.19      563     0.70%        1.70%      (5.57)%
 Growth Portfolio.......  21,087     6.17      130     0.70%        0.00%     (25.43)%
Goldman Sachs Variable
 Insurance Trust:
 Growth and Income
  Fund..................  13,984     7.93      111     0.70%        0.49%      (9.98)%
 Mid Cap Value Fund.....  76,066    12.24      931     0.70%        1.24%      11.26 %
Salomon Brothers
 Variable Series Funds
 Inc.:
 Strategic Bond Fund....  22,290    11.56      258     0.70%        5.91%       6.17 %
 Investors Fund.........  31,874    14.68      468     0.70%        0.84%      (4.82)%
 Total Return Fund......   3,259    11.29       37     0.70%        3.41%      (1.50)%
Dreyfus:
 The Dreyfus Socially
  Responsible Growth
  Fund, Inc. ...........   3,973     6.70       27     0.70%        0.11%     (23.12)%
 Dreyfus Investment
  Portfolios -- Emerging
  Markets Portfolio.....     906     8.87        8     0.70%        1.31%       2.59 %
MFS Variable Insurance
 Trust:
 MFS New Discovery
  Series................   7,898     8.48       67     0.70%        0.00%      (5.92)%
 MFS Investors Growth
  Stock Series..........  11,383     6.50       74     0.70%        0.01%     (25.36)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2001

                                Year or lesser period ended December 31, 2001
                          ---------------------------------------------------------
                                Net Assets       Expenses as a
                          ---------------------- % of Average   Investment   Total
                          Units  Unit Value 000s  Net Assets   Income Ratio Return
                          ------ ---------- ---- ------------- ------------ -------
Type II:
 MFS Investors Trust
  Series................   8,997   $ 8.09   $ 73     0.70%        0.09%     (16.69)%
 MFS Utility Series.....  25,912     7.30    189     0.70%        2.12%     (24.98)%
Rydex Variable Trust:
 OTC Fund...............   5,028     4.17     21     0.70%        0.00%     (35.63)%
Alliance Variable
 Products Series Fund,
 Inc.:
 Premier Growth
  Portfolio.............  16,341     7.05    115     0.70%        0.00%     (17.98)%
 Growth and Income
  Portfolio.............  42,611    10.15    433     0.70%        0.40%      (0.55)%
 Quasar Portfolio.......   3,292     7.25     24     0.70%        0.00%     (13.47)%
AIM Variable Insurance
 Funds, Inc.:
 AIM V.I. Capital
  Appreciation Fund.....  16,503     5.92     98     0.70%        0.00%     (23.82)%
 AIM V.I. Growth Fund...  16,297     5.10     83     0.70%        0.35%     (34.35)%
 AIM V.I. Value Fund....  19,328     7.91    153     0.70%        0.23%     (13.18)%
PIMCO Variable Insurance
 Trust:
 Foreign Bond
  Portfolio.............     723    11.06      8     0.70%        3.20%       6.84 %
 Long-Term U.S.
  Government Bond
  Portfolio.............   8,682    11.36     99     0.70%        3.84%       5.11 %
 High Yield Bond
  Portfolio.............   4,802     9.96     48     0.70%        6.63%       1.63 %
 Total Return Bond
  Portfolio.............  10,197    11.16    114     0.70%        3.53%       7.61 %

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                              Financial Statements

                          Year ended December 31, 2001

                  (With Independent Auditors' Report Thereon)

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                               Table of Contents

                               December 31, 2001

                                                                            Page
                                                                            ----
Financial Statements:

  Consolidated Balance Sheets.............................................. F-2

  Consolidated Statements of Income........................................ F-3

  Consolidated Statements of Shareholders' Interest........................ F-4

  Consolidated Statements of Cash Flows.................................... F-6

  Notes to the Consolidated Financial Statements........................... F-7

                         Independent Auditors' Report

   The Board of Directors
   GE Life and Annuity Assurance Company:

     We have audited the accompanying consolidated balance sheets of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholders' interest, and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in notes 1 and 11 to the consolidated financial statements, the Company changed its method of accounting for derivatives in 2001.

     As discussed in notes 1 and 9 to the consolidated financial statements, the Company changed its method of accounting for insurance-related assessments in 1999.


/s/ KPMG LLP
   Richmond, Virginia
   January 15, 2002

                     GE LIFE AND ANNUITY ASSURANCE COMPANY
                                 AND SUBSIDIARY

                          Consolidated Balance Sheets

             (Dollar amounts in millions, except per share amounts)

                                                             December 31,
                                                          --------------------
                                                            2001       2000
                                                          ---------  ---------
Assets
Investments:
  Fixed maturities available-for-sale, at fair value..... $10,539.6  $ 9,260.5
  Equity securities available-for-sale, at fair value:
    Common stocks........................................      20.6       15.3
    Preferred stocks, non-redeemable.....................      17.2       20.8
  Investment in affiliate................................       2.6        2.6
  Mortgage loans, net of valuation allowance of $18.2 and
   $14.3 at December 31, 2001 and 2000, respectively.....     938.8    1,130.0
  Policy loans...........................................     109.4       89.0
  Real estate owned......................................       3.5        2.5
  Other invested assets..................................     147.4      134.7
                                                          ---------  ---------
    Total investments....................................  11,779.1   10,655.4
                                                          ---------  ---------
  Cash and cash equivalents..............................       --        71.4
  Accrued investment income..............................     208.4      215.9
  Deferred acquisition costs.............................     853.8      715.7
  Intangible assets......................................     352.9      400.4
  Reinsurance recoverable................................     151.1       90.6
  Other assets...........................................     117.0       69.9
  Separate account assets................................   8,994.3   10,393.2
                                                          ---------  ---------
    Total assets......................................... $22,456.6  $22,612.5
                                                          =========  =========
Liabilities and Shareholders' Interest
Liabilities:
  Future annuity and contract benefits................... $10,975.3  $ 9,934.3
  Liability for policy and contract claims...............     189.0      140.4
  Other policyholder liabilities.........................      91.4      164.0
  Accounts payable and accrued expenses..................     548.9      473.9
  Deferred income tax liability..........................      75.5       32.0
  Separate account liabilities...........................   8,994.3   10,393.2
                                                          ---------  ---------
    Total liabilities....................................  20,874.4   21,137.8
                                                          ---------  ---------
Shareholders' interest:
  Net unrealized investment losses.......................     (17.4)     (18.7)
  Derivatives qualifying as hedges.......................      (8.1)       --
                                                          ---------  ---------
  Accumulated non-owner changes in equity................     (25.5)     (18.7)
  Preferred stock, Series A ($1,000 par value, $1,000
   redemption and liquidation value, 200,000 shares
   authorized, 120,000 shares issued and outstanding)....     120.0      120.0
  Common stock ($1,000 par value, 50,000 authorized,
   25,651 shares issued and outstanding).................      25.6       25.6
  Additional paid-in capital.............................   1,050.7    1,050.7
  Retained earnings......................................     411.4      297.1
                                                          ---------  ---------
    Total shareholders' interest.........................   1,582.2    1,474.7
                                                          ---------  ---------
    Total liabilities and shareholders' interest......... $22,456.6  $22,612.5
                                                          =========  =========

          See accompanying Notes to Consolidated Financial Statements.

                     GE LIFE AND ANNUITY ASSURANCE COMPANY
                                 AND SUBSIDIARY

                       Consolidated Statements of Income

                          (Dollar amounts in millions)

                                                   Years Ended December 31,
                                                  ----------------------------
                                                    2001      2000      1999
                                                  --------  --------  --------
Revenues:
  Net investment income.......................... $  698.9  $  708.9  $  638.2
  Net realized investment gains..................     29.1       4.3      12.0
  Premiums.......................................    108.4     116.3     123.9
  Cost of insurance..............................    126.1     126.0     129.0
  Variable product fees..........................    131.1     148.7      90.2
  Other income...................................     40.8      49.2      24.6
                                                  --------  --------  --------
    Total revenues...............................  1,134.4   1,153.4   1,017.9
                                                  --------  --------  --------
Benefits and expenses:
  Interest credited..............................    533.8     532.6     440.8
  Benefits and other changes in policy reserves..    182.3     223.6     214.7
  Commissions....................................    162.7     229.3     192.1
  General expenses...............................    129.0     124.8     124.7
  Amortization of intangibles, net...............     50.0      43.7      58.3
  Change in deferred acquisition costs, net......   (125.3)   (237.7)   (179.1)
  Interest expense...............................      2.2       1.1       1.9
                                                  --------  --------  --------
    Total benefits and expenses..................    934.7     917.4     853.4
                                                  --------  --------  --------
    Income before income taxes and cumulative
     effect of change in accounting principle....    199.7     236.0     164.5
Provision for income taxes.......................     70.1      72.9      56.6
                                                  --------  --------  --------
  Income before cumulative effect of change in
   accounting principle..........................    129.6     163.1     107.9
                                                  --------  --------  --------
Cumulative effect of change in accounting
 principle, net of tax...........................     (5.7)      --        5.0
                                                  --------  --------  --------
  Net income..................................... $  123.9  $  163.1  $  112.9
                                                  ========  ========  ========


          See accompanying Notes to Consolidated Financial Statements.

              GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

               Consolidated Statements of Shareholders' Interest

                          (Dollar amounts in millions)

                                                                 Common Stock
                                     Preferred                     Declared
                                       Stock      Common Stock  but not Issued
                                   -------------- ------------- ---------------
                                   Shares  Amount Shares Amount Shares   Amount
                                   ------- ------ ------ ------ -------  ------
Balances at December 31, 1998....  120,000 $120.0  7,010 $ 7.0   18,641  $ 18.6
Changes other than transactions
 with shareholders:
 Net income......................      --     --     --    --       --      --
 Net unrealized losses on
  investment securities (a)......      --     --     --    --       --      --
 Total changes other than
  transactions with
  shareholders...................
Cash dividend declared and paid..      --     --     --    --       --      --
Common stock issued..............      --     --  18,641  18.6  (18,641)  (18.6)
Adjustment to reflect purchase
 method..........................      --     --     --    --       --      --
                                   ------- ------ ------ -----  -------  ------
Balances at December 31, 1999....  120,000  120.0 25,651  25.6      --      --
Changes other than transactions
 with shareholders:
 Net income......................      --     --     --    --       --      --
 Net unrealized gains on
  investment securities (a)......      --     --     --    --       --      --
 Total changes other than
  transactions with
  shareholders...................
Cash dividend declared and paid..      --     --     --    --       --      --
                                   ------- ------ ------ -----  -------  ------
Balances at December 31, 2000....  120,000  120.0 25,651  25.6      --      --
Changes other than transactions
 with shareholders:
 Net income......................      --     --     --    --       --      --
 Net unrealized gains on
  investment securities (a)......      --     --     --    --       --      --
 Cumulative effect on
  shareholders' interest of
  adopting SFAS 133 (b)..........      --     --     --    --       --      --
 Derivatives qualifying as
  hedges.........................      --     --     --    --       --      --
 Total changes other than
  transactions with
  shareholders...................
Cash dividend declared and paid..      --     --     --    --       --      --
                                   ------- ------ ------ -----  -------  ------
Balances at December 31, 2001....  120,000 $120.0 25,651 $25.6      --   $  --
                                   ======= ====== ====== =====  =======  ======

(a) Presented net of deferred taxes of $0, $(61.8) and $103.6 in 2001, 2000 and 1999, respectively.
(b) Presented net of deferred taxes of $4.4.

          See accompanying Notes to Consolidated Financial Statements.

              GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

               Consolidated Statements of Shareholders' Interest

                          (Dollar amounts in millions)

                                              Accumulated
                                   Additional  Non-owner               Total
                                    Paid-In   Changes in  Retained Shareholders'
                                    Capital     Equity    Earnings   Interest
                                   ---------- ----------- -------- -------------
Balances at December 31, 1998....   $1,050.1    $  57.8    $ 40.3    $1,293.8
Changes other than transactions
 with shareholders:
 Net income......................        --         --      112.9       112.9
 Net unrealized losses on
  investment securities (a)......        --      (192.0)      --       (192.0)
                                                                     --------
 Total changes other than
  transactions with
  shareholders...................                                       (79.1)
Cash dividend declared and paid..        --         --       (9.6)       (9.6)
Common stock issued..............        --         --        --            -
Adjustment to reflect purchase
 method..........................        0.6        --        --          0.6
                                    --------    -------    ------    --------
Balances at December 31, 1999....    1,050.7     (134.2)    143.6     1,205.7
Changes other than transactions
 with shareholders:
 Net income......................        --         --      163.1       163.1
 Net unrealized gains on
  investment securities (a)......        --       115.5       --        115.5
                                                                     --------
 Total changes other than
  transactions with
  shareholders...................                                       278.6
Cash dividend declared and paid..        --         --       (9.6)       (9.6)
                                    --------    -------    ------    --------
Balances at December 31, 2000....    1,050.7      (18.7)    297.1     1,474.7
Changes other than transactions
 with shareholders:
 Net income......................        --         --      123.9       123.9
 Net unrealized gains on
  investment securities (a)......        --         1.3       --          1.3
 Cumulative effect on
  shareholders' interest of
  adopting SFAS 133 (b)..........        --        (7.8)      --         (7.8)
 Derivatives qualifying as
  hedges.........................        --        (0.3)      --         (0.3)
                                                                     --------
 Total changes other than
  transactions with
  shareholders...................                                       117.1
Cash dividend declared and paid..        --         --       (9.6)       (9.6)
                                    --------    -------    ------    --------
Balances at December 31, 2001....   $1,050.7    $ (25.5)   $411.4    $1,582.2
                                    ========    =======    ======    ========

(a) Presented net of deferred taxes of $0, $(61.8) and $103.6 in 2001, 2000 and 1999, respectively.
(b) Presented net of deferred taxes of $4.4.

          See accompanying Notes to Consolidated Financial Statements.

                     GE LIFE AND ANNUITY ASSURANCE COMPANY
                                 AND SUBSIDIARY

                     Consolidated Statements of Cash Flows
                                 (In millions)

                                                 Years Ended December 31,
                                               -------------------------------
                                                 2001       2000       1999
                                               ---------  ---------  ---------
Cash flows from operating activities:
Net income.................................... $   123.9  $   163.1  $   112.9
                                               ---------  ---------  ---------
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Cumulative effect of change in accounting
   principle, net of tax......................       5.7        --        (5.0)
  Cost of insurance and surrender fees........    (155.9)    (149.3)    (169.5)
  Decrease in future policy benefits..........     589.9      688.9      565.5
  Net realized investment gains...............     (29.1)      (4.3)     (12.0)
  Amortization of investment premiums and
   discounts..................................       6.8       (3.4)      (1.3)
  Amortization of intangibles.................      50.0       43.7       58.3
  Deferred income tax expense.................      51.1       94.5       25.0
  Change in certain assets and liabilities:
   Decrease (increase) in:
    Accrued investment income.................       7.5      (25.7)     (48.6)
    Deferred acquisition costs................    (125.3)    (237.7)    (179.1)
    Other assets, net.........................     (45.0)     188.2     (195.1)
   Increase (decrease) in:
    Policy and contract claims................      39.7       25.5      (43.4)
    Other policyholder liabilities............     (71.5)      26.8       20.0
    Accounts payable and accrued expenses.....      72.4      276.2       73.8
                                               ---------  ---------  ---------
      Total adjustments.......................     396.3      923.4       88.6
                                               ---------  ---------  ---------
      Net cash provided by operating
       activities.............................     520.2    1,086.5      201.5
                                               ---------  ---------  ---------
Cash flows from investing activities:
  Short-term investment activity, net.........     (22.9)     (17.6)       --
  Proceeds from sales and maturities of
   investment securities and other invested
   assets.....................................   3,904.1    1,997.0    1,702.2
  Principal collected on mortgage and policy
   loans......................................     332.6      102.1      103.3
  Proceeds collected from policy loan
   securitization.............................       --         --       145.1
  Purchases of investment securities and other
   invested assets............................  (5,182.8)  (3,047.2)  (3,037.4)
  Mortgage loan originations and increase in
   policy loans...............................    (167.9)    (437.4)    (170.4)
                                               ---------  ---------  ---------
      Net cash used in investing activities...  (1,136.9)  (1,403.1)  (1,257.2)
                                               ---------  ---------  ---------
Cash flows from financing activities:
  Proceeds from issue of investment
   contracts..................................   4,120.9    5,274.4    4,717.6
  Redemption and benefit payments on
   investment contracts.......................  (3,566.0)  (4,946.8)  (3,593.4)
  Cash dividends to shareholders..............      (9.6)      (9.6)      (9.6)
                                               ---------  ---------  ---------
      Net cash provided by financing
       activities.............................     545.3      318.0    1,114.6
                                               ---------  ---------  ---------
      Net increase (decrease) in cash and
       equivalents............................     (71.4)       1.4       58.9
Cash and cash equivalents at beginning of
 year.........................................      71.4       70.0       11.1
                                               ---------  ---------  ---------
Cash and cash equivalents at end of year...... $     --   $    71.4  $    70.0
                                               =========  =========  =========

          See accompanying Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                  Notes to Consolidated Financial Statements
                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

(1) Summary of Significant Accounting Policies

 (a) Principles of Consolidation

   The accompanying consolidated financial statements include the historical operations and accounts of GE Life and Annuity Assurance Company and its subsidiary, Assigned Settlements Inc. (collectively the "Company" or "GELAAC"). All significant intercompany accounts and transactions have been eliminated in consolidation.

   The majority of GELAAC's outstanding common stock is owned by General Electric Capital Assurance Company ("GECA"). GECA is an indirect wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. ("GEFAHI"), which is an indirect wholly-owned subsidiary of General Electric Capital Corporation ("GECC"). GECC is a wholly-owned subsidiary of General Electric Capital Services, Inc. ("GE Capital Services"), which in turn is wholly-owned, directly or indirectly, by General Electric Company.

 (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

 (c) Products

   The Company's product offerings are divided along two major segments of consumer needs: (i) Wealth Accumulation and Transfer and (ii) Lifestyle Protection and Enhancement.

   Wealth Accumulation and Transfer products are investment vehicles and insurance contracts intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death. The Company's principal product lines under the Wealth Accumulation and Transfer segment are annuities (deferred and immediate; either fixed or variable), life insurance (universal, variable, ordinary and group) and guaranteed investment contracts ("GICs") including funding agreements.

   Lifestyle Protection and Enhancement products are intended to protect accumulated wealth and income from the financial drain of unforeseen events. The Company's principal product line under the Lifestyle Protection and Enhancement segment is accident and health insurance.

   The Company distributes its products through two primary channels: intermediaries (such as brokerage general agents, banks, securities brokerage firms, financial planning firms, accountants, affluent market producers and specialized brokers) and career or dedicated sales forces, who distribute certain of the Company's products on an exclusive basis, some of whom are not employees of the Company. Approximately 30%, 25% and 28% of the Company's sales of variable products in 2001, 2000 and 1999, respectively, have been through two specific national stockbrokerage firms. Loss of all or a substantial portion of the business provided by these stockbrokerage firms could have a material adverse effect on the business and operations of the Company. The Company does not believe, however, that the loss of such business would have a long-term adverse effect because of the Company's competitive position in the marketplace, the availability of business from other distributors, and the Company's mix of other products.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

   The Company offers insurance products throughout the United States of America (except New York). Approximately 17%, 18% and 17% of premium and annuity consideration collected, in 2001, 2000 and 1999, respectively, came from customers residing in the South Atlantic region of the United States, approximately 23%, 24% and 17% of premium and annuity consideration collected, in 2001, 2000 and 1999, respectively, came from customers residing in the Mid-Atlantic region of the United States and approximately 13%, 9% and 11% of premium and annuity consideration collected, in 2001, 2000 and 1999, respectively, came from customers residing in California.

 (d) Revenues

   Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk and premiums received on universal life products are not reported as revenues but as liabilities for future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts, and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

 (e) Cash and Cash Equivalents

   Certificates, money market funds and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days are included in other invested assets.

 (f) Investment Securities

   The Company has designated its fixed maturities (bonds, notes and redeemable preferred stock) and its equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for regularly traded fixed maturities and equity securities is based on quoted market prices. For fixed maturities not regularly traded, fair values are estimated using values obtained from independent pricing services or are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, industry sector, call features and maturity of the investments, as applicable.

   Changes in the fair values of investments available-for-sale, net of the effect on deferred acquisition costs, present value of future profits and deferred income taxes are reflected as unrealized investment gains or losses in a separate component of shareholders' interest and, accordingly, have no effect on net income. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline and the financial health of and specific prospects for the issuer. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities. The Company engages in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

   Mortgage and policy loans are stated at their unpaid principal balance, net of allowances for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management's best estimate of probable losses, including specific allowances for known troubled credits, if any. Write-downs and the change in reserves are included in net realized investment gains and losses in the Consolidated Statements of Income.

   Short-term investments, if any, are stated at amortized cost which approximates fair value. Equity securities (including seed money for new mutual fund portfolios) are stated at fair value. Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

 (g) Deferred Acquisition Costs

   Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts.

  Acquisition costs include first-year commissions in excess of recurring renewal commissions, and certain support costs such as underwriting and policy issue costs. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

   Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income, and, if not considered recoverable, are charged to expense.

 (h) Intangible Assets

  Present Value of Future Profits -- In conjunction with the acquisition of the Company, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called present value of future profits ("PVFP"), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

   PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

   PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in the Company's net income but rather as a credit or charge to shareholders' interest, net of applicable income tax.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

  Goodwill - Goodwill is amortized over a period of 20 years on the straight-line method. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value.

 (i) Federal Income Taxes

   The Company files a consolidated life insurance federal income tax return with its parent, GECA and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

   Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

 (j) Reinsurance

   Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

 (k) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

 (l) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated.

 (m) Separate Accounts

   The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity and variable life contract holders. The Company receives mortality risk fees and administration charges from the variable mutual fund portfolios. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders' equity in those assets.

   The Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new mutual fund portfolios. As of December 31, 2001, approximately $55.9 of the Company's other invested assets related to its capital investments is in the separate accounts.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


 (n) Accounting Changes

   At January 1, 2001, the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended. Under SFAS 133 all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows. For derivatives qualifying as hedges of future cash flows, the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of hedges is reported in earnings as it occurs. Further information about derivative instruments is provided in Note 11.

   At January 1, 2001, the Company's consolidated financial statements were adjusted to record a cumulative effect of adopting this accounting change, as follows:

                                                                   Shareholders'
                                                          Earnings   Interest
                                                          -------- -------------
   Adjustment to fair value of derivatives (a)...........  $(8.7)     $(12.2)
   Income tax effects....................................    3.0         4.4
                                                           -----      ------
   Totals................................................  $(5.7)     $ (7.8)
                                                           =====      ======

--------
(a) For earnings effect, amount shown is net of hedged items.

   The cumulative effect on shareholders' interest was primarily attributable to marking to market swap contracts used to hedge variable-rate investments. Decreases in the fair values of these instruments were attributable to changes in interest rates since inception of the hedging arrangement. As a matter of policy, the Company ensures that funding, including the effect of derivatives, of its investment and other financial asset positions are substantially matched in character (e.g., fixed vs. floating) and duration. As a result, declines in the fair values of these effective derivatives are offset by unrecognized gains on the related financing assets and hedged items, and future net earnings will not be subject to volatility arising from interest rate changes.

   In November 2000, the Emerging Issues Task Force of the Financial Accounting Standards Board (FASB) reached a consensus on accounting for impairment of retained beneficial interests (EITF 99-20). Under this consensus, impairment of certain beneficial interests in securitized assets must be recognized when (1) the asset's fair value is below its carrying value, and (2) it is probable that there has been an adverse change in estimated cash flows. Previously, impairment on such assets was recognized when the asset's carrying value exceeded estimated cash flows discounted at a risk free rate of return. The effect of adopting EITF 99-20 at January 1, 2001 was not significant to the Company's operating results.

   See Note 9 for Change in Accounting for Insurance-Related Assessments in
1999.

 (o) Accounting Pronouncement Not Yet Adopted

   SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, modify the accounting for business combinations, goodwill and identifiable intangible assets. As of January 1, 2002, all goodwill and indefinite-lived intangible assets must be tested for impairment, and, if necessary, a transition adjustment will be recognized. Management does not believe there will be any goodwill impairment under these new standards. Amortization of goodwill will cease as of January 1, 2002, and thereafter, all goodwill and any

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

indefinite-lived intangible assets must be tested at least annually for impairment. The effect of the non-amortization provision on 2002 operations will be affected by 2002 acquisitions, if any, and cannot be forecast, but if these rules had applied to goodwill in 2001, management believes that full-year 2001 net earnings would have increased by approximately $7.

(2) Investment Securities

 (a) General

   For the years ended December 31, the sources of investment income of the Company were as follows:

                                                          2001    2000    1999
                                                         ------  ------  ------
   Fixed maturities..................................... $615.2  $623.1  $557.9
   Equity securities....................................    1.7     1.8     2.2
   Mortgage loans.......................................   80.9    80.0    66.9
   Policy loans.........................................    7.1     4.6    14.0
   Other investments....................................    1.8     6.7     2.5
                                                         ------  ------  ------
   Gross investment income..............................  706.7   716.2   643.5
   Investment expenses..................................   (7.8)   (7.3)   (5.3)
                                                         ------  ------  ------
   Net investment income................................ $698.9  $708.9  $638.2
                                                         ======  ======  ======

   For the years ended December 31, sales proceeds and gross realized investment gains and losses from the sales of investment securities available-for-sale were as follows:

                                                         2001     2000    1999
                                                       --------  ------  ------
   Sales proceeds..................................... $2,663.3  $874.2  $590.3
                                                       ========  ======  ======
   Gross realized investment:
     Gains............................................    100.5    29.3    28.6
     Losses...........................................    (71.4)  (25.0)  (16.6)
                                                       --------  ------  ------
   Net realized investment gains...................... $   29.1  $  4.3  $ 12.0
                                                       ========  ======  ======

   The additional proceeds from investments presented in the Company's Consolidated Statements of Cash Flows result from principal collected on mortgage and asset-backed securities, maturities, calls and sinking fund payments.

   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities and other invested assets reflected as a separate component of shareholders' interest as of December 31 are summarized as follows:

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


                                                      2001    2000    1999
                                                     ------  ------  -------
   Net unrealized gains (losses) on available-for-
    sale investment securities and other invested
    assets before adjustments:
     Fixed maturities............................... $(41.2) $(34.4) $(245.0)
     Equity securities..............................    4.6    (1.6)    (0.4)
     Other invested assets..........................  (16.4)   (3.2)    (4.1)
                                                     ------  ------  -------
       Subtotal.....................................  (53.0)  (39.2)  (249.5)
                                                     ======  ======  =======
   Adjustments to the present value of future
    profits and deferred acquisition costs..........   25.2    10.1     43.1
   Deferred income taxes............................   10.4    10.4     72.2
                                                     ------  ------  -------
       Net unrealized losses on available-for-sale
        investment securities....................... $(17.4) $(18.7) $(134.2)
                                                     ======  ======  =======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

                                                       2001    2000     1999
                                                      ------  -------  -------
   Net unrealized gains (losses) on investment
    securities --beginning of year................... $(18.7) $(134.2) $  57.8
   Unrealized gains (losses) on investment
    securities -- net of deferred taxes of ($5.1),
    ($63.3) and $99.1................................   10.8    118.3   (184.2)
   Reclassification adjustments -- net of deferred
    taxes of $5.1, $1.5 and $4.5.....................   (9.5)    (2.8)    (7.8)
                                                      ------  -------  -------
   Net unrealized losses on investment securities --
     end of year..................................... $(17.4) $ (18.7) $(134.2)
                                                      ======  =======  =======

   At December 31, the amortized cost, gross unrealized gains and losses, and fair values of the Company's fixed maturities and equity securities available-for-sale were as follows:

                                                 Gross      Gross
                                     Amortized unrealized unrealized   Fair
   2001                                cost      gains      losses     value
   ----                              --------- ---------- ---------- ---------
   Fixed maturities:
   U.S. government and agency....... $     5.1   $  0.1    $   --    $     5.2
   State and municipal..............       1.2      --         --          1.2
   Non-U.S. government .............      37.0      0.2       (0.5)       36.7
   U.S. corporate...................   5,976.7     93.6     (199.4)    5,870.9
   Non-U.S. corporate...............     819.5     10.5      (18.0)      812.0
   Mortgage-backed..................   2,217.3     50.9       (7.3)    2,260.9
   Asset-backed.....................   1,524.0     31.5       (2.8)    1,552.7
                                     ---------   ------    -------   ---------
     Total fixed maturities.........  10,580.8    186.8     (228.0)   10,539.6
   Common stocks and non-redeemable
    preferred stocks................      33.2      4.8       (0.2)       37.8
                                     ---------   ------    -------   ---------
   Total available-for-sale
    securities...................... $10,614.0   $191.6    $(228.2)  $10,577.4
                                     =========   ======    =======   =========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


                                                   Gross      Gross
                                       Amortized unrealized unrealized   Fair
2000                                     cost      gains      losses    value
----                                   --------- ---------- ---------- --------
Fixed maturities:
U.S. government and agency...........  $   10.3    $  0.3    $   --    $   10.6
State and municipal..................       1.3       --         --         1.3
Non-U.S. government..................       3.0       --         --         3.0
U.S. corporate.......................   5,705.5      24.2     (148.8)   5,580.9
Non-U.S. corporate...................     851.2      35.3       (2.2)     884.3
Mortgage-backed......................   1,762.2      44.0        --     1,806.2
Asset-backed.........................     961.4      12.8        --       974.2
                                       --------    ------    -------   --------
  Total fixed maturities.............   9,294.9     116.6     (151.0)   9,260.5
Common stocks and non-redeemable
 preferred stocks....................      37.7       0.9       (2.5)      36.1
                                       --------    ------    -------   --------
Total available-for-sale securities..  $9,332.6    $117.5    $(153.5)  $9,296.6
                                       ========    ======    =======   ========

   The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2001 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized   Fair
                                                              Cost      Value
                                                            --------- ---------
Due in one year or less.................................... $   131.3 $   131.3
Due one year through five years............................   2,518.4   2,524.6
Due five years through ten years...........................   2,570.8   2,524.9
Due after ten years........................................   1,619.0   1,545.2
                                                            --------- ---------
  Subtotals................................................   6,839.5   6,726.0
Mortgage-backed securities.................................   2,217.3   2,260.9
Asset-backed securities....................................   1,524.0   1,552.7
                                                            --------- ---------
  Totals................................................... $10,580.8 $10,539.6
                                                            ========= =========

   As of December 31, 2001, $1,175.0 of the Company's investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $5.5 and $5.6 as of December 31, 2001 and 2000, respectively.

   As of December 31, 2001, approximately 20.7%, 17.2% and 14.3% of the Company's investment portfolio is comprised of securities issued by the manufacturing, financial and utilities industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

   As of December 31, 2001 the Company did not hold any fixed maturity securities which exceeded 10% of shareholders' interest.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


   The credit quality of the fixed maturity portfolio at December 31 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.

                                                  2001               2000
                                            ----------------- ------------------
                                              Fair
                                              value   Percent Fair value Percent
                                            --------- ------- ---------- -------
   Agencies and treasuries................. $   250.5    2.4%  $  226.8     2.5%
   AAA/Aaa.................................   3,232.4   30.7    2,406.5    26.0
   AA/Aa...................................     841.9    8.0      645.7     7.0
   A/A.....................................   2,432.5   23.1    2,161.3    23.3
   BBB/Baa.................................   2,366.6   22.4    2,259.4    24.4
   BB/Ba...................................     346.2    3.3      365.9     4.0
   B/B.....................................      95.6    0.9      168.0     1.8
   CCC/Ca..................................      10.0    0.1       10.1     0.1
   Not rated...............................     963.9    9.1    1,016.8    11.0
                                            ---------  -----   --------   -----
   Totals.................................. $10,539.6  100.0%  $9,260.5   100.1%
                                            =========  =====   ========   =====

   Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.

   At December 31, 2001 and 2000, there were fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy) with a fair value of $11.7 and $6.4, respectively.

   The Company has limited partnership commitments outstanding of $16.0 and $51.5 at December 31, 2001 and 2000, respectively.

 (b) Mortgage and Real Estate Portfolio

   The Company's mortgage and real estate portfolio is distributed by geographic location and type. However, the Company has concentration exposures in certain regions and in certain types as shown in the following two tables.

   Geographic distribution as of December 31, 2001:

                                                            Mortgage Real Estate
                                                            -------- -----------
   South Atlantic..........................................   26.8%     100.0%
   Mid Atlantic............................................   10.3        --
   Pacific.................................................   30.7        --
   East North Central......................................   10.0        --
   West South Central......................................    4.6        --
   Mountain................................................    9.8        --
   Other...................................................    7.8        --
                                                             -----      -----
   Totals..................................................  100.0%     100.0%
                                                             =====      =====

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


   Type distribution as of December 31, 2001:

                                                            Mortgage Real Estate
                                                            -------- -----------
   Office Building.........................................   27.6%       -- %
   Retail..................................................   26.1      100.0
   Industrial..............................................   28.0        --
   Apartments..............................................   12.9        --
   Other...................................................    5.4        --
                                                             -----      -----
   Totals..................................................  100.0%     100.0%
                                                             =====      =====

   For the years ended December 31, 2001 and 2000, respectively, the Company originated $36.0 and $96.6 of mortgages secured by real estate in California, which represents 25% and 22% of the Company's total U.S. originations for those years.

   GELAAC has certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding as of December 31, 2001 and 2000, totaled $6.7 and $3.6 respectively.

   "Impaired" loans are defined under GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to the Company's commercial loans.

   Under these principles, the Company has two types of "impaired" loans: loans requiring allowances for losses (none as of December 31, 2001 and 2000) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($7.6 and $6.3, as of December 31, 2001 and 2000, respectively). Average investment in impaired loans during 2001, 2000 and 1999 was $6.8, $11.5 and $15.0 and interest income earned on these loans while they were considered impaired was $0.9, $0.8 and $2.6 for the years ended 2001, 2000 and 1999, respectively.

   The following table presents the activity in the allowance for losses during the years ended December 31:

                                                             2001  2000   1999
                                                             ----- -----  -----
   Balance at January 1..................................... $14.3 $23.3  $20.9
   Provision (benefit) charged (credited) to operations.....   2.3 (11.1)   1.6
   Amounts written off, net of recoveries...................   1.6   2.1    0.8
                                                             ----- -----  -----
   Balance at December 31................................... $18.2 $14.3  $23.3
                                                             ===== =====  =====

   During 2000, as part of its on-going analysis of exposure to losses arising from mortgage loans, the Company recognized a $12.7 reduction in its allowance for losses.

   The allowance for losses on mortgage loans at December 31, 2001, 2000 and 1999 represented 1.9%, 1.3% and 2.8% of gross mortgage loans, respectively.

   The Company had $5.0 and $4.5 of non-income producing mortgage loans as of December 31, 2000 and 1999, respectively. There were no non-income producing mortgage loans as of December 31, 2001.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

(3) Deferred Acquisition Costs

   Activity impacting deferred policy acquisition costs for the years ended December 31, was as follows:

                                                        2001    2000    1999
                                                       ------  ------  ------
   Unamortized balance at January 1................... $712.9  $475.2  $296.1
   Costs deferred.....................................  204.1   304.4   218.9
   Amortization, net..................................  (78.8)  (66.7)  (39.8)
                                                       ------  ------  ------
   Unamortized balance at December 31.................  838.2   712.9   475.2
   Cumulative effect of net unrealized investment
    losses............................................   15.6     2.8     7.3
                                                       ------  ------  ------
   Financial statement balance at December 31......... $853.8  $715.7  $482.5
                                                       ======  ======  ======

(4) Intangible Assets

 (a) Present Value of Future Profits

   The method used by the Company to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that the Company must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31:

                                                        2001    2000    1999
                                                       ------  ------  ------
   Unamortized balance at January 1................... $278.1  $314.8  $367.0
   Interest accreted at 6.57%, 5.94% and 6.64% for
    2001, 2000 and 1999, respectively.................   16.3    17.1    21.9
   Amortization.......................................  (59.3)  (53.8)  (74.1)
                                                       ------  ------  ------
   Unamortized balance at December 31.................  235.1   278.1   314.8
   Cumulative effect of net unrealized investment
    losses............................................    9.6     7.3    35.8
                                                       ------  ------  ------
   Financial statement balance at December 31......... $244.7  $285.4  $350.6
                                                       ======  ======  ======

   The estimated percentage of the December 31, 2001 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

            2002................................... 11.8%
            2003...................................  9.7
            2004...................................  8.4
            2005...................................  7.3
            2006...................................  6.5

 (b) Goodwill

   At December 31, 2001 and 2000, total unamortized goodwill was $107.4 and $114.4, respectively, which is shown net of accumulated amortization and adjustments of $43.3 and $36.3 for the years ended December 31,

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

2001 and 2000, respectively. Goodwill amortization was $7.0, $7.0 and $6.0 for the years ending December 31, 2001, 2000 and 1999, respectively.

(5) Reinsurance

   GELAAC is involved in both the cession and assumption of reinsurance with other companies. GELAAC's reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance companies. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and the Company remains liable to the extent that the reinsuring companies are unable to meet their obligations.

   In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by the Company on any one life policy is $1. The Company does not have significant reinsurance contracts with any one reinsurer that could have a material impact on its results of operations.

   The effects of reinsurance on premiums earned for the years ended December 31 were as follows:

                                                          2001    2000    1999
                                                         ------  ------  ------
   Direct............................................... $128.8  $145.6  $166.6
   Assumed..............................................    3.3     3.3     3.0
   Ceded................................................  (23.7)  (32.5)  (45.7)
                                                         ------  ------  ------
   Net premiums earned.................................. $108.4  $116.4  $123.9
                                                         ------  ------  ------
   Percentage of amount assumed to net..................      3%      3%      2%
                                                         ======  ======  ======

   Due to the nature of the Company's insurance contracts, premiums earned approximate premiums written.

   Reinsurance recoveries recognized as a reduction of benefits amounted to $58.0, $54.3 and $68.2 for the years ended December 31, 2001, 2000 and 1999, respectively.

(6) Future Annuity and Contract Benefits

 (a) Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

 (b) Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential premium deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on the experience of the insurance industry and the Company, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


   The following chart summarizes the major assumptions underlying the Company's recorded liabilities for future annuity and contract benefits:

                                     Mortality/   Interest      December 31,
                          Withdrawal Morbidity      Rate     ------------------
                          Assumption Assumption  Assumption    2001      2000
                          ---------- ---------- ------------ --------- --------
Investment contracts....     N/A        N/A         N/A      $ 8,788.6 $7,759.7
Limited-payment
 contracts..............     None       (a)      3.5-10.0%        17.9     17.4
Traditional life
 insurance contracts....   Company      (b)     7.0% grading     344.2    362.3
                          Experience              to 6.5%
Universal life-type
 contracts..............     N/A        N/A         N/A        1,774.9  1,747.5
Accident and health.....   Company      (c)     7.5% grading      49.7     47.4
                          Experience              to 4.75%
                                                             --------- --------
Total future annuity and
 contract benefits......                                     $10,975.3 $9,934.3
                                                             ========= ========

--------
(a) Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuitant Mortality Table.
(b) Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables.
(c) The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables, and Company experience.

(7) Income Taxes

   The total provision for income taxes for the years ended December 31 consisted of the following components:

                                                            2001   2000   1999
                                                            ----- ------  -----
   Current federal income tax provision (benefit).......... $18.2 $(20.8) $29.3
   Deferred federal income tax provision...................  49.1   90.5   24.9
                                                            ----- ------  -----
     Subtotal-federal provision............................  67.3   69.7   54.2
                                                            ----- ------  -----
   Current state income tax provision (benefit)............   0.8   (0.8)   2.3
   Deferred state income tax provision.....................   2.0    4.0    0.1
                                                            ----- ------  -----
     Subtotal-state provision..............................   2.8    3.2    2.4
                                                            ----- ------  -----
     Total income tax provision............................ $70.1 $ 72.9  $56.6
                                                            ===== ======  =====

   The reconciliation of the federal statutory rate to the effective income tax rate at December 31 is as follows:

                                                               2001  2000  1999
                                                               ----  ----  ----
   Statutory U.S. federal income tax rate..................... 35.0% 35.0% 35.0%
   State income tax, net of federal income tax benefit........  0.5   0.5   0.5
   Non-deductible goodwill amortization.......................  1.2   1.0   1.2
   Dividends-received deduction............................... (2.9) (1.7) (1.6)
   Other, net.................................................  1.3  (3.9) (0.7)
                                                               ----  ----  ----
     Effective rate........................................... 35.1% 30.9% 34.4%
                                                               ====  ====  ====

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


   The components of the net deferred tax liability at December 31 are as follows:

                                                                   2001   2000
                                                                  ------ ------
   Assets:
     Insurance reserve amounts................................... $161.8 $165.6
     Net unrealized losses on investment securities..............   10.4   10.4
     Net unrealized loss on derivatives..........................    5.0    --
                                                                  ------ ------
       Total deferred income tax assets..........................  177.2  176.0
                                                                  ------ ------
   Liabilities:
     Investments.................................................    1.6    5.3
     Present value of future profits.............................   47.3   50.3
     Deferred acquisition costs..................................  194.6  149.6
     Other.......................................................    9.2    2.8
                                                                  ------ ------
       Total deferred income tax liabilities.....................  252.7  208.0
                                                                  ------ ------
       Net deferred income tax liability......................... $ 75.5 $ 32.0
                                                                  ====== ======

   Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   The Company received a refund of federal and state taxes for the year ended December 31, 2001 of $23.9, and paid $41.1 and $41.8, for federal and state income taxes for the years ended December 31, 2000 and 1999, respectively.

(8) Related Party Transactions

   GELAAC pays investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $18.3, $11.1 and $14.8 for the years ended December 31, 2001, 2000 and 1999, respectively. GELAAC charges affiliates for certain services and for the use of facilities and equipment which aggregated $68.1, $55.2 and $45.1, for the years ended December 31, 2001, 2000 and 1999, respectively.

   GELAAC pays interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. Interest expense under this agreement was $0.6, $1.1 and $1.9 for the years ended December 31, 2001, 2000 and 1999, respectively. The Company pays interest at the cost of funds of GNA Corporation, which was 2.8%, 6.9% and 5.9% as of December 31, 2001, 2000 and 1999, respectively. The amounts outstanding as of December 31, 2001 and 2000 were $50.5 and $85.7, respectively, and are included with accounts payable and accrued expenses in the Consolidated Balance Sheets.

(9) Guaranty Association Assessments

   The Company is required by state law to participate in the guaranty associations of the various states in which they do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


   There are currently several unrelated insurance companies which had substantial amounts of annuity business in the process of liquidation or rehabilitation. The Company paid assessments of $0.1, $0.5, and $0.1 to various state guaranty associations during 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, accounts payable and accrued expenses include $4.7 and $4.6, respectively, related to estimated future payments.

   Effective January 1, 1999, the Company adopted SOP No. 97-3 and has reported the effect of this adoption as a cumulative effect of a change in accounting principle, which served to increase 1999 net income by $5.0 (net of income taxes of $2.8).

(10) Litigation

   The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, which is still in its preliminary stages, and its ultimate outcome, and any effect on the Company, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Company's Consolidated Financial Statements.

   On November 1, 2000, the Company was named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, the Company successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from the Company and alleges improper sales practices in connection with the sale of universal life insurance policies. No class has been certified. On February 27, 2002, the Court denied the Company's motion for summary judgment. The McBride litigation is still in its preliminary stages, and its ultimate outcome, and any effect on the Company, cannot be determined at this time. The Company intends to defend this lawsuit, including plaintiff's efforts to certify a nationwide class action, vigorously.

(11) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the Consolidated Financial Statements at fair value are not included in the following disclosures; such items include cash and cash equivalents, investment securities, separate accounts and beginning in 2001, derivative financial instruments. Other assets and liabilities--those not carried at fair value--are discussed in the following pages. Apart from certain borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must be determined using models. Although management has made every effort to develop the fairest representation of fair value for this section, it would be unusual if the estimates could actually have been realized at December 31, 2001 or 2000.

   A description of how fair values are estimated follows:

   Borrowings. Based on market quotes or comparables.

   Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

   Investment contract benefits. Based on expected future cash flows, considering expected renewal premiums, claims, refunds and servicing costs, discounted at a current market rate.

   All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and /or estimates of the cost to terminate or otherwise settle obligations.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


   Information about certain financial instruments that were not carried at fair value at December 31, 2001 and 2000, is summarized as follows:

                                      2001                           2000
                          -----------------------------  -----------------------------
                              Assets (Liabilities)           Assets (Liabilities)
                          -----------------------------  -----------------------------
                          Notional Carrying     Fair     Notional Carrying     Fair
                           Amount   amount      value     Amount   amount      value
                          -------- ---------  ---------  -------- ---------  ---------
Assets:
 Mortgage loans.........     (a)   $   938.8  $   978.4     (a)   $ 1,130.0  $ 1,174.0
 Other financial
  instruments...........     (a)        17.8       17.8     (a)         9.3        9.3
Liabilities:
 Borrowings and related
  instruments:
 Borrowings.............     (a)       (50.5)     (50.5)    (a)       (85.7)     (85.7)
 Investment contract
  benefits..............    --      (8,788.6)  (8,812.3)   --      (7,759.7)  (7,339.5)
 Other firm commitments:
 Ordinary course of
  business lending
  commitments...........    6.7          --         --     3.6          --         --

--------
(a)  These financial instruments do not have notional amounts.

   On January 1, 2001 GELAAC adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as discussed in Note 1. The paragraphs that follow provide additional information about derivatives and hedging relationships in accordance with SFAS 133.

   Under SFAS 133, all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows. For derivatives qualifying as hedges of future cash flows, the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of a hedge is reported in earnings as it occurs.

   The nature of the Company's business activities necessarily involves the management of various financial and market risks, including those related to changes in interest rates. As discussed more fully in Note 1 of the 2001 audited financial statements, the Company uses derivative financial instruments to mitigate or eliminate certain of those risks. The January 1, 2001, accounting change previously described affected only the pattern and timing of non-cash accounting recognition.

   At January 1, 2001, the Company's financial statements were adjusted to record a cumulative effect of adopting this accounting change, as follows:

                                                                   Shareholders'
                                                          Earnings   Interest
                                                          -------- -------------
   Adjustment to fair value of derivatives (a)...........  $(8.7)     $(12.2)
   Income tax effects....................................    3.0         4.4
                                                           -----      ------
   Totals................................................  $(5.7)     $ (7.8)
                                                           =====      ======

  --------
  (a)  For earnings effect, amount shown is net of hedged items.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)


   A reconciliation of current period changes for the twelve months ended December 31, 2001, net of applicable income taxes in the separate component of shareholders' interest labeled "derivatives qualifying as hedges", follows:

   Transition adjustment as of January 1, 2001.......................... $(7.8)
   Current period decreases in fair value -- net........................  (0.1)
   Reclassification to earnings, net....................................  (0.2)
                                                                         -----
   Balance at December 31, 2001......................................... $(8.1)
                                                                         =====

   The cumulative effect on shareholders' interest was primarily attributable to marking to market swap contracts used to hedge interest rate risk on variable-rate investments. Decreases in the fair value of these instruments are attributable to changes in interest rates. Additional disclosures required by SFAS No. 133, as amended, are provided in the following paragraphs.

 Hedges of Future Cash Flows

   There was less than $0.1 of ineffectiveness reported in the twelve months ended December 31, 2001 in fair values of hedge positions. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2001 related to the hedge of future cash flows.

   Of the $(7.8) transition adjustment recorded in shareholders' interest at January 1, 2001, $(0.2), net of income taxes, was reclassified to income during the twelve month period ended December 31, 2001. The $(8.1), net of taxes, recorded in shareholders' interest at December 31, 2001 is expected to be reclassified to future income, contemporaneously with and primarily offsetting changes in interest income on floating-rate instruments. Of this amount $(0.2), net of income taxes, are expected to be reclassified to earnings over the twelve-month period ended December 31, 2002. The actual amounts that will be reclassified to income over the next twelve months will vary from this amount as a result of market conditions. No amounts were reclassified to income during the twelve months ended December 31, 2001 in connection with forecasted transactions that were no longer considered probable of occurring.

   At December 31, 2001, there were derivative instruments hedging the reinvestment risk of forecasted purchases of bonds that would occur within one month of year end.

 Hedges of Recognized Assets, Liabilities and Firm Commitments

   The ineffective portion of changes in fair values of hedge positions, reported in the twelve month period ended December 31, 2001 operations, amounted to $0.1 million, before income taxes. These amounts were included in net realized investment gains. There were no amounts excluded from the measure of effectiveness.

 Derivatives Not Designated as Hedges

   At December 31, 2001, there were no derivatives that do not qualify for hedge accounting under SFAS 133, as amended.

(12) Restrictions on Dividends

   Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice, based on the lesser of 10% of the

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       December 31, 2001, 2000 and 1999
                         (Dollar amounts in millions)

prior year statutory surplus and 100% of prior year statutory net gain from operations. Dividends in excess of the prescribed limits or the Company's earned surplus require formal state insurance commission approval. Based on statutory results as of December 31, 2001, the Company is able to distribute $58.4 in dividends in 2002 without obtaining regulatory approval.

   The Company declared and paid dividends of $9.6 for the years ended December 31, 2001, 2000 and 1999.

(13) Supplementary Financial Data

   The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners ("NAIC") that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. The Company has no significant permitted accounting practices. The impact of adoption of codification increased statutory capital and surplus by $16.6, primarily related to the recognition of certain deferred tax assets.

   For the years ended December 31, statutory net income (loss) and statutory capital and surplus is summarized below (unaudited):

                                                           2001    2000   1999
                                                          ------  ------ ------
   Statutory net income (loss)........................... $(20.5) $ 68.0 $ 70.8
   Statutory capital and surplus......................... $584.4  $593.5 $542.5

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with (i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors its RBC level. At December 31, 2001 and 2000, the Company exceeded the minimum required RBC levels.

(14) Operating Segment Information

   The Company conducts its operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death, and
(2) Lifestyle Protection and Enhancement, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events. See Note (1)(c) for further discussion of the Company's principal product lines within these two segments.

              GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                        December 31, 2001, 2000 and 1999
                          (Dollar amounts in millions)


   The following is a summary of industry segment activity for 2001, 2000 and 1999:

2001 -- Segment Data

                                                         Lifestyle
                                              Wealth    Protection
                                           Accumulation      &
                                            & Transfer  Enhancement Consolidated
                                           ------------ ----------- ------------
   Net investment income.................   $   695.8     $  3.1     $   698.9
   Net realized investment gains.........        29.1        --           29.1
   Premiums..............................        48.2       60.2         108.4
   Other revenues........................       297.8        0.2         298.0
                                            ---------     ------     ---------
     Total revenues......................     1,070.9       63.5       1,134.4
                                            ---------     ------     ---------
   Interest credited, benefits, and other
    changes in policy reserves...........       674.1       42.0         716.1
   Commissions...........................       146.8       15.9         162.7
   Amortization of intangibles...........        47.9        2.1          50.0
   Other operating costs and expenses....         0.7        5.2           5.9
                                            ---------     ------     ---------
     Total benefits and expenses.........       869.5       65.2         934.7
                                            ---------     ------     ---------
     Income (loss) before income taxes
      and cumulative effect of change in
      accounting principle...............   $   201.4     $ (1.7)    $   199.7
                                            =========     ======     =========
   Total Assets..........................   $22,288.6     $168.0     $22,456.6
                                            =========     ======     =========

2000 -- Segment Data

                                                       Lifestyle
                                            Wealth    Protection
                                         Accumulation      &
                                          & Transfer  Enhancement Consolidated
                                         ------------ ----------- ------------
   Net investment income................  $   703.5     $  5.4     $   708.9
   Net realized investment gains........        4.3        --            4.3
   Premiums.............................       55.3       61.0         116.3
   Other revenues.......................      316.2        7.7         323.9
                                          ---------     ------     ---------
     Total revenues.....................    1,079.3       74.1       1,153.4
                                          ---------     ------     ---------
   Interest credited, benefits, and
    other changes in policy reserves ...      715.3       40.9         756.2
   Commissions..........................      212.8       16.5         229.3
   Amortization of intangibles..........       41.5        2.2          43.7
   Other operating costs and expenses...     (119.7)       7.9        (111.8)
                                          ---------     ------     ---------
     Total benefits and expenses........      849.9       67.5         917.4
                                          ---------     ------     ---------
     Income before income taxes.........  $   229.4     $  6.6     $   236.0
                                          =========     ======     =========
   Total Assets.........................  $22,440.7     $171.8     $22,612.5
                                          =========     ======     =========

              GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                        December 31, 2001, 2000 and 1999
                          (Dollar amounts in millions)


1999 -- Segment Data

                                                         Lifestyle
                                              Wealth    Protection
                                           Accumulation      &
                                            & Transfer  Enhancement Consolidated
                                           ------------ ----------- ------------
   Net investment income.................   $   634.2     $  4.0     $   638.2
   Net realized investment gains.........        12.0        --           12.0
   Premiums..............................        67.8       56.1         123.9
   Other revenues........................       243.6        0.2         243.8
                                            ---------     ------     ---------
     Total revenues......................       957.6       60.3       1,017.9
                                            ---------     ------     ---------
   Interest credited, benefits, and other
    changes in policy reserves...........       617.0       38.5         655.5
   Commissions...........................       179.7       12.4         192.1
   Amortization of intangibles...........        56.2        2.1          58.3
   Other operating costs and expenses....       (55.1)       2.6         (52.5)
                                            ---------     ------     ---------
     Total benefits and expenses.........       797.8       55.6         853.4
                                            ---------     ------     ---------
     Income before income taxes and
      cumulative effect of change in
      accounting principle...............   $   159.8     $  4.7     $   164.5
                                            =========     ======     =========
   Total Assets..........................   $19,774.2     $183.1     $19,957.3
                                            =========     ======     =========